UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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Inland American Real Estate Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND AMERICAN REAL ESTATE TRUST, INC.

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

Date:	[ ], 2013
Time:	9:00 a.m. central time
Place:	2901 Butterfield Road
Oak Brook, Illinois 60523

Inland American Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

(800) 826-8228

Notice of Annual Meeting of Stockholders

to be held

[                    ], 2013

Dear Stockholder:

Our annual stockholders’ meeting will be held on [                    ], 2013, at 9:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523. At our annual meeting, we will ask you to consider and vote upon:

1.	A proposal to elect seven directors.

2.	A proposal to approve amendments to our charter to remove or revise provisions regarding our equity stock and stockholders.

3.	A proposal to approve amendments to our charter to remove or revise provisions regarding our board of directors.

4.	A proposal to approve amendments to our charter to remove or revise provisions limiting and regulating certain powers of the Company.

5.	A proposal to approve amendments to our charter to revise the provisions restricting transfer and ownership of shares of the Company’s stock.

6.	A proposal to approve amendments to our charter to remove or revise provisions regarding extraordinary actions.

7.

A proposal to approve amendments to our charter to remove provisions stating that the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, also known as the “NASAA REIT Guidelines” or the “Guidelines” control interpretation of the Company’s charter except in certain circumstances.

8.	A proposal to approve amendments to our charter to add provisions relating to the increase or decrease of authorized shares and the reclassification of common stock.

9.	A proposal to approve amendments regarding conforming changes and other ministerial modifications to and restatement of our charter.

10.

A proposal to approve amendments to and the restatement of our charter as amended and restated pursuant to proposals No. 2 through 9 above to remove or revise provisions regarding our sponsor, the Business Manager and their affiliates.

11.	Any other business that may be properly presented at the annual meeting including any postponement or adjournment thereof.

If you were a stockholder of record at the close of business on [                    ], 2013, you may vote in person at the annual meeting including any postponements or adjournments of the meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or authorize a proxy to vote your shares by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

Scott W. Wilton
Secretary

[                    ], 2013

i

Certain Relationships and Related Party Transactions	20

Policies and Procedures with Respect to Related Party Transactions	23

AUDIT COMMITTEE REPORT	24

Fees to Independent Registered Public Accounting Firm	26

Approval of Services and Fees	26

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	27

INTRODUCTORY NOTE – PROPOSALS NO. 2 THROUGH 10	28

PROPOSAL NO. 2 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR EQUITY STOCK AND STOCKHOLDERS	32

PROPOSAL NO. 3 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR BOARD OF DIRECTORS	36

PROPOSAL NO. 4 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY	39

PROPOSAL NO. 5 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE THE PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES	42

PROPOSAL NO. 6 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING EXTRAORDINARY ACTIONS	44

PROPOSAL NO. 7 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS STATING THAT THE GUIDELINES CONTROL INTERPRETATION OF OUR CHARTER EXCEPT IN CERTAIN CIRCUMSTANCES	46

PROPOSAL NO. 8 – APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO ADD PROVISIONS RELATING TO THE INCREASE OR DECREASE OF AUTHORIZED SHARES AND THE RECLASSIFICATION OF COMMON STOCK	47

PROPOSAL NO. 9 – APPROVAL OF PROPOSED AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE CHARTER	49

PROPOSAL NO. 10 – APPROVAL OF PROPOSED AMENDMENTS TO AND RESTATEMENT OF THE PROPOSED AMENDED AND RESTATED CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING OUR SPONSOR, THE BUSINESS MANAGER AND THEIR AFFILIATES	50

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING	58

Nominations of Director Candidates	58

Other Stockholder Proposals	58

ii

This proxy statement contains information related to the annual meeting of stockholders to be held [                    ], 2013, beginning at 9:00 a.m., central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof. This proxy statement, the proxy card and the voting instructions are being mailed to stockholders on or about [                    ], 2013.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

The board of directors of Inland American Real Estate Trust, Inc. (referred to herein as the “Company,” “we,” “our” or “us”), a Maryland corporation, is soliciting your vote for the 2013 annual meeting of stockholders. At the meeting, you will be asked to consider and vote upon:

1.	A proposal to elect seven directors.

2.	A proposal to approve amendments to our charter to remove or revise provisions regarding our equity stock and stockholders.

3.	A proposal to approve amendments to our charter to remove or revise provisions regarding our board of directors.

4.	A proposal to approve amendments to our charter to remove or revise provisions limiting and regulating certain powers of the Company.

5.	A proposal to approve amendments to our charter to revise the provisions restricting transfer and ownership of shares of the Company’s stock.

6.	A proposal to approve amendments to our charter to remove or revise provisions regarding extraordinary actions.

7.	A proposal to approve amendments to our charter to remove provisions stating that the Guidelines control interpretation of the Company’s charter except in certain circumstances.

8.	A proposal to approve amendments to our charter to add provisions relating to the increase or decrease of authorized shares and the reclassification of common stock.

9.	A proposal to approve amendments regarding conforming changes and other ministerial modifications to and restatement of our charter.

10.

A proposal to approve amendments to and the restatement of our charter as amended and restated pursuant to proposals No. 2 through 9 above to remove or revise provisions regarding our sponsor, the Business Manager and their affiliates.

11.	Any other business that may be properly presented at the annual meeting including any postponement or adjournment thereof.

The board of directors recommends that you vote “FOR” each proposal. If you own shares of common stock in more than one account, such as individually or jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission, or “SEC.” If you plan on attending the annual meeting of stockholders in person, please contact Ms. Roberta S. Matlin, our vice president – administration, at (800) 826-8228 so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

Your vote is needed to ensure that the proposals can be acted upon. We are a widely held company, and no large affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting. Therefore, your vote is very important, even if you own a small number of shares. Your immediate response will save us significant additional expense associated with soliciting stockholder votes and will help avoid potential delays and prevent any further calls to you from our proxy solicitors. We welcome your attendance at the meeting.

You will have one vote for each share of common stock, including shares purchased through our distribution reinvestment plan, that you owned at the close of business on [                    ], 2013, which is the record date for the annual meeting. On the record date, there were [                    ] shares of common stock outstanding and entitled to vote. There is no cumulative voting. A majority of the outstanding shares, or [                    ] shares, must be present to hold the annual meeting.

As the holder of record for your shares, you may vote in person or by granting us a proxy to vote on each of the proposals. You may authorize a proxy to vote your shares in any of the following ways:

•	by mail: sign, date and return the proxy card in the enclosed envelope;

•	via telephone: dial 1-877-550-3536 and follow the instructions provided on the proxy card; or

•	via the Internet: go to www.proxyvoting.com/INLAND and follow the instructions provided on the proxy card.

If you return your proxy card but do not indicate how your shares should be voted, they will be voted “for” each proposal in accordance with the board’s recommendation.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending written notice to us, Attention: Ms. Roberta S. Matlin, vice president – administration; (2) providing us with a properly executed, later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

We have hired Morrow & Co., LLC (sometimes referred to herein as “Morrow”) to solicit proxies on our behalf. In addition, Morrow will tabulate all votes cast at the annual meeting and will act as the inspector of election.

Information About Vote Necessary for Action to be Taken

Proposal No. 1. The affirmative vote of a majority of all the shares present at the annual meeting, assuming a quorum is present, is required to elect each person nominated to serve as a director. This means that the number of shares voted “for” a nominee must exceed the total number of shares voted either “against” that nominee or “abstain” in order for that nominee to be elected. For this proposal, a properly executed proxy marked “abstain” for a nominee will have the effect of a vote “against” the nominee.

Proposals No. 2 through 10. The proposals to approve the amendment and restatement of our charter require the affirmative vote of a majority of the outstanding shares of our common stock. For these proposals, a properly executed proxy marked “abstain” will have the effect of a “no” vote. In addition, approval of each of Proposals No. 2 through 10 is conditioned on approval of each other of Proposals No. 2 through 10.

Our board of directors (including all of the independent directors) unanimously approved each of the proposals at its meeting on October [    ], 2013, and recommends that you vote “FOR” each of them.

Quorum Requirement

The presence, in person or by proxy, of stockholders holding 50% of the shares of our common stock outstanding is necessary to constitute a “quorum.” There must be a quorum present in order for us to conduct business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then your shares will be considered present for purposes of establishing a quorum.

Costs of Proxies

We will bear all costs and expenses incurred in connection with soliciting proxies. Our directors and executive officers, as well as the employees of our business manager, Inland American Business Manager & Advisor, Inc. (sometimes referred to herein as the “Business Manager”), also may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, Morrow will solicit proxies on our behalf. We will pay Morrow a fee of up to $5,500 plus a fee equal to $5.50 for each stockholder solicited by telephone and any out-of-pocket expenses for soliciting proxies.

Other Matters

At this time, no other matter is being presented for your consideration at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on [                    ], 2013. This proxy statement, the proxy card and our annual report to stockholders for the year ended December 31, 2012 are available on our website at www.inland-american.com.

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Only one copy of this proxy statement and the 2012 annual report have been sent to certain beneficial stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions. Additional copies of this proxy statement, our annual report to stockholders or our annual report on Form 10-K for the year ended December 31, 2012 will be furnished to you, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations, or by telephoning us, toll free, at (800) 826-8228. If requested by stockholders, we also will provide copies of exhibits to our annual report on Form 10-K for the year ended December 31, 2012 for a reasonable fee.

All of the reports, proxy materials and other information that we file with the SEC also can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies also can be obtained by mail from the Public Reference Room at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains an Internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

Based on a review of filings with the SEC, the following table shows the amount of common stock beneficially owned (unless otherwise indicated) by: (1) persons that are known to beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group. All information is as of September 30, 2013.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
J. Michael Borden, Independent Director	162,552	(3)	*
Thomas F. Glavin, Independent Director	28,181	(4)	*
Brenda G. Gujral, Director	9,678	(5)	*
Thomas F. Meagher, Independent Director	20,913	(6)	*
Robert D. Parks, Director and Chairman of the Board	451,920	(7)	*
Paula Saban, Independent Director	5,500	(8)	*
William J. Wierzbicki, Independent Director	6,977	(9)	*
Thomas P. McGuinness, President	—		—
Roberta S. Matlin, Vice President—Administration	3,139	(10)	*
Jack Potts, Treasurer and Principal Financial Officer	—		—
Anna Fitzgerald, Principal Accounting Officer	—		—
Scott W. Wilton, Secretary	4,028	(11)	*

All Directors and Officers as a group (twelve persons)	692,888		*

*	Less than 1%
(1)	The business address of each person listed in the table is c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.
(2)	All fractional ownership amounts have been rounded to the nearest whole number.
(3)

Mr. Borden has sole voting and dispositive power over 156,093 shares, including 60,858 shares owned by St. Anthony Padua Charitable Trust, for which Mr. Borden is the trustee, and Mr. Borden and his wife share voting and dispositive power over 6,459 shares. Mr. Borden’s shares include vested options exercisable into 5,500 shares of common stock.

(4)

Mr. Glavin has sole voting and dispositive power over 4,500 shares. Mr. Glavin and his wife share voting and dispositive power over 23,681 shares. Mr. Glavin’s shares include vested options exercisable into 4,500 shares of common stock.

(5)	Ms. Gujral has sole voting and dispositive power over 3,479 shares. Ms. Gujral and her husband share voting and dispositive power over 6,199 shares.
(6)	Mr. Meagher has sole voting and dispositive power over all of the shares that he owns. Mr. Meagher’s shares include vested options exercisable into 5,500 shares of common stock.
(7)	Mr. Parks has sole voting and dispositive power over all 451,920 shares.
(8)	Ms. Saban has sole voting and dispositive power over all of the shares that she owns. Ms. Saban’s ownership is comprised of vested options exercisable into 5,500 shares of common stock.
(9)

Mr. Wierzbicki has sole voting and dispositive power over 5,500 shares. Mr. Wierzbicki and his wife share voting and dispositive power over 1,477 shares. Mr. Wierzbicki’s shares include vested options exercisable into 5,500 shares of common stock.

(10)	Ms. Matlin has sole voting and dispositive power over all of the shares that she owns.
(11)

Mr. Wilton and his mother share voting and dispositive power over all 3,351 shares, and Mr. Wilton and his spouse share voting and dispositive power over 677 shares owned by Mr. Wilton’s spouse through her individual IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all forms they file. Based solely on a review of the copies of these forms furnished to us during, and with respect to, the fiscal year ended December 31, 2012, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially owned more than 10% of the outstanding shares of our common stock complied with these filing requirements during the fiscal year ended December 31, 2012.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director or associate of any director, executive officer or nominee has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the annual meeting.

CORPORATE GOVERNANCE PRINCIPLES

Director Independence

Our business is managed under the direction and oversight of our board. The members of our board are J. Michael Borden, Thomas F. Glavin, Brenda G. Gujral, Thomas F. Meagher, Robert D. Parks, Paula Saban and William J. Wierzbicki. As required by our charter, a majority of our directors must be “independent.” As defined by our charter, an “independent director” is a person who: (1) is not directly or indirectly associated, and has not been directly or indirectly associated within the two years prior to becoming an independent director, with the Company, our sponsor or the Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, our sponsor, the Business Manager or any of their affiliates; (2) does not serve as a director for another real estate investment trust, or “REIT,” originated by our sponsor or advised by the Business Manager or any of its affiliates; and (3) performs no other services for the Company, except as director.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the New York Stock Exchange (“NYSE”) or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

Consistent with these considerations, after reviewing all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our management and our independent registered public accounting firm, and considering each director’s direct and indirect association with the Company, our sponsor and the Business Manager, the board has determined that Ms. Saban and Messrs. Borden, Glavin, Meagher and Wierzbicki qualify as independent directors.

Board Leadership Structure and Risk Oversight

Mr. McGuinness, in his role as our president, is responsible for setting the strategic direction and for providing the day-to-day leadership of the Company. Mr. Parks, in his role as our chairman of the board, organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring the Company’s performance and the performance of the Business Manager and Inland American Retail Management LLC, Inland American Office Management LLC and Inland American Industrial Management LLC (collectively referred to herein as our “Property Managers”) as well as the third-party managers that manage our lodging properties. Mr. Parks presides over meetings of the board and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. We have separated the roles of the president and chairman of the board in recognition of the differences between the two roles. Our board believes the current structure is appropriate and effective considering the large breadth of our operations.

Although we do not have a lead independent director, our board believes that the current structure is appropriate. Our board believes that it is able to effectively provide independent oversight of our business and affairs, including risks facing the Company, without a lead independent director through the composition of our board, the strong leadership of the independent directors and the independent committees of our board. Each director is an equal participant in decisions made by our full board, and the five independent directors meet in executive session during the course of the year. Our full board, including a majority of our independent directors not otherwise interested in the transactions, is responsible for approving all transactions between us and the Business Manager or its affiliates and for approving the compensation paid to the Business Manager and its affiliates. In addition, each board member is kept apprised of our business and developments impacting our business and has complete and open access to the members of our management team, the Business Manager and the Property Managers.

Our board oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength. The full board is actively involved in overseeing risk management for the Company. Our board oversees risk through: (1) its review and discussion of regular periodic reports to the board and its committees, including management reports, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business; (2) the required approval by the board of all transactions, including, among others, acquisitions and dispositions of properties exceeding certain dollar amounts, financings exceeding certain dollar amounts and our agreements with the Business Manager, the Property Managers and oversight of the ancillary service providers; (3) the oversight of our business by the audit committee; and (4) regular periodic reports from our independent public accounting firm, third-party internal audit firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Communicating with Directors

Stockholders wishing to communicate with our board and the individual directors may send communications to our corporate secretary at: 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Corporate Secretary of Inland American Real Estate Trust, Inc. Our corporate secretary will review and forward all correspondence to the appropriate person or persons for a response.

Our non-retaliation policy, also known as our “whistleblower” policy, prohibits us, or any of the employees of the Business Manager or its affiliates, from retaliating or taking any adverse action against anyone for raising a concern, including concerns about accounting, internal controls or auditing matters. Employees of the Business Manager or its affiliates preferring to raise their concerns in a confidential or anonymous manner may do so by contacting our compliance officer at (630) 218-8000, ext. 4743. The hotline is available twenty-four hours a day, seven days a week to receive reports of ethical concerns or incidents. Callers to this hotline may choose to remain anonymous. A complete copy of our non-retaliation policy may be found on our website at
www.inland-american.com.

Audit Committee

Our board has formed a separately designated standing audit committee comprised of Messrs. Borden, Glavin and Meagher and Ms. Saban. The board has determined that Mr. Glavin, the chairman of the committee, qualifies as an “audit committee financial expert,” as defined by the SEC, and that each member of the committee is independent in accordance with the standards set forth in the committee’s charter. The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm; (4) the adequacy of our internal controls; and (5) the performance of our independent registered public accounting firm. The audit committee has adopted a written charter, which is available on our website at www.inland-american.com under the “Corporate Information – Governance Documents” tab.

Other Committees

Our board does not have a separately designated compensation committee, or a charter that governs the compensation process. Instead, the full board performs the functions of a compensation committee, including reviewing and approving all forms of compensation for our independent directors. In addition, our independent directors determine, at least annually, that the fees that we contract to pay to the Business Manager are reasonable in relation to the nature and quality of services performed or to be performed, and are within the limits prescribed by our current charter.

Our board does not believe that a separate compensation committee is required at this time because we do not separately compensate our executive officers for their service as officers, nor do we reimburse either the Business Manager or the Property Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements. For these purposes, our corporate secretary is not considered an “executive officer.” In addition, the amount of non-qualified stock options granted to our independent directors is fixed under our independent stock option plan. Our board likewise has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation.

Our board also does not have a separately designated nominating committee, or a charter that governs the director nomination process. Instead, the full board performs the functions of a nominating committee, including identifying and selecting nominees for election at the annual meeting of stockholders. Our board believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be identified, and their qualifications assessed, under a process free from conflicts of interest. Because independent director nominations are made by our independent directors under the charter, our board does not believe that the creation of a standing nominating committee has been necessary.

The board considers all qualified candidates recommended by stockholders, directors and officers for nomination as a director. In selecting candidates for director positions, the board takes into account many factors and evaluates each candidate in light of, among other things, the candidate’s knowledge, experience, judgment and skills such as an understanding of the real estate or securities industry, accounting or financial reporting and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. The board also considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds. The board evaluates each individual candidate by considering all aforementioned factors as a whole, favoring active deliberation rather than the use of rigid formulas to assign relative weights to these factors.

With respect to nominations by stockholders, nominations must be submitted in accordance with the procedures specified in Article II, Section 9 of our Amended and Restated Bylaws, as amended. Generally, this requires that the stockholder send certain information about the nominee to our secretary between 90 and 120 days prior to the first anniversary of the annual meeting held in the prior year.

Code of Ethics

Our board has adopted a code of ethics applicable to our directors, officers and employees which is available on our website at www.inland-american.com. In addition, printed copies of the code of ethics are available to any stockholder, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board has nominated the seven individuals set forth below to serve as directors until the next annual meeting and until their successors are duly elected and qualify. Ms. Saban and Messrs. Borden, Glavin, Meagher and Wierzbicki have been nominated to serve as independent directors. Ms. Gujral and Mr. Parks also have been nominated to serve as directors. If you return a proxy card but do not indicate how your shares should be voted, they will be voted “for” each of the nominees. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders, provided that our independent directors are solely responsible for nominating replacements for vacancies among our independent directors under the charter.

The following sets forth each nominee’s principal occupation and business, as well as the specific experience, qualifications, attributes and skills that led to the conclusion by the board that the nominee should serve as a director of the Company. As used herein, “Inland” refers to some or all of the entities that are a part of The Inland Real Estate Group of Companies, Inc., which is comprised of a group of independent legal entities, some of which share ownership or have been sponsored and managed by Inland Real Estate Investment Corporation (“IREIC”) or its subsidiaries. All ages are as of January 1, 2013.

Robert D. Parks, 69. Chairman of the board and director since October 2004. Mr. Parks has over forty years of experience in the commercial real estate industry, having been a principal of the Inland organization since May 1968. Mr. Parks is currently chairman of IREIC, a position he has held since November 1984. He has also served as a director of Inland Investment Advisors, Inc. since June 1995, and served as a director of Inland Securities Corporation from August 1984 until June 2009. He served as a director of Inland Real Estate Corporation from 1994 through June 2008, and served as chairman of the board from May 1994 to May 2004 and president and chief executive officer from 1994 to April 2008. He also served as a director and chairman of the board of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 to March 2006, and as chief executive officer until December 2004, and as the chairman of the board and a director of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) from its inception in March 2003 to October 2010. Mr. Parks also has served as the chairman of the board and a director of Inland Diversified Real Estate Trust, Inc. since its inception in June 2008. Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC. He oversees and coordinates the marketing of all investments and investor relations.

Mr. Parks received his bachelor degree from Northeastern Illinois University in Chicago, and his master’s degree from the University of Chicago and later taught in Chicago’s public schools. He is a member of the National Association of Real Estate Investment Trusts, or “NAREIT.”

With over forty years of experience in the commercial real estate industry, our board believes that Mr. Parks has the depth of experience to oversee our business strategy. As the current or past chairman of the board of each of the other REITs sponsored by IREIC, including as the past chairman of a New York Stock Exchange-listed REIT, our board believes Mr. Parks has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as our chairman.

J. Michael Borden, 76. Independent director since October 2004. Mr. Borden is president and chief executive officer of Rock Valley Trucking Co., Inc., Rock Valley Leasing, Inc., Hufcor Inc. and Airwall, Inc. Mr. Borden also served as the president and chief executive officer of Freedom Plastics, Inc. through February 2009, at which time it filed a voluntary petition for a court-supervised liquidation of all of its assets in the Circuit Court of Rock County, Wisconsin. Mr. Borden also is the chief executive officer of Hufcor Asia Pacific in China and Hong Kong, Marashumi Corp. in Malaysia, Hufcor Australia Group, and F. P. Investments a Real Estate Investment Company. He currently serves on the board of directors of ANGI Corp., Dowco, Inc., Competitive Wisconsin, and St. Anthony of Padua Charitable Trust, is a trustee of The Nature Conservancy and is a regent of the Milwaukee School of Engineering. Mr. Borden previously served as chairman of the board of the Wisconsin Workforce Development Board and as a member of the SBA Advisory Council and the Federal Reserve Bank Advisory Council. He was named Wisconsin entrepreneur of the year in 1998. Mr. Borden received a bachelor degree in accounting and finance from Marquette University, Milwaukee, Wisconsin. He also attended a master of business administration program in finance at Marquette University.

Over the past twenty-five years, Mr. Borden’s various businesses have routinely entered into real estate transactions in the ordinary course of business, allowing him to develop experience in acquiring, leasing, developing and redeveloping real estate assets. Our board believes that this experience qualifies him to serve as a director on our board.

Thomas F. Glavin, 52. Independent director since October 2007. Mr. Glavin is the owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm that he started in 1988. In that capacity, Mr. Glavin specializes in providing accounting and tax services to closely held companies. Mr. Glavin began his career at Vavrus & Associates, a real estate firm, located in Joliet, Illinois, that owned and managed apartment buildings and health clubs. At Vavrus & Associates, Mr. Glavin was an internal auditor responsible for reviewing and implementing internal controls. In 1984, Mr. Glavin began working in the tax department of Touche Ross & Co., where he specialized in international taxation. In addition to his accounting experience, Mr. Glavin also has been involved in the real estate business for the past seventeen years. Since 1997, Mr. Glavin has been a partner in Gateway Homes, which has zoned, developed and manages a 440 unit manufactured home park in Frankfort, Illinois. Mr. Glavin received his bachelor degree in accounting from Michigan State University in East Lansing, Michigan and a master of science in taxation from DePaul University in Chicago, Illinois. Mr. Glavin is a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

As a result of his financial experience, including over twenty-eight years in the accounting profession, our board believes that Mr. Glavin is able to provide valuable insight and advice with respect to our financial risk exposures, our financial reporting process and our system of internal controls. Mr. Glavin, who currently serves as the chairman of the audit committee of our board, qualifies as an “audit committee financial expert” as defined by the SEC.

Brenda G. Gujral, 70. Director since October 2004. Ms. Gujral has served as our president from October 2004 to September 2012. Ms. Gujral is a director of IREIC and has served as its president since February 2012 (and served in that capacity from July 1987 through June 1992 and again from January 1998 through January 2011). In addition, Ms. Gujral served as the chief executive officer of IREIC from January 2008 to February 2012. Ms. Gujral served as president of Inland Securities Corporation from January 2013 to August 2013; she previously served as the president and chief operating officer from January 1997 to June 2009, and was a director from January 1997 to August 2013. Ms. Gujral served as a director of Inland Investment Advisors, Inc., an investment advisor, from January 2001 to May 2013, and has served as a director (March 2003 to May 2012) and chief executive officer (June 2005 to November 2007) of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) and as president (from June 2008 to May 2009) of Inland Diversified Real Estate Trust, Inc. and as a director and chairman of the board (August 2011 to June 2012) of Inland Real Estate Income Trust, Inc. (formerly, Inland Monthly Income Trust, Inc.). Ms. Gujral also has been the chairman of the board (since May 2001) and the president (since May 2012) of Inland Private Capital Corporation (formerly, Inland Real Estate Exchange Corporation) and a director of Inland Opportunity Business Manager & Advisor, Inc. since April 2009. Ms. Gujral was a director of Inland Retail Real Estate Trust, Inc. from its inception in September 1998 until it was acquired in February 2007.

Ms. Gujral has overall responsibility for the operations of IREIC, including investor relations, regulatory compliance and filings, review of asset management activities and broker-dealer marketing and communication. Ms. Gujral works with internal and outside legal counsel in structuring IREIC’s investment programs and in connection with preparing offering documents and registering the related securities with the SEC and state securities commissions. Our board believes that this experience, coupled with her leadership of IREIC, qualify Ms. Gujral to serve as a member of our board.

Ms. Gujral has been with the Inland organization for over thirty-five years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission of the State of Oregon, establishing an office in Portland, to implement land use legislation for Oregon. Ms. Gujral graduated from California State University, in Fresno. She holds Series 7, 22, 39 and 63 certifications from FINRA, and is a member of NAREIT, the Investment Program Association and the Real Estate Investment Securities Association. Additionally, Ms. Gujral serves on the board of directors of the Disability Rights Center of the Virgin Islands, an organization that focuses on advancing the legal rights of people with disabilities in the U.S. Virgin Islands. In February of 2013, Ms. Gujral was inducted into Midwest Real Estate News Commercial Real Estate Hall of Fame.

Thomas F. Meagher, 82. Independent director since October 2004. Mr. Meagher currently serves on the board of directors of the TWA Plan Oversight Committee. He also is a former member of the board of trustees of Edward Lowe Foundation, Fairfield Savings and Loan, The Private Bank Corp. and the Chicago Chamber of Commerce. Mr. Meagher has previously served on the board of directors of UNR Industries, Rohn Towers, Greyhound Lines Inc., DuPage Airport Authority, Lakeside Bank and Trans World Airlines, where he served as chairman of the board for two years and participated in the sale of the company to American Airlines.

Mr. Meagher began his business career in 1958 when he was selected by American Airlines for its management training program. He subsequently joined Continental Air Transport of Chicago as Executive Vice-President in 1964. In 1970, Mr. Meagher was appointed the first president and chief executive officer of the Chicago Convention and Tourism Bureau, returning to Continental Air Transport as president and chief executive officer in 1972, and he sold the company in 1996. In 1980, Mr. Meagher purchased Howell Tractor and Equipment Company, a large heavy construction equipment dealership, and sold the company in April 2005.

Mr. Meagher received his bachelor degree from St. Mary’s University of Minnesota. Upon graduation, he entered the U.S. Marine Corps Officer Candidate Program, serving with the 2nd Marine Air Wing and achieving the rank of Captain. Mr. Meagher also attended graduate business school at the University of Chicago.

As a result of Mr. Meagher’s extensive business experience, including his leadership experience, our board believes that he is qualified to serve as a director on our board.

Paula Saban, 59. Independent director since October 2004. Ms. Saban has worked in the financial services and banking industry for over twenty-five years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Ms. Saban held various consultative sales roles in treasury management and in traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly held companies and entrepreneurs. In addition to managing a diverse client portfolio, she was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a senior vice president/private client manager. In 1994, Ms. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she is secretary and treasurer, and a principal stockholder.

Ms. Saban received her bachelor degree from MacMurray College, Jacksonville, Illinois, and her master of business administration from DePaul University, Chicago, Illinois. She holds Series 7 and 63 certifications from FINRA. She is a former president of the Fairview Elementary School PTA and a former trustee of both the Goodman Theatre and Urban Gateways. She served as Legislative Chair of Illinois PTA District 37 and as liaison to the No Child Left Behind Task Force of School District 54. She is currently a board member of a Hands On Suburban Chicago which is a not-for-profit organization that matches community and corporate volunteers of all ages and skills with opportunities to connect and serve.

In light of Ms. Saban’s experience in financial services and banking, among other things, our board believes that Ms. Saban has the necessary experience and insight to serve on our board.

William J. Wierzbicki, 67. Independent director since October 2005. Mr. Wierzbicki is a registered Professional Planner in the Province of Ontario, Canada, and is a member of both the Canadian Institute of Planners and the Ontario Professional Planners Institute. Mr. Wierzbicki is the sole proprietor of “Planning Advisory Services,” a land-use planning consulting service providing consultation and advice to various local governments, developers and individuals. Through Planning Advisory Services, Mr. Wierzbicki is the planner for the Municipalities of Huron Shores, the Sault Ste. Marie North Planning Board, Township of Prince, as well as the Town of Chapleau. Mr. Wierzbicki previously served as the Coordinator of Current Planning with the City of Sault Ste. Marie, Ontario. In that capacity, his expertise was in the review of residential, commercial and industrial development proposals. Mr. Wierzbicki led the program to develop a new Comprehensive Zoning By-Law for the City of Sault Ste. Marie. Mr. Wierzbicki was the leader of the team that developed the Sault Ste. Marie’s Industrial Development Strategy. More recently he has completed Community Development Plans for Batchwana First Nation’s Rankin site and for Pic Mobert First Nations. He has also developed an Official Plan and Comprehensive Zoning Bylaw for the Township of Prince. Mr. Wierzbicki received an architectural technologist diploma from the Sault Ste. Marie Technical and Vocational School in Ontario, Canada, and attended Sault College and Algoma University.

Our board believes that Mr. Wierzbicki’s experience and knowledge of commercial real estate industry, including with real estate development and land-use planning, qualifies him to serve on our board.

Election of a director at the annual meeting will require the affirmative vote of holders of a majority of all the shares present at the annual meeting, assuming a quorum is present, which means that AN ABSTENTION WILL HAVE THE EFFECT OF A VOTE “AGAINST” THE ELECTION OF A NOMINEE.

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the election of all seven nominees.

Independent Director Compensation

We pay each of our independent directors an annual fee of $30,000, plus $1,000 for each meeting of the board attended in person and $500 for each meeting of the board attended by telephone. We also pay the chairperson of the audit committee an annual fee of $10,000, and pay each member of the audit committee $1,000 for each meeting of the audit committee attended in person and $500 for each meeting of the audit committee attended by telephone. We pay the chairperson of every other committee, including any special committee, an annual fee of $5,000, and pay each member of such committee $1,000 for each meeting of the committee attended in person and $500 for each meeting of the committee attended by telephone. Under certain circumstances, our board may determine that in consideration of the time and effort required of members of a special committee, certain fees are appropriate in addition to such member’s normal remuneration. For example, members of the special litigation committee, which consists solely of independent directors and is charged with, among things, reviewing and evaluating a series of demands from stockholders to conduct investigations regarding breach of fiduciary duty claims related to matters that are the subject of an SEC investigation, as described below under “Executives – Certain Relationships and Related Party Transactions,” will receive an additional $7,500 per month during the existence of the special litigation committee. We reimburse all of our directors for any out-of-pocket expenses incurred by them in attending meetings. In addition, on the date of each annual meeting of stockholders, we grant to each independent director then in office options to purchase 500 shares of our common stock under our independent director stock option plan.

We do not compensate any director that also is an employee of our Company, the Business Manager or its affiliates.

The following table further summarizes compensation earned by the independent directors for the year ended December 31, 2012.

	Fees Earned in Cash ($)	Option Awards ($)(1)	Total ($)
J. Michael Borden	71,000	3,610	74,610
Thomas F. Glavin	85,000	3,610	88,610
Thomas F. Meagher	56,000	3,610	59,610
Paula Saban	74,000	3,610	77,610
William J. Wierzbicki	50,000	3,610	53,610

(1)

With the exception of Mr. Glavin, each independent director had options to purchase 6,000 shares of our common stock outstanding at December 31, 2012. Mr. Glavin had options to purchase 5,000 shares of our common stock outstanding at December 31, 2012. All options have been granted pursuant to our independent director stock option plan.

Stock Option Grants

Under our independent director stock option plan, we have authorized and reserved a total of 75,000 shares of our common stock for issuance. The number and type of shares that could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if we split our stock, are consolidated or are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.

The independent director stock option plan generally provides for the grant of non-qualified stock options to purchase 3,000 shares to each independent director upon his or her appointment subject to satisfying the conditions set forth in the plan. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholder’s meeting to each independent director then in office. The exercise price for all options is equal to the fair market value of our shares, as defined in the plan, on the date of each grant. However, options may not be granted at any time when the grant, along with the grants to be made at the same time to other independent directors, would exceed 9.8% in value of our issued and outstanding shares of stock or 9.8% in value or number of shares, whichever is more restrictive, of our issued and outstanding shares of common stock.

One-third of the options granted following an individual initially becoming an independent director are exercisable beginning on the date of their grant, one-third become exercisable on the first anniversary of the date of their grant and the remaining one-third become exercisable on the second anniversary of the date of their grant. All other options granted under the independent director stock option plan become fully exercisable on the second anniversary of their date of grant.

Options granted under the independent director stock option plan are exercisable until the first to occur of: (i) the tenth anniversary of the date of grant; (ii) the removal for cause of the person as an independent director; or (iii) three months following the date the person ceases to be an independent director for any other reason except death or disability.

All options generally are exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an independent director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the independent director stock option plan to the contrary, no option issued pursuant thereto may be exercised if exercise would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended.

No option may be sold, pledged, assigned or transferred by an independent director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our assets, the independent director stock option plan will terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Additionally, our board may provide for other alternatives in the case of a dissolution, liquidation, consolidation or merger.

Equity Compensation Plan Information

The following table provides information regarding our equity compensation plans as of December 31, 2012.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
Independent Director Stock Option Plan	29,000	$8.87	46,000
Equity compensation plans not approved by security holders	—	—	—

Total:	29,000	$8.87	46,000

As described above, we have adopted an Independent Director Stock Option Plan; see “Stock Option Grants” above.

Meetings of the Board of Directors, Audit Committee and Stockholders

During the year ended December 31, 2012, our board met 19 times and the audit committee met 10 times. Each of our directors attended at least 75% of the aggregate amount of the meetings of the board and any committee on which he or she served in 2012. We encourage our directors to attend our annual meetings of stockholders. All of our directors attended the annual meeting during the year ended December 31, 2012.

EXECUTIVES

Executive Officers

The board of directors annually elects our executive officers. These officers may be terminated at any time. In addition to Mr. Parks, whose biography is set forth above, the following individuals serve as our executive officers. All ages are stated as of January 1, 2013.

Thomas P. McGuinness, 57. President since September 2012. Mr. McGuinness joined Inland Property Management, Inc. in 1982, and has served as its president since 1991. Mr. McGuinness also has served as president (since 1990) and chairman (since 2001) of Mid-America Management Corporation. From August 2005 through December 2011, Mr. McGuinness served as the president of Inland American HOLDCO LLC (“HOLDCO”), the sole member of each of the Property Managers, Inland American Retail Management LLC, Inland American Office Management LLC and Inland American Industrial Management LLC, and as the chairman, a director and the chief executive officer of the three members of HOLDCO. Mr. McGuinness, has served as the president of the Business Manager since January 2012.

Mr. McGuinness previously served as the president of the Chicagoland Apartment Association and as the regional vice president of the National Apartment Association. He also served on the board of directors of the Apartment Building Owners and Managers Association, and was a trustee with the Service Employees’ Local No. 1 Health and Welfare Fund and its Pension Fund. He holds SCLS and SCSM accreditations from the International Council of Shopping Centers (“ICSC”). Mr. McGuinness is the husband of JoAnn M. McGuinness. Ms. McGuinness is currently a director of the Inland Group, an employee of the corporate parent of the property managers of Inland Diversified Real Estate Trust, Inc. and the president of Inland Real Estate Income Trust, Inc. and its business manager.

Roberta S. Matlin, 68. Vice president—administration since October 2004. Ms. Matlin joined IREIC in November 1984 as director of investor administration and currently serves as a director and senior vice president of IREIC, in the latter capacity directing its day-to-day internal operations. Ms. Matlin also has been a director of Inland Private Capital Corporation (f/k/a Inland Real Estate Exchange Corporation) since May 2001, the vice president of Inland Institutional Capital Partners Corporation since May 2006 and a director since August 2012, and a director of Pan American Bank since December 2007. She also has served as a director and president of Inland Investment Advisors, Inc. since June 1995 and Intervest Southern Real Estate Corporation since July 1995 and a director and vice president of Inland Securities Corporation since July 1995. Ms. Matlin has served as the vice president of Inland Real Estate Income Trust, Inc. and its business manager since August 2011. She has served as vice president of Inland Diversified Real Estate Trust, Inc. since September 2008, and the vice president of its business manager since May 2009; she also served as the president of Inland Diversified’s business manager from June 2008 to May 2009. Ms. Matlin served as vice president of administration of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) from 2003 until 2007, vice president of administration of Inland Retail Real Estate Trust, Inc. from September 1998 until December 2004, vice president of administration of Inland Real Estate Corporation from March 1995 until June 2000 and trustee and executive vice president of Inland Mutual Fund Trust from October 2001 until May 2004. Ms. Matlin also has served as the president of Inland Opportunity Business Manager & Advisor, Inc. since April 2009. Since June 2013 Ms. Matlin has served as a director Inland American Business Manager & Advisor and had served as its president from October 2004 until January 2012.

Prior to joining Inland, Ms. Matlin worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin received her bachelor degree from the University of Illinois in Champaign. She holds Series 7, 22, 24, 39, 63 and 65 licenses from FINRA. Ms. Matlin is a member of NAREIT, the Investment Program Association and the Real Estate Investment Securities Association.

Jack Potts, 43. Treasurer and principal financial officer of the Company, and the chief financial officer of the Business Manager, since February 2012. Mr. Potts previously served as our principal accounting officer and the chief accounting officer of the Business Manager, from September 2007 to January 2012. Mr. Potts also has served as the treasurer of Inland Real Estate Income Trust, Inc., and the treasurer of its business manager from February 2012 through July 2012. Prior to joining the Inland organization, from February 1998 to April 2007, Mr. Potts held various accounting and financial reporting positions with Equity Office Properties Trust, Inc., a then-publicly-traded owner and manager of office properties. Mr. Potts previously worked in the field of public accounting and was a manager in the real estate division for Ernst and Young LLP. He received a bachelor degree in accounting from Michigan State University in East Lansing. Mr. Potts is a certified public accountant.

Anna Fitzgerald, 37. Principal accounting officer of the Company and chief accounting officer of the Business Manager since February 2012. Ms. Fitzgerald joined the Business Manager in January 2011 as the vice president of accounting. Prior to joining the Inland organization, she had worked as a consultant to the Company, from March 2008 to December 2010. Ms. Fitzgerald was previously employed by Equity Office Properties Trust, Inc. from October 1999 to February 2008, where she held various positions in accounting, financial reporting and treasury. She received a bachelor degree in accounting and finance from Drake University in Des Moines, Iowa. Ms. Fitzgerald is a certified public accountant.

Scott W. Wilton, 52. Secretary since October 2004. Mr. Wilton joined The Inland Group, Inc. in January 1995. In July of 2013 he joined Inland American Business Manager and Advisor, Inc. as Vice President. Prior to that time, he served as assistant vice president of The Inland Real Estate Group, Inc. and senior counsel with The Inland Real Estate Group law department. Mr. Wilton previously served as secretary of Retail Properties of America, Inc. (formerly, Inland Western Retail Real Estate Trust, Inc.) from March 2003 to November 2005, as secretary of Inland Private Capital Corporation from May 2001 to August 2009 and as secretary of Inland Retail Real Estate Trust, Inc. and Inland Retail Real Estate Advisory Services, Inc. from September 1998 to December 2004. Mr. Wilton has been involved in all aspects of The Inland Group, Inc.’s business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters and litigation management. He received bachelor degrees in economics and history from the University of Illinois, Champaign, in 1982 and his law degree from Loyola University, Chicago, Illinois, in 1985. Prior to joining The Inland Group, Inc. Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate, corporate transactions and litigation.

Compensation of Executive Officers

All of our executive officers are officers and employees, respectively, of one or more of the affiliates of the Business Manager and are compensated by those entities, in part, for services rendered to us. We do not separately compensate our executive officers, nor do we reimburse either the Business Manager or the Property Managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements. For the purposes of reimbursement, our corporate secretary is not considered an “executive officer.” As a result, we do not have, and our board has not considered, a compensation policy or program for our executive officers and has not included in this proxy statement a “Compensation Discussion and Analysis,” a report from our board with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. The fees we currently pay to the Business Manager and the Property Managers under the business management agreement or the property management agreements are described in more detail under “Certain Relationships and Related Party Transactions.”

If we decide to pay our executive officers in the future, our board will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable to the executive officers with respect to the current or future value of our shares. In addition, the board will include the non-binding stockholder advisory votes on executive compensation and on the frequency of stockholder votes on executive compensation in the relevant proxy statement as required pursuant to Section 14A of the Exchange Act.

Certain Relationships and Related Party Transactions

We pay the Business Manager, an affiliate of our sponsor, IREIC, and its affiliates various fees and compensation. The following is a summary of the fees and compensation we paid to the Business Manager and its affiliates during the year ended December 31, 2012 and the six months ended June 30, 2013.

After our stockholders have received a non-cumulative, non-compounded return of 5.0% per annum on their “invested capital,” we pay the Business Manager an annual business management fee of up to 1% of the “average invested assets,” payable quarterly in an amount up to 0.25% of the average invested assets as of the last day of the immediately preceding quarter. For these purposes, “average invested assets” means, for any period, the average of the aggregate book value of our assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by real estate assets, including amounts invested in REITs and other real estate operating companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period. We pay this fee for services provided or arranged by the Business Manager, such as managing our day-to-day business operations, arranging for the ancillary services provided by other affiliates and overseeing these services, administering our bookkeeping and accounting functions, consulting with our board, overseeing our real estate assets and providing other services as our board deems appropriate. Pursuant to the letter agreement dated May 4, 2012, the business management fee is reduced in each particular quarter for investigation costs (excluding legal fees) incurred in conjunction with a non-public, formal, fact-finding investigation by the SEC to determine whether there have been violations of certain provisions of the federal securities laws regarding the business management fees, property management fees, transactions with affiliates, timing and amount of distributions paid to investors, determination of property impairments, and any decision regarding whether the Company might become a self-administered REIT. The Company has not been accused of any wrongdoing by the SEC. The Company also has been informed by the SEC that the existence of this investigation does not mean that the SEC has concluded that anyone has broken the law or that the SEC has a negative opinion of any person, entity or security. During the year ended December 31, 2012 and the six months ended June 30, 2013, the Company incurred $108 thousand and $521 thousand of investigation costs, respectively, and paid the Business Manager a business management fee equal to approximately $39.8 million and approximately $19.5 million, respectively, or approximately 0.35% of our “average invested assets” on an annual basis, for the year ended December 31, 2012 and approximately 0.18% of our “average invested assets” for the six months ended June 30, 2013. In addition, effective July 30, 2013, the Company extended the agreement with the Business Manager through July 30, 2014. In addition, the extension agreement provides that the Company may terminate the Business Manager Agreement without cause or penalty upon 30 days’ written notice to the Business Manager. Prior to executing the Amendment, the Company could terminate the Business Manager Agreement without cause or penalty upon 60 days’ written notice. In all other respects, the terms and conditions of the Business Manager Agreement remain unchanged.

We pay Inland Investment Advisors, Inc., another affiliate of the Business Manager, an annual fee, paid on a monthly basis, totaling 1% of the first $1 to $5 million of marketable securities under management, 0.85% of marketable securities from $5 to $10 million, 0.75% of marketable securities from $10 to $25 million, 0.65% of marketable securities from $25 to $50 million, 0.60% of marketable securities from $50 to $100 million and 0.50% of marketable securities above $100 million. Notwithstanding the above, the total annual fees paid to Inland Investment Advisors plus the annual business management fee paid to the Business Manager may not exceed the amounts we may pay as the annual business management fee. For the year ended December 31, 2012 and the six months ended June 30, 2013, we paid fees to Inland Investment Advisors in an amount equal to approximately $1.8 million and approximately $0.9 million, respectively.

We also reimburse the Business Manager and its affiliates for all expenses that it, or any affiliate, pays or incurs on our behalf, including the salaries and benefits of persons employed by the Business Manager or its affiliates and performing services for us, except for the salaries and benefits of persons who also serve as one of the executive officers or as an executive officer of the Business Manager. For the purposes of reimbursement, our corporate secretary is not considered an “executive officer”. For the year ended December 31, 2012 and the six months ended June 30, 2013, we incurred approximately $12.2 million and approximately $8.8 million of these costs, respectively. In addition, for any year in which we qualify as a REIT, the Business Manager must reimburse us for the amounts, if any, by which the total operating expenses paid during the previous year exceed the greater of 2% of the average invested assets for that year or 25% of net income for that year, subject to certain adjustments. Our total operating expenses did not exceed these limits during the year ended December 31, 2012.

Additionally, we pay the Business Manager a fee for services performed in connection with acquiring a controlling interest in a REIT or other real estate operating company. Acquisition fees, however, are not paid for acquisitions solely of a fee interest in property. The amount of the acquisition fee is equal to 2.5% of the aggregate purchase price paid to acquire the controlling interest. We did not pay any acquisition fees for the year ended December 31, 2012 or the six months ended June 30, 2013.

We pay the Property Managers, the sole member of each of which is Inland American Holdco Management LLC which has three corporate members (owners) that are controlled by the principals of The Inland Group, Inc. but which are also owned by a number of other individuals, a monthly fee up to a certain percentage of gross operating income. For the six months ending June 30, 2012, the Property Managers were entitled to receive property management fees up to 4.5% of gross operating income, for management and leasing services; however, (1) for triple-net lease properties, the Property Managers were entitled to monthly fees equal to 2.9% of the gross income generated by the applicable property each month and (2) for bank branches, the Property Managers were entitled to monthly fees equal to 2.5% of the gross income generated by the applicable property each month in operating companies purchased by the Company. These rates became effective January 1, 2012 when we entered into an extension agreement with the Property Managers.

Pursuant to several amendments to the master agreements and individual property manager agreements with the Property Managers, the terms of the agreements were renewed until February 28, 2014. We pay the Property Managers monthly management fees by property type. These fees are as follows: (i) for any bank branch facility (office or retail), 2.50% of the gross income generated by the property; (ii) for any multi-tenant industrial property, 4.00% of the gross income generated by the property; (iii) for any multi-family property, 3.75% of the gross income generated by the property; (iv) for any multi-tenant office property, 3.75% of the gross income generated by the property; (v) for any multi-tenant retail property, 4.50% of the gross income generated by the property; (vi) for any single-tenant industrial property, 2.25% of the gross income generated by the property; (vii) for any single-tenant office property, 2.90% of the gross income generated by the property; and (viii) for any single-tenant retail property, 2.90% of the gross income generated by the property.

We do not pay the Property Manager a management fee with respect to our lodging properties. Further, as is customary in the industry, we reimburse each property manager, its affiliates and agents for property-level expenses that it or they pay, such as salaries and benefit expenses for on-site employees and other miscellaneous expenses. For the year ended December 31, 2012 and the six months ended June 30, 2013, we paid the Property Managers management fees of approximately $27.6 million and $11.7 million, respectively. We did not pay any oversight fees for the year ended December 31, 2012 or the six months ended June 30, 2013. For the year ended December 31, 2012 and the six months ended June 30, 2013, we also reimbursed the Property Managers approximately $14.0 million and approximately $6.4 million, respectively, related to property level payroll costs.

We pay a related party of the Business Manager 0.2% of the principal amount of each loan placed on our behalf. These costs are capitalized as loan fees and amortized over the respective loan term. We paid $1.2 million and $0.4 million for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively. During the first half of 2012, we also paid a party related to the Business Manager $0.1 million for loan servicing. We made no such fee for loan servicing in the six months ended June 30, 2013.

As of December 31, 2012 and June 30, 2013, we had deposited approximately $0.4 million and approximately $0.4 million, respectively, in Inland Bank and Trust, a subsidiary of Inland Bancorp, Inc., an affiliate of The Inland Real Estate Group, Inc., which is owned by The Inland Group, Inc.

We are party to an agreement with a limited liability company formed as an insurance association captive, which is wholly owned by us and three related parties, Inland Real Estate Corporation (“IRC”), Inland Diversified Real Estate Trust, Inc., Inland Real Estate Income Trust, Inc., and an unrelated third party, Retail Properties of America. We paid insurance premiums of $12.2 million and $6.1 million for the year ended December 31, 2012 and the six months ended June 30, 2013, respectively.

As of each of December 31, 2012 and June 30, 2013, we held 889,820 shares of IRC valued $7.5 million and $9.2 million respectively.

Policies and Procedures with Respect to Related Party Transactions

Our charter contains provisions setting forth our ability to engage in certain related party transactions. Our board reviews all of these transactions and, as a general rule, any related party transactions must be approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction. All transactions described under the caption “Certain Relationships and Related Party Transactions” are subject to board approval, including a majority of the independent directors not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties. We believe that our general policies and procedures regarding related party transactions also are evidenced by the disclosures in this proxy statement and our prior proxy statements under the caption “Certain Relationships and Related Party Transactions.” We may in the future adopt more specific written policies and procedures regarding related party transactions.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

The management of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”) is responsible for the financial reporting process, preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), designing and implementing a system of internal controls and procedures designed to ensure compliance with GAAP and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing our year-end financial statements. The audit committee is responsible for monitoring and reviewing these procedures and processes. The audit committee is comprised of four independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter. The board has determined that Mr. Glavin qualifies as an “audit committee financial expert” as defined by the SEC. The members of the audit committee are not professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to our financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm. The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with GAAP.

During the year ended December 31, 2012, the audit committee met ten times. At these meetings, the members of the audit committee met with representatives of the members of the Company’s management and with the Company’s independent registered public accounting firm, KPMG LLP, and third-party internal audit firm. The committee discussed numerous items at these meetings including KPMG’s responsibilities to the Company and its audit plan for the year ended December 31, 2012.

The audit committee also has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2012 with the Company’s management. During the year ended December 31, 2012, management reviewed significant accounting and disclosure items with the committee and advised it that the financial statements reviewed had been prepared in accordance with GAAP and performed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”).

The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including those described in Statement on Accounting Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB in Rule 3200T, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee obtained a formal written statement from KPMG, describing all relationships between KPMG and the Company that might bear on KPMG’s independence. In addition the audit committee discussed any relationships that may have an impact on KPMG’s objectivity and independence and reviewed audit and non-audit fees paid to KPMG and the written disclosures and letter from KPMG to the committee, as required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The audit committee has concluded that KPMG is independent from the Company.

Based on the above-mentioned review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

The Audit Committee

J. Michael Borden

Thomas F. Glavin

Thomas F. Meagher

Paula Saban

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by our independent registered public accounting firm, KPMG, for the audit of our annual financial statements for the years ended December 31, 2012 and 2011, together with fees for audit-related services and tax services rendered by KPMG for the years ended December 31, 2012 and 2011, respectively.

Description	Year ended December 31,
	2012	2011
Audit fees(1)	$1,696,562	$1,283,000
Audit-related fees	—	—
Tax fees(2)	514,774	567,760
All other fees	—	—

TOTAL	$2,211,336	$1,850,160

(1)

Audit fees consist principally of fees paid for the audit of our annual consolidated financial statements, review of our consolidated financial statements included in our quarterly reports and reimbursement of out-of-pocket legal expenses associated with the ongoing SEC investigation.

(2)	Tax fees are comprised of tax compliance fees.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by KPMG for the years ended December 31, 2012 and 2011, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2012 and 2011, respectively, were consistent with maintaining KPMG’s independence. Accordingly, the audit committee has approved all of the services provided by KPMG. As a matter of policy, the Company will not engage its primary independent registered public accounting firm for non-audit services other than “audit-related services,” as defined by the SEC, certain tax services and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve any engagements to render services provided by the Company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit-related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the audit committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

Representatives of KPMG will attend the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our current or former officers or employees, or the current or former officers or employees of our subsidiaries, participated in any deliberations of our board concerning executive officer compensation during the year ended December 31, 2012. In addition, during the year ended December 31, 2012, none of our executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving as a member of our board.

INTRODUCTORY NOTE – PROPOSALS NO. 2 THROUGH 10

As previously disclosed, one of our main goals is to actively tailor our portfolio into multi-tenant retail, student housing and hotel properties. We believe doing so will help us achieve greater earnings and position the Company to explore various strategic alternatives designed to provide liquidity events for our stockholders, when and if these alternatives become available. Examples of a future liquidity event could include a listing of our common stock or stock in one of our business segments or merging or selling all or a portion of our portfolio of properties and distributing the proceeds to our stockholders, including through a special distribution or share repurchase.

We have also reviewed our governing documents in light of the range of possible liquidity events. As a result of that review process, our special committee and our board as a whole have concluded that our existing charter is unduly restrictive and may ultimately limit our ability to effectuate certain strategies. For example, in a potential listing strategy on a national securities exchange such as the New York Stock Exchange or “NYSE,” we may consider a phased-in listing process, which would provide for the immediate listing of a certain percentage of our outstanding shares followed by the listing of the remaining shares over time. Likewise, we could list the shares of one of our subsidiaries on the NYSE and then “spin off” the subsidiary through an “in-kind” distribution of the subsidiary’s stock to our stockholders. Alternately, as all or part of the consideration in a merger or in connection with a sale of all or a portion of our portfolio of properties, we may, for example, receive stock from the merged company or purchaser.

Our existing charter, however, does not allow for us to create multiple classes of stock to effectuate a phased-in listing and restricts our ability to pay distributions in-kind which is how a spin off would be effected. The existing charter may also hinder our ability to implement other liquidity strategies. For example, the provisions that we seek to amend are not included in the charters of most other exchange-traded REITs and as a result, if we choose to list our shares of common stock on a national securities exchange, such as the NYSE, demand for our shares, especially from institutional investors, may be hindered by not having a “market” charter. Therefore, we are proposing amendments to our charter that will give our board the flexibility to effectuate potential liquidity strategies and to bring our charter in line with those of publicly-traded REITs. No assurance can be given, however, that, even if our stockholders approve the proposals discussed below, we will ultimately effectuate any of these liquidity strategies.

The majority of the provisions that we seek to amend were initially imposed by various state securities administrators at the time we were formed and raised capital through a series of “best efforts” offerings. We were required to register our offerings in each state as well as with the SEC. Many of the state securities administrators require that an issuer whose securities are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market include provisions from NASAA REIT Guidelines. We are no longer raising capital through “best efforts” public offerings and do not intend to do so in the future. We completed our most recent “best efforts” public offering in 2009.

Because we were required to include many provisions from the Guidelines in our charter, it contains provisions that are redundant with or may conflict with provisions contained in the Maryland General Corporation Law or “MGCL.” We believe that, at a minimum, these provisions may create interpretive questions and result in uncertainty, which could affect our ability to operate our business and advance our strategic objectives. For example in addition to the inability to create multiple classes of stock or make distributions in-kind, under the current charter the Company is limited in its ability to issue options and warrants. Options and warrants are commonly used by many companies, including our competitors, as incentives to attract and retain executives. These restrictions may also create impediments on the Company’s ability to raise capital. Other provisions from the Guidelines impose conditions on our board or limit the board’s authority in ways not required by the MGCL for Maryland corporations. We believe that in the future, these provisions could have an adverse effect on the Company by preventing us from being able to respond quickly to changing circumstances or take advantage of new opportunities.

In Proposals No. 2 through 9, the “Amended and Restated Proposals,” as described in more detail below, we are proposing to amend our current charter to remove or revise the provisions included from the Guidelines. In doing so, we believe the resulting charter will be more similar to those of publicly-traded REITs incorporated in Maryland. If approved by our stockholders, the Amended and Restated Proposals would become effective when the Seventh Articles of Amendment and Restatement of our charter (the “Proposed Amended and Restated Charter”) is filed with, and accepted by the State Department of Assessments and Taxation of the State of Maryland. However, even if approved by our stockholders, and implemented by the Company, the Amended and Restated Proposals would not remove the provisions of our current charter that govern our relationship with our Business Manager, the Property Managers and their affiliates. Unless and until we become a self-managed REIT as described more fully below, our board believes that the charter provisions governing our relationship with our Business Manager, the Property Managers and their affiliates help protect our stockholders’ interests by, among other things, limiting the fees we may pay or transactions we may enter into with our Business Manager, the Property Managers and their affiliates. Therefore, we are not proposing to remove those provisions until the time we become a self-managed REIT.

The full text of the Proposed Amended and Restated Charter is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to show changes from our current charter. The following descriptions of the Amended and Restated Proposals (Proposals Nos. 2 through 9) collectively summarize the amendments our board has approved in the Proposed Amended and Restated Charter, which is wholly qualified by reference to Exhibit A-I, which you should read in its entirety. Our board, including all of the independent directors, has determined that the proposed amendments set forth in the Proposed Amended and Restated Charter are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals No. 2 through 9.

As noted above, since its formation, the Company’s day-to-day operations have been managed by an external advisor, our Business Manager, under the supervision of our board and pursuant to the terms and conditions of our charter and the management agreement with the Business Manager. Our Business Manager has been paid fees for its services based on factors set forth in our charter, including, among other things, assets under management and purchases of assets. See “Executives – Certain Relationships and Related Party Transactions” above. As also noted above, certain provisions of our charter that govern our relationship with our Business Manager and its affiliates were originally included from the Guidelines and we are not proposing to remove those provisions in the Amended and Restated Proposals. However, at some time in the future we may directly employ our executive officers and we will no longer pay a fee for our Business Manager to manage our day-to-day operations even if we continue to engage affiliates of the Business Manager to manage our portfolio or to perform ancillary services for us such as computer services or human resources. There are a variety of transactions, processes or procedures by which the Company, rather than the Business Manager, would directly manage the day-to-day operations of the Company. For example, we could acquire the Business Manager through a merger or by acquiring its assets, we could hire our own executive officers and other employees including by entering into employment agreements with these executives or others, which may include individuals currently employed by the Business Manager. In these proxy materials, we refer to being “self-managed” or “self-management” as the completion of any transaction, process or procedure by which we come directly to employ our executive officers coupled with the termination of the management agreement with the Business Manager. Notwithstanding the fact that we have become self-managed, we may still engage our Business Manager or affiliates thereof to provide ancillary or other transition services such as those currently provided to us under our agreement with the Business Manager. Further, we may continue to engage property managers affiliated with, or related to, the Business Manager to manage our properties.

In Proposal No. 10, as described in more detail below, we are proposing to further amend our charter to remove or revise provisions, many of which were originally included from the Guidelines, if we become self-managed. Until then, these provisions will not be removed or revised. Assuming Proposal No. 10 is approved, if and when we subsequently become self-managed, the amendments described in the description of Proposal No. 10 would become effective when the Eighth Articles of Amendment and Restatement of our charter (the “Proposed Self-Management Charter”) are filed with, and accepted by the State Department of Assessments and Taxation of the State of Maryland. Thus, Proposal No. 10 will not become operative unless and until we become self-managed. Our board currently has not approved any transaction, or any process or procedure by which we would become self-managed and cannot reliably estimate if, when or upon what terms the Company would become self-managed. This means that, even if approved, the implementation of Proposal No. 10 may be delayed for an indefinite period of time.

The full text of the Proposed Self-Management Charter is attached hereto as Exhibit B-I and has been marked in Exhibit B-II to show all the changes from the current charter, including the changes proposed in the Amended and Restated Proposals. The description of Proposal No. 10 summarizes the amendments our board has approved in the Proposed Self-Management Charter from the Proposed Amended and Restated Charter and is wholly qualified by reference to Exhibit B-I, which you should read in its entirety. Our board, including all of the independent directors, has found the Proposed Self-Management Charter to be advisable and, therefore, recommends that stockholders vote “FOR” Proposal No. 10.

Approval of each of Proposals No. 2 through 10 is conditioned on approval of every other of Proposals No. 2 through 10. This means for the Proposed Amended and Restated Charter and the Proposed Self-Management Charter to be approved and implemented our stockholders must vote “FOR” each of Proposals No. 2 through 10.

Although the proposed amendments may remove certain stockholder voting provisions and stockholder rights, as discussed in more detail below, we are of the view that the proposed amendments will provide us with greater flexibility in implementing our overall business plan and exploring potential strategic opportunities, if and when these opportunities become available.

In the following summaries of the proposed amendments to our charter that we are asking stockholders to approve, article and section references are to the articles and sections of our current charter unless otherwise noted.

PROPOSAL NO. 2 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER

TO REMOVE OR REVISE PROVISIONS REGARDING OUR EQUITY STOCK

AND STOCKHOLDERS

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter includes provisions that may unnecessarily restrict our ability to take advantage of future opportunities for liquidity events, are redundant with the MGCL or are needed to bring our charter in line with charters of publicly-traded REITs. In this Proposal No. 2, we are proposing to remove or revise those provisions that relate to the terms and rights of our classes and series of equity stock, including our common stock, and to offerings of our equity stock, all as more particularly described below:

1.

Sections 5.2. Liquidation Rights. If adopted, this proposal would delete this provision entirely. Section 5.2 provides that upon liquidation of the Company, subject to any preferential rights of preferred stockholders, after paying or providing for debts and liabilities of the Company, each share of the Company’s common stock will participate in the assets of the Company on a pro rata basis. We believe this provision is redundant with the MGCL. If this proposal is adopted, then under the MGCL, upon dissolution, after applying its assets to the payment, satisfaction and discharge of its then-existing debts and obligations, the Company would distribute a proportionate share of its remaining assets to each common stockholder.

2.

Section 5.4. Voting Rights of Preferred Stock. If adopted, this proposal would delete the second sentence of Section 5.4. This provision limits the voting rights that may be accorded to a class or series of preferred stock. We believe that the board of directors, constrained by the standard of care imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by determining what terms and rights of a new class or series of preferred stock, including voting rights, would be in the best interest of the Company at the time of issuance. Deleting this provision may increase the possible dilutive effect of a potential future issuance of preferred stock on the voting power of our common stock.

3.

Section 5.3(b). Annual Meeting Quorum. If adopted, this proposal would delete the second sentence of Section 5.3(b). This provision provides that the quorum for a meeting of stockholders is 50% of the then-outstanding shares of common stock. If this proposal is adopted, then a quorum for the annual meeting will be determined in accordance with the applicable provisions of the MGCL. Currently under the MGCL, at a meeting of stockholders the presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting would constitute a quorum.

4.	Section 5.11. Terms and Conditions of Securities. If adopted, this proposal would delete Sections 5.11(a), (b), (c), (d) and (f) and revise Section 5.11(e).

Under Section 5.11(a), we may not issue common stock that is non-voting or assessable. Under rules promulgated by the SEC, any additional stock we offer in registered public offerings also will be required to be nonassessable. We believe that our board, constrained by the standard of care imposed on each director by the MGCL, should have the flexibility to respond to trends in the equity capital markets by, for example, determining that issuing a new class of non-voting common stock is advisable to preserve the voting power of our current stockholders. Under the MGCL, if we were to issue non-voting common stock in the future, which we currently have no plans to do, that non-voting common stock would be of a different series than our currently outstanding common stock and that issuance would not affect the voting rights of our current stockholders.

Under Section 5.11(b), we may issue warrants and options for our stock only ratably to all holders of our stock, as part of a financing arrangement or as part of a stock option plan adopted by the Company. We believe our board, constrained by the standard of care imposed on each director by the MGCL, should have the ability to decide whether, when and on what terms to issue warrants and options to buy stock. We believe Section 5.11(b) inadvisably limits the Company’s ability to respond quickly to the Company’s capital needs and opportunities in the capital markets.

Under Section 5.11(c), we may not issue common stock that is redeemable. The ability to issue redeemable common stock would give us additional options for raising capital. It is possible that upon redemption, redeemable common stock issued in the future could materially affect the cash flow available to pay distributions on our common stock.

Under Section 5.11(d), we may not issue debt securities unless the historical debt service coverage as adjusted for known charges is sufficient to properly service the higher level of debt. The Guidelines do not provide any guidance on what constitutes a “sufficient” coverage level. This ambiguity makes it difficult to issue debt securities even if our board believes it is in the Company’s and our stockholders’ best interests. We believe our board, constrained by the standard of care imposed on each director by the MGCL, should have maximum flexibility to negotiate the terms and conditions of any debt securities.

Under Section 5.11(e), we may not issue options or warrants to a “Sponsor,” the Business Manager, any director or any of their affiliates except on the same terms sold to the general public. If adopted, this proposal would add a provision to Section 5.11(e) clarifying that the Company may issue options or warrants to a director or employee pursuant to an equity compensation plan adopted by our board. We believe our board should have the ability to incentivize the performance of directors, officers and employees in the exercise of its business judgment by awarding equity compensation, for example, if it believes that the equity compensation will align the incentives of the recipients with the interests of our stockholders.

Under Section 5.11(f), we may not issue stock on a deferred payment basis or similar arrangement. We believe our board, constrained by the standard of care imposed on each director by the MGCL, should have the power to determine what payment terms are acceptable for newly subscribed shares of stock.

5.

Section 7.1. Limitation on Organization and Offering Expenses. If adopted, this proposal would delete this provision entirely. Section 7.1 limits the expenses paid by the Company in a public offering of its stock to 15% of the proceeds. The amount of fees and expenses payable in an offering of securities is regulated by the Financial Industry Regulatory Authority (“FINRA”). The limits imposed by FINRA are consistent with the provisions contained in Section 7.1 rendering it redundant with applicable FINRA rules.

6.

Section 7.9. Suitability of Stockholders. If adopted, this proposal would delete this provision entirely. This provision could limit our ability to issue securities in an underwritten offering which could impact our ability to list our shares on a national securities exchange. Suitability determinations are made by registered broker-dealers, not by issuers. If we were to issue securities in a firm underwritten offering, we may not know the identity of future purchasers who would hold our securities in “street name.”

7.

Section 10.2. Reports and Meetings. If adopted, this proposal would delete this provision entirely. This section sets forth requirements regarding the type of information to be included in the Company’s annual report, including a report from the independent directors that the policies being followed by the Company are in the best interest of the stockholders and the basis for this determination. The Company believes that substantially all of the requirements set forth in this article are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act, except the requirement to distribute an annual report with the following information specified by the Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of MGCL requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC and the MGCL.

This section also sets forth certain requirements regarding annual and special meetings of stockholders, including the location of meetings, the time for holding annual meetings and the notice for meetings, and provides that our secretary must call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of common stock entitled to vote at the meeting. The Company believes that these procedural matters are better addressed in (and duplicative of provisions already in) the Company’s bylaws. However, because the board of directors has the exclusive power to amend the bylaws, it could increase the threshold required for calling a special meeting of stockholders from 10% to a majority (the customary percentage for a publicly-traded Maryland corporation) without a stockholder vote.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment of the charter proposed in this Proposal No. 2 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 2.

PROPOSAL NO. 3 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER

TO REMOVE OR REVISE PROVISIONS REGARDING

OUR BOARD OF DIRECTORS

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter includes provisions that may unnecessarily restrict our ability to take advantage of future opportunities for liquidity events, are redundant with the MGCL or are needed to bring our charter in line with the charters of publicly-traded REITs. In this Proposal No. 3, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below:

1.

Section 5.3(b). Director Elections. If adopted, this proposal would delete the first sentence of Section 5.3(b). This provision requires the affirmative vote of the holders of a majority of our common stock present in person or by proxy an annual meeting where a quorum is present to elect directors. We believe it is advisable to delete this provision because it creates a possibility that no nominee would be elected to fill a director seat. If no nominee for a director seat receives the vote of a majority of shares present because, for example, many stockholders abstain, then the previously elected director will continue to serve as a “holdover” director. In addition, because we are a widely-held company, and no large affiliated groups of stockholders own substantial blocks of our shares, there can be substantial costs and delays to the Company when soliciting stockholder votes. We believe that changing the voting standard will reduce the Company’s cost of soliciting stockholder votes. If this proposal is adopted, then under the MGCL, a plurality of all the votes cast at a meeting at which a quorum is present would be sufficient to elect a director. We believe it is preferable and in our stockholders’ interest to follow the MGCL in recognizing the expressed preference of the largest group of stockholders (by votes) that are actively voting in a director election. If adopted, this proposal would result in the election of the nominee who receives the most affirmative votes in a director election. This proposal would change the effect of an abstention, which currently counts as a vote against a director nominee, so that it will have the effect of a true abstention – qualifying as present for the purposes of a quorum but having no effect on the outcome of the election. Adoption of this proposal may diminish the effect of a vote against a nominee because a nominee who received many against votes would, nevertheless, be elected if there is no opposition candidate.

2.

Section 6.1. Number and Classification of Directors. Under Section 6.1, all of our directors must have at least three years of “relevant experience” and at least one of our independent directors must have three years of “relevant real estate experience.” The Guidelines do not interpret “relevant experience,” and we believe these requirements to be potentially ambiguous and difficult to apply to director nominees. If adopted, this proposal would delete these requirements. Because of this requirement, it is possible that a person who would add an important element to our board may not qualify under the current requirements. We believe the board, in consideration of the many characteristics that may make a nominee a valuable addition to our board, should have discretion to nominate the person. In addition, the board will remain subject to the SEC’s proxy rules that require the board to disclose in the Company’s proxy statement why each independent director was nominated. If adopted, this proposal would also delete the requirements in Section 6.1, which are more restrictive than Maryland law requires, that our board of directors be comprised of not less than three nor more than eleven directors and that independent directors nominate replacements for vacancies among the independent directors.

3.

Section 6.2. Term of Directors. If adopted, this proposal would delete this provision entirely. This section provides that each director elected by the vote of the stockholders holds office until his or her successor is elected and qualifies. We believe this provision is redundant. If this proposal is adopted, then under the MGCL, each director also will continue to hold office until his or her successor is elected and qualifies.

4.

Section 6.3. Service as Nominee. If adopted, this proposal would delete this provision entirely. This section provides that we may cause legal title to our assets to be held by or in the name of any or all of our directors as nominee. We do not intend to cause legal title to our assets to be held in this manner and therefore believe that this provision is unnecessary.

5.

Section 6.8. Determinations by the Board. If adopted, this proposal would add language to this provision clarifying the board’s authority to make authoritative determinations with respect to the Company. Section 6.8 authorizes the board to make conclusive and binding determinations about certain matters within the board’s general authority to manage the business and affairs of the Company under the MGCL. We believe the specific authorities granted to the board by the proposed amendment may fall within the board’s existing general authority under the MGCL. Nevertheless, we believe this amendment is advisable to clarify the areas in which the board may make authoritative determinations. We believe this increased clarity will contribute to more efficient oversight of the Company’s management and implementation of our business plan.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 3 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 3.

PROPOSAL NO. 4 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER

TO REMOVE OR REVISE PROVISIONS LIMITING AND REGULATING

CERTAIN POWERS OF THE COMPANY

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter includes provisions that may unnecessarily restrict our ability to take advantage of future opportunities for liquidity events, are redundant with the MGCL or are needed to bring our charter in line with the charters of publicly-traded REITs. In this Proposal No. 4, we are proposing to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions, all as more particularly described below:

1.

Section 6.5(d). Distributions. This provision limits the source of cash for distributions, whether distributions may be paid in kind, and requires disclosure of information about distributions. If adopted, this proposal would delete all of this provision except the first and last sentences. Pursuant to disclosure requirements applicable to the Company as a public reporting company under the Exchange Act, the Company will continue to provide stockholders with information of the type required by this section on a quarterly and annual basis detailing the amount of funds distributed and the Company’s financial condition and results of operations. Although the Company has no present intent to pay any distributions in kind, there could be circumstances in the future where doing so may be in the best interest of the Company and its stockholders, and we believe the board, constrained by the standard of care imposed on each director by the MGCL, should have the authority to do so in the exercise of its business judgment. If adopted, this proposal would also permit us to pay stock dividends in shares of one class to holders of shares of another class without a stockholder vote, which could allow us to more easily implement a phased-in liquidity program providing for the immediate listing of a certain percentage of outstanding shares followed by the listing of additional percentages over time. Alternately, as all or part of the consideration in a merger or in connection with a sale of all or a portion of our portfolio of properties, we could distribute stock received from the merged company or purchaser.

2.

Section 6.5(e). Distribution Reinvestment Program. If adopted, this proposal would delete this provision entirely. The Company currently has a distribution reinvestment plan in effect and publicly discloses the terms and conditions of the plan. This provision does not have a substantive effect on the plan and is unnecessary.

3.

Section 6.5(k). Share Repurchase Program. If adopted, this proposal would delete this provision entirely. The Company currently has a share repurchase program in effect and publicly discloses the terms and conditions of the plan. This provision does not have a substantive effect on the plan and is unnecessary.

4.

Section 9.2(m). Investment Restrictions. If adopted, this proposal would delete this provision entirely. Section 9.2 outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments. Clause (m) prohibits the Company from engaging in underwriting or the agency distribution of securities issued by others, which presently creates ambiguity regarding the Company’s ability to distribute securities that it receives in connection with the sale of one or more of our business segments or properties to its stockholders.

5.

Article XI. Election. If adopted, this proposal would delete this article entirely. Article XI contains exemptions from the Maryland Business Combination Act and Maryland Control Share Acquisition Act with respect to potential business combinations with and acquisitions of stock by the Business Manager, the Property Managers or their affiliates and prohibits the Company from electing to be subject to the Maryland Unsolicited Takeovers Statue. We believe that removing these provisions, and thereby conforming our charter to other “market” charters, would not affect our ability to implement liquidity strategies, as the board of directors would retain the power to grant exemptions from the Maryland Business Combination Act and Maryland Control Share Acquisition Act, by adoption of a resolution in the case of the former and amendment of our bylaws in the case of the latter. The removal of these provisions may also make predatory activities against the Company, which are disruptive and damaging to the Company, more difficult. We also believe that the board of directors, constrained by the standard of care imposed on each director by the MGCL, should have the discretion (as the boards of directors of most other publicly-traded Maryland corporations do) to elect for us to be subject to any or all of the provisions of the Maryland Unsolicited Takeovers Statute if it determines that doing so is in our best interests.

6.

Article XII. Roll-ups. If adopted, this proposal would delete this article entirely. This article imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). Since the time that the Guidelines were promulgated, federal securities laws have been amended to accord stockholders similar rights in a roll-up transaction to those that are accorded by the current charter. Although deleting this article may reduce certain rights of stockholders, we believe that stockholders will continue to have similar rights to approve or participate in a roll-up transaction, but this deletion may also increase our flexibility to enter into a roll-up transaction that our board determines to be in our best interest and that is approved by our stockholders.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 4 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 4.

PROPOSAL NO. 5 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE THE

PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES

In order to maintain the Company’s tax-preferred REIT qualification under the Code, (i) any five individuals, as defined under the Code, may not own 50% or more of the shares of the Company’s stock and (ii) the Company must have at least 100 stockholders, during specified periods of time. In addition, the Code imposes limitations on stock ownership by the Company, and its affiliates, of the Company’s tenants. To help assure that the Company meets these requirements and thereby preserve the value of the Company’s REIT qualification for all our stockholders, the Company’s charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital. Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current charter, we also believe the proposed amendments to the ownership and transfer restrictions for our stock accord with practices that have evolved in the charters of REITs like the Company and will help to mitigate further any risk to the Company’s REIT qualification. Under the current charter, the general ownership limit is set as 9.8% of our stock, and we are not proposing to amend that general limit at this time. If adopted, this Proposal No. 5 specifically would amend the ownership and transfer restrictions in the charter that apply to our common stock in the following manner:

1.

Section 8.1 Definitions. If adopted, this proposal would amend the definitions of “Beneficial Ownership” and “Construction Ownership” to treat options as exercised for certain purposes. We are also proposing a new defined term, “Non-Transfer Event” that will help to clarify how the ownership and transfer restrictions apply to certain events that are not transfers of stock ownership. In addition, if adopted, this proposal would amend the definition of “Transfer” to clarify that the stock ownership and transfer restrictions apply to certain mergers, changes in capital structure, changes in relationships between persons, pledging or granting security interests in shares of stock and certain other actions.

2.

Section 8.2. Equity Stock Restrictions. If adopted, this proposal would update certain language in the stock ownership and transfer restrictions but the effect of the language will remain unchanged–generally, to force any transfer that would result in ownership exceeding the applicable limitations into a constructive trust for a beneficiary that would not have ownership in violation of the applicable limitations or, if the transfer is effective nevertheless, to void the transfer. The proposed amendments also would require advance or immediate notice to the Company of a transfer of our stock that results in ownership in violation of the applicable limitations. We believe these amended reporting requirements present a minimum burden to our stockholders, who must already comply with reporting requirements under the Exchange Act upon acquiring 5.0% of our stock, while providing the Company timely information with which to respond to emerging potential risks to its REIT qualification.

Under the current charter, our board already has the express authority to increase the stock ownership limits. If adopted, this proposal would also clarify limits to that authority to increase the stock ownership limits and, in addition, clarify that our board has authority to decrease the stock ownership limits and what the effects of a decrease would be. If our board decreased the stock ownership limits, ownership of our stock acquired prior to the decrease would not be affected, but any owners holding in excess of the newly decreased limits would not be permitted to increase their stock ownership further until they had transferred sufficient stock as to comply with the new limits.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 5 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 5.

PROPOSAL NO. 6 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR

REVISE PROVISIONS REGARDING EXTRAORDINARY ACTIONS

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter includes provisions that may unnecessarily restrict our operations or are redundant with the MGCL. In this Proposal No. 6, we are proposing to remove or revise those provisions regarding stockholder approval of extraordinary actions such as amending our charter and merging the Company as more particularly described below:

1.

Section 14.2. Stockholders’ Approval of Extraordinary Actions. If adopted, this proposal would clarify the applicability of the existing provision establishing a majority voting threshold for approval of certain matters such as amendment of the charter to all extraordinary actions under the MGCL. To approve certain actions, the MGCL allows a charter provision such as this one that requires the affirmative vote of holders of a majority of the Company’s stock entitled to vote thereon. Without such a provision, a two-thirds vote generally is required to approve those actions. Rather than enumerate particular types of actions for which a majority vote is sufficient as in the current charter, if this proposal is adopted, the revised provision would lower the vote required to a majority of our stock entitled to vote thereon for every type of action for which the MGCL generally requires a two-thirds vote but also allows a charter to provide a lower requirement. We believe the generalized language in the proposed amendment is advisable to avoid potential ambiguities where language in the current charter may appear to differ from the stockholder approval requirements of the MGCL. For example, the current charter might require a stockholder vote to approve certain mergers that would not otherwise require a stockholder vote under the MGCL. In addition, because we are a widely held company, and no large affiliated groups of stockholders own substantial blocks of our shares, there can be substantial costs and delays to the Company when soliciting stockholder votes. We believe that changing the voting standard will reduce the Company’s cost of soliciting stockholder votes. Although the proposed amendment may decrease stockholder voting rights in some circumstances, under the proposed amendment, stockholders would continue to have their current voting rights with respect to all matters for which the MGCL requires stockholder approval. Moreover, we believe that resolving any potential ambiguities between the charter and the MGCL will improve the board’s ability to take advantage of strategic opportunities that may arise in the future.

2.

Section 14.3. Extraordinary Actions by Stockholders Only. If adopted, this proposal would delete this provision entirely. Section 14.3 purports to enable holders of a majority of our outstanding common stock to supplement, amend or restate our charter and to dissolve or liquidate the Company without a concurrence by our board and even if our board expressly opposes the action. Under the MGCL, these actions require the board to find that the supplement, amendment or restatement of our charter or the dissolving of the Company is advisable. We believe that stockholder action pursuant to Section 14.3 without a finding of advisability by the board is voidable upon the suit of any stockholder. Therefore, we believe Section 14.3 is invalid and should be removed from the charter to avoid confusion.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 6 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 6.

PROPOSAL NO. 7 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE

PROVISIONS STATING THAT THE GUIDELINES CONTROL INTERPRETATION

OF OUR CHARTER EXCEPT IN CERTAIN CIRCUMSTANCES

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter includes provisions that may unnecessarily restrict our ability to take advantage of future opportunities for liquidity events, are redundant with the MGCL or are needed to bring our charter in line with the charters of publicly-traded REITs. In this Proposal No. 7, we are proposing to delete Article XVI entirely. Article XVI purports to provide that the Guidelines control interpretation of our charter to the extent they conflict with any non-mandatory provisions of the MGCL. As described above, we are proposing to remove many of the provisions from our charter originally included in our charter from the Guidelines. To the extent of that removal, we believe Article XVI would no longer be applicable. Moreover, we believe that Guidelines frequently are vague or ambiguous, and there is no statement of policy or other basis in the Guidelines by which to clarify those ambiguities. Extensive case law exists interpreting provisions of corporate charters under the MGCL, and courts have developed expertise in interpreting these provisions. We believe, therefore, that it is in the interest of the Company and our stockholders that applicable law control interpretation of our charter notwithstanding anything in the Guidelines.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 7 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 7.

PROPOSAL NO. 8 –

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO ADD

PROVISIONS RELATING TO THE INCREASE OR DECREASE OF AUTHORIZED

SHARES AND THE RECLASSIFICATION OF COMMON STOCK

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter excludes certain provisions permitted by Maryland law that are contained in the charters of other publicly-traded REITs incorporated in Maryland. If adopted, this Proposal No. 8 would add the following provisions to our charter, which we believe will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise:

1.

Section 5.1 Authorized Stock. If adopted, this proposal would permit the board of directors, with the approval of a majority of the entire board and without any action by the stockholders, to amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Currently, charter amendments to increase or decrease authorized stock must be both declared advisable by the board and approved by the stockholders. We believe that our board, constrained by the standard of care imposed on each director by the MGCL, should have the flexibility to address our equity capital needs by increasing or decreasing our authorized shares without having to resort to a time-consuming and expensive proxy solicitation process to obtain the approval of stockholders.

2.

Old Section 5.3/New Section 5.2. Common Stock. If adopted, this proposal would permit the board of directors to classify or reclassify any unissued shares of common stock from time to time into one or more classes or series of stock. Under Section 5.4 of the current charter, the board of directors already has the power to classify or reclassify any unissued shares of preferred stock and we believe that our board, constrained by the standard of care imposed on each director by the MGCL, should have the same flexibility with regard to unissued common stock. This new provision will have no effect on the terms of issued and outstanding common stock.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 8 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 8.

PROPOSAL NO. 9 –

APPROVAL OF PROPOSED AMENDMENTS REGARDING

CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO

AND RESTATEMENT OF THE CHARTER

In addition to the proposed amendments to the Company’s charter particularly described in Proposals No. 2 through 8 above, we are proposing in this Proposal No. 9 to amend the charter to integrate all of the amendments to the charter proposed in Proposals No. 2 through 8, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the charter and to restate the charter to incorporate all the amendments approved in Proposals No. 2 through 8 along with all previously approved amendments and articles supplementary in the form attached hereto as Exhibit A-I. None of these ministerial amendments would materially affect the rights or preferences of our stockholders. We believe that these amendments and the restatement are advisable in order to simplify reference to the Company’s charter for our stockholders, directors, officers, employees, agents and advisors.

The summary above is wholly qualified by the complete text of Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current charter.

Approval of this proposal at the annual meeting will require the affirmative vote of the stockholders entitled to cast a majority of all the votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 9 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 9.

PROPOSAL NO. 10 – APPROVAL OF PROPOSED AMENDMENTS TO

AND RESTATEMENT OF THE PROPOSED AMENDED AND RESTATED CHARTER

TO REMOVE OR REVISE PROVISIONS REGARDING OUR SPONSOR,

THE BUSINESS MANAGER AND THEIR AFFILIATES

As described above under “Introductory Note – Proposals No. 2 through 10,” our current charter includes provisions that may unnecessarily restrict our ability to take advantage of future opportunities for liquidity events, are redundant with the MGCL or are needed to bring our charter in line with the charters of publicly-traded REITs. In this Proposal No. 10, we are proposing to amend and restate the Proposed Amended and Restated Charter to remove or revise certain provisions, many of which were originally included in our charter from the Guidelines. Even if approved by our stockholders at the annual meeting, Proposal No. 10 will not be implemented unless and until we become self-managed. See “Introductory Note – Proposals No. 2 through 10” above.

1.

Section 5.3(c). Common Stock Approval Rights. If adopted, this proposal would delete this provision entirely. Section 5.3(c) provides that votes by the Business Manager, a “Sponsor,” our directors or any of their affiliates will not be counted in a vote of our stockholders regarding removal of the Business Manager, our sponsor, the directors or any of their affiliates or any transaction between the Company and any of them. After we begin directly to manage our day-to-day operations through self-management, we believe Section 5.3(c) would be obsolete.

2.

Section 5.11(e). Terms and Conditions of Securities. If adopted, this proposal would delete this provision entirely. Section 5.11(e) provides that except under certain circumstances (e.g. in an equity compensation arrangement), the Company may not issue options or warrants to a “Sponsor,” the Business Manager, any director or any of their affiliates except on the same terms sold to the general public. After we begin directly to manage our day-to-day operations through self-management, we believe Section 5.11(e) would be obsolete with respect to the Business Manager, a “Sponsor” and their affiliates. If the Company issues options or warrants to directors or their affiliates, the issuance generally would be voidable by the Company unless, like other transactions with a director under the MGCL, it is disclosed to and ratified by the disinterested members of our board or a disinterested committee of the board or by disinterested stockholders or it is fair and reasonable to the Company. If this proposal is adopted, these safeguards under the MGCL will continue to apply to transactions between the Company and a director. We believe these MGCL safeguards, particularly ratification by our disinterested directors, properly empower our directors who are not parties to a particular transaction to decide whether in their business judgment the issuance of options or warrants would be in the Company’s best interest.

3.

Section 6.1. Independent Directors and Board Committees. Section 6.1 requires that a majority of our board consist of “Independent Directors,” with “independence” defined in accordance with the Guidelines. The definition of independence under the Guidelines captures relationships with our sponsor and the Business Manager. We believe the definition under the Guidelines is ambiguous and may be difficult to apply to potential director nominees. After we begin directly to manage our day-to-day operations through self-management, a relationship with the Business Manager should not be a relevant indicia of independence. If adopted, this proposal would revise the definition of “Independent Director(s)” to accord with the independence standard applicable to NYSE-listed companies. Currently, our independent directors, Ms. Saban and Messrs. Borden, Glavin, Meagher and Wierzbicki, satisfy the definitions under both the Guidelines and the NYSE independence standards, and we do not currently expect that revising the definition of “Independent Director(s)” will affect the composition of our board. In the future, however, it is possible that a person who would not be considered to be “independent” under the Guidelines would, nevertheless, add an important element to our board. So long as a majority of the directors will be independent under NYSE standards, we believe the board, in consideration of the many characteristics that may make a nominee a valuable addition to our board, should have discretion to nominate the person. Section 6.1 also requires that the majority of the members of each committee of our board must be independent directors. If adopted, this proposal would delete this requirement. We believe that this provision, which would require even an ad hoc committee such as a pricing committee to be comprised of a majority of independent directors, is unduly restrictive and that the board should have the discretion to determine committee membership on a case-by-case basis.

4.

Section 6.5(f), 6.5(g) and 9.1. Determination of Reasonableness of Fees and Expenses, Review of Investment Policies and Investment Policies. If adopted, this proposal would delete these provisions entirely. Section 6.5(f) requires the Independent Directors to determine annually that the total fees and expenses of the Company are reasonable in light of the investment performance of the Company, its net assets, its net income and the fees and expenses of other comparable unaffiliated companies. Section 6.5(g) requires the directors to establish written policies on investments and borrowings and to review and monitor the Company’s administrative procedures, investment operations and performance of the Company and the Business Manager. In addition, the Independent Directors must review these policies annually to determine that the policies being followed by the Company are in the best interest of the stockholders. Section 9.1 also requires the board to approve investment policies and requires the Independent Directors to determine that the policies being followed are in the best interest of the Company. These provisions are more restrictive than required by the MGCL and do not provide any guidance to the board on what is expected of them in conducing this review. Instead, we believe that stockholders are already and, after deletion of this provision, will continue to be protected by MGCL provisions that require a director to act in accordance with a certain standard of care as described above. The board is responsible for adopting policies and supervising management’s implementation of those policies with respect to the Company’s operations, finances, accounting and risk, including with respect to fees and expenses. As a public reporting company under the Exchange Act, the Company reports on aspects of that responsibility in its annual and quarterly reports.

5.

Section 6.5(h). Determination of Consideration. If adopted, this proposal would delete the applicability of this provision to real estate assets acquired from a “Sponsor,” the Business Manager, a director or any of their affiliates. Because the purchase price of an asset is determined in negotiations between the parties to a transaction, a charter provision dictating a single method to determine what consideration is appropriate is unnecessarily restrictive and may be unnecessarily expensive. We also believe that the board should have discretion whether to require an appraisal in the case of an affiliated transaction for the purpose of establishing the purchase price.

6.

Section 6.5(i), 7.2, 7.4, 7.5 and 7.6. Business Management Agreement and Business Manager Compensation. If adopted, this proposal would delete these provisions entirely. Each of these provisions establishes procedural requirements governing our contract with the Business Manager or limits on the types or size of fees we may pay the Business Manager. In each case, after self-management, the Business Manager would no longer manage our day-to-day operations. After self-management, a contractual relationship with the Business Manager, or property managers affiliated with, or related to, the Business Manager, if any, would be negotiated at arm’s length by a special committee consisting of only independent directors and would be carried out by independent management employed directly by the Company. Therefore, we believe these provisions would be unnecessary.

7.

Section 6.7. Fiduciary Duty. If adopted, this proposal would delete this provision entirely. Section 6.7 states that the Company’s directors shall be deemed to be in a fiduciary relationship to the Company and the stockholders and that the directors also have a fiduciary duty to the stockholders to supervise the relationship of the Company with the Business Manager. Our directors are held to the standard of conduct imposed under the MGCL, which requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in our best interest and with the care that an ordinarily prudent person in a like position would use under similar circumstances. We believe the vague language originally included in the charter from the Guidelines that appears in Section 6.7 may create ambiguity as to the standard required of our directors. Deleting this section would clarify that our directors are held fully to the standard imposed by the MGCL.

8.

Section 7.3. Limitation on Total Operating Expenses. If adopted, this proposal would delete this provision entirely. Section 7.3 sets forth limits on our total operating expenses. Removing this provision creates a risk that our expenses may exceed the limits in the future, which could affect our financial condition and results of operations. Under the current charter, if we exceed these limits, however, our independent directors have the power to determine that the excess is justified. This is not a different standard than already applies and would continue to apply to Board approval of expenses in the first instance. Since we were first formed and raised capital, our expenses have not exceeded the limits and we do not currently believe that our expenses will exceed the limits in the future. Nevertheless, to provide the Company flexibility to implement its business plan, we believe that decisions regarding our expense levels are best left to the business judgment of our board, constrained by the standard of care imposed on each director by the MGCL.

9.

Section 7.8. Limitation on Borrowing. If adopted, this proposal would delete this provision entirely. In the absence of a determination that a higher level of borrowing is appropriate, Section 7.8 limits the amount that we may borrow, including the amount that is payable on issuances of preferred stock, to 300% of our “net assets,” as defined in the Guidelines. We currently have no intent to borrow the maximum permitted by the current charter. As of June 30, 2013, we had borrowed $5.3 billion, which is equal to approximately 97% of our “net assets.” Removing this provision could result in our becoming more leveraged, which might have a material effect on our financial condition and results of operations. Nevertheless, our board believes that the elimination of these restrictions is advisable, and will provide us with greater flexibility in our operations as well as the ability to expand our investment and capital market opportunities.

10.

Sections 7.7, 9.2(h) and 9.2(n). Limitation on Transactions with Affiliates and Investment Restrictions. If adopted, this proposal would delete these provisions entirely. Section 7.7 limits our ability to engage in transactions with our sponsor, the Business Manager and other affiliates. Section 9.2(h) restricts investments in joint ventures with a “Sponsor,” the Business Manager, a director or any of their affiliates. Section 9.2(n) restricts investment in a so-called “Section 1031 exchange transaction” that was sponsored by Inland Real Estate Exchange Corporation or any of its affiliates. Our sponsor and the Business Manager may have the opportunity or right to earn profits or fees in connection with an affiliate transaction. After self-management, the Business Manager would no longer manage our day-to-day operations and executive officers we employ directly would negotiate the terms of any transaction with our sponsor, the Business Manager or their affiliates. Therefore, we believe these provisions would be unnecessary and obsolete. We believe that after self-management, our board should have the flexibility, constrained by the standard of care imposed on each director by the MGCL, to decide that a transaction negotiated for us by personnel we employ directly with our sponsor or the Business Manager or one of their affiliates is in the best interest of the Company.

11.

Section 9.2. Investment Restrictions. If adopted, this proposal would delete the remaining portions of this provision. Section 9.2 outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments. For example: Clause (a) states that not more than 10% of our assets may be unimproved real property. Clause (b) states that we may not invest in commodities or commodity futures contracts except for hedging purposes. Clauses (c) through (f) prohibit investments in mortgage loans without an appraisal or if the aggregate of all mortgage loans secured by the invested or unimproved property exceeds 85% of the appraised value or that are subordinate to any mortgage or equity interest of any director or affiliate thereof. Clause (g) prohibits investments in equity securities unless approved by a majority of the board, including a majority of the Independent Directors, as being fair, competitive and commercially reasonable. Clause (i) prohibits the Company from engaging in short sales of securities or borrowing that would result in asset coverage of less than 300%. Clause (j) prohibits the Company from investing in real estate assets unless a majority of the board, including a majority of the Independent Directors, approve. Clause (k) states that the Company may not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien of other indebtedness except when the amount of the junior debt plus the amount of any senior debt does not exceed 90% of the value of the property. Clause (l) prohibits the Company from engaging in trading, as compared with investment activities. Clause (o) prohibits the Company from acquiring interests or securities in any entity holding investments or engaging in activities prohibited by Article IX of the charter except for cash, which may be invested on a temporary basis in these entities.

In each case, we believe our board should have the authority, constrained by the standard of care imposed on each director by the MGCL, to decide what type of assets we should invest in or the type of transactions in which we may engage. Although currently we have no plans to make any of the investments limited by Section 9.2, we believe that increased flexibility could be advantageous in implementing our business plan. Nevertheless, deleting this Article may increase the risk that we will pursue transactions such as those referenced above, which, if the investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

12.

Section 10.1. Access to Records. If adopted, this proposal would delete this provision entirely. The MGCL contains provisions that would continue to govern the access that stockholders would have to our books and records and the rights of a stockholder to inspect our list of stockholders. Importantly, the MGCL sets limits on who may inspect or review a corporation’s books and records or stockholder list. If Section 10.1 is deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in our current charter. Our board believes that these revisions, which clarify what corporate documents may be inspected and limit access to our books of account and stock ledger, will, among other things, increase the Company’s ability to protect the privacy of its stockholders, yet will still provide stockholders with sufficient access to our books and records even though they are more restrictive than our current charter. These changes may make it more difficult for a third party such as a potential acquirer to contact stockholders, and therefore the removal of these provisions may make predatory and activist activities against the Company, including potentially exploitive mini-tender offers, which are disruptive and damaging to the Company, more difficult by increasing the threshold at which stockholders may access information related to our other stockholders. The proposed changes will make it more difficult for our stockholders to gain access to corporate documents or to communicate with each other to influence management, which could result in different policies, actions or board composition than what may have resulted under the current charter.

13.

Article XIII. Business Combinations with Business Manager and Property Managers. If adopted, this proposal would delete this article entirely. Section 13.1 requires the Company to consider becoming a self-administered REIT and describes the process therefor. Section 13.2 contains procedural requirements for a business combination with the Business Manager or any of the Company’s property managers. After self-management, we will be a self-administered REIT and believe that these provisions would be unnecessary and obsolete.

14.

Section 15.2. Limitation of Director and Officer Liability. If adopted, this proposal would delete the second and fourth sentences of this provision. These sentences were originally included from the Guidelines and limit the scope of the Section 15.2 so that our directors and officers have greater liability than otherwise required under Maryland law. Under the MGCL, a corporate charter may limit the liability of a corporation’s directors and officers to the corporation and its stockholders for money damages except for the actual receipt of an improper benefit or profit in money, property or services and for active and deliberate dishonesty that is material to the cause of action resulting in a final judgment adverse to the director or officer. If this proposal is adopted, the scope of Section 15.2, consistent with the charters of many publicly-traded REITs, would provide the maximum exculpation of our directors and officers permitted by the MGCL. If adopted, this proposal would decrease the probability that the Company or our stockholders could recover money damages from our directors and officers. However, the Company participates in a competitive market for qualified director nominees and executives to serve as corporate officers. We believe that the charters of the vast majority of Maryland corporations that are registered with the SEC contain a provision exculpating directors and officers from liability to the maximum extent permitted by law. The scope of Section 15.2 is more restrictive than the majority approach and may affect our ability to attract qualified director nominees or officers. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, if this proposal is not adopted, it is possible that in the future the best candidates will be attracted by other firms where they have broader exculpation from liability or that the cost for us to attract and retain the best candidates will increase to offset the increased liability risk to the candidates. We strongly believe that adopting this proposal to revise Section 15.2 will help to maximize our ability to attract superior director nominees and officers and, therefore, is in the best interest of the Company and our stockholders.

15.

Section 15.3. Indemnification. We are proposing to amend this provision to provide that the Company shall indemnify our directors and officers to the maximum extent permitted by law. Section 15.3 currently includes limitations on indemnification and insurance of and advancement of expenses to our directors and officers that were originally included from the Guidelines. The MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. We believe these are appropriate limits to indemnification because they describe acts or omissions that are presumptively not in the interest of the Company and for which, therefore, it is not appropriate that the Company would bear the risk. We are proposing to delete the additional limitations imposed in Section 15.3 of the current charter.

We believe indemnification to the maximum extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have indemnification limitations as onerous as those that were originally included in the current charter from the Guidelines.

In connection with the aforementioned revisions to remove limitations on indemnification of directors and officers originally included from the Guidelines, we are also proposing to remove the limitations on advancements to directors and officers for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of limitations on indemnification of directors as described above. To be most effective, and to bring our charter in line with the charters of many publicly-traded REITs, we believe that the ability to advance expenses under the charter should follow the MGCL as do the proposed indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the current charter may diminish a director’s or officer’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible under the proposed amendments to the indemnification provisions of the charter. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification. If this proposal is adopted, our officers and each director that is not independent may benefit from this change because we will be allowed to indemnify them so long as they have not acted in a grossly negligent manner.

We also propose to delete the limitations on the insurance coverage that the Company may purchase on behalf of directors and officers. The Company purchases insurance on behalf of directors and officers in order to help defray its financial risk in connection with the indemnification provisions described above. We believe that removing the limitations regarding purchase of insurance will help us continue to attract qualified and experienced director nominees and executives. The Company participates in a competitive market for director nominees and executives, and the ability to help mitigate the personal financial risks to directors and officers relating to their acts on behalf of the Company is an important factor in competing successfully in that market.

If adopted, this proposal would also delete the limits on our ability to indemnify the Business Manager, the Property Managers and their affiliates. Section 15.3 also limits on our authority to pay for insurance for the Business Manager, property managers and their affiliates. After self-management, the Business Manager would no longer manage our day-to-day operations and executive officers we employ directly would negotiate the terms of any transaction with our the Business Manager, the Property Managers and their affiliates. Therefore, we believe these provisions would be unnecessary and obsolete. We believe that our board, constrained by the standard of care imposed on each director by the MGCL, should have the flexibility to decide that indemnification, which is commonly negotiated when entering into commercial contracts, is in the best interest of the Company.

The summary above is wholly qualified by the complete text of Proposed Self-Management Charter, which is attached hereto as Exhibit B-I and incorporated herein by reference. The text of the Proposed Self-Management Charter has been marked in Exhibit B-II to reflect all the proposed amendments from the current charter, including the amendments proposed in the Amended and Restated Proposals.

Approval of this proposal at the annual meeting will require the affirmative vote of stockholders entitled to cast of a majority of all votes entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

In addition, approval of each of Proposals No. 2 through 10, including this proposal, is conditioned on approval of each other of Proposals No. 2 through 10. This means that AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

RECOMMENDATION OF THE BOARD: The board, including all of the independent directors, has found the amendment and restatement of the charter proposed in this Proposal No. 10 to be advisable, and therefore, the board recommends that you vote “FOR” Proposal No. 10.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

We have not received any stockholder proposals for inclusion in this year’s proxy statement. Stockholders may nominate director candidates and make proposals to be considered at our annual meeting to be held in 2014.

Nominations of Director Candidates

Nominations of director candidates for election at next year’s annual meeting will be made by our full board of directors. With respect to candidates nominated by stockholders, nominations must be submitted in accordance with the procedures specified in Section 9 of Article II of our bylaws. Generally, this requires that the stockholder send certain information about the candidate to our secretary not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. For our annual meeting to be held in 2014, a stockholder must provide written notice of a candidate recommendation not earlier than the close of business on [            ], 2014 and not later than the close of business on [            ], 2014, to our corporate secretary, c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. Nominations of director candidates by stockholders must also comply with the other procedures specified in Article II, Section 9 of our bylaws. A copy of our bylaws may be obtained by written request to our corporate secretary at the same address.

Other Stockholder Proposals

Stockholders intending to present any other proposal for action by the stockholders at an annual meeting are subject to the same notice provisions under our bylaws as discussed above. Accordingly, for our annual meeting to be held in 2014, a stockholder must provide written notice of a proposal not earlier than the close of business on [            ], 2014 and not later than the close of business on [            ], 2014.

Our bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14a-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2014, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14a-8 must be received by our corporate secretary no later than [            ], 2014.

Each of these stockholder proposals should be submitted in writing and addressed to our corporate secretary, c/o Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF

PROXIES WILL SAVE US THE EXPENSE OF

FURTHER REQUESTS FOR PROXIES. PLEASE

PROMPTLY MARK, SIGN, DATE AND RETURN THE

ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

Exhibit A-I: Proposed Amended and Restated Charter

SEVENTH ARTICLES OF AMENDMENT AND RESTATEMENT

INLAND AMERICAN REAL ESTATE TRUST, INC.

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST: The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

SECOND: The following provisions set forth in these Seventh Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Inland American Real Estate Trust, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “Inland American Real Estate Trust, Inc.” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201. The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV

DEFINITIONS

For the purposes of these Articles (as defined below) the following terms shall have the following meanings:

“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.

“Acquisition Fees” means the total of all fees and commissions, excluding Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to the Company, the Business Manager or any Affiliate of either) in connection with an investment in Real Estate Assets or purchasing, developing or constructing a Property by the Company. For these purposes, the fees or commissions shall include any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fee, including points, or any fee of a similar nature, however designated, except for Development Fees and Construction Fees paid to any Person not Affiliated with the Sponsor or Business Manager in connection with the actual development and construction of a project, or fees in connection with temporary short-term investments acquired for purposes of cash management.

“Affiliate” means, with respect to any other Person: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Articles” means the charter of the Company.

“Asset Coverage” means the ratio equal to the value of total assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, divided by the aggregate amount of all unsecured borrowings of the Company.

“Average Invested Assets” means, for any period, the average of the aggregate book value of the Company’s assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by Real Estate Assets, including amounts invested in Real Estate Operating Companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant period. For purposes of calculating the Business Management Fee, Average Invested Assets will mean the average of the assets identified in the immediately preceding sentence as of the last day of the immediately preceding quarter for which the Business Management Fee is calculated.

A-I-2

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

“Business Management Agreement” means that agreement entered into by and between the Company and the Business Manager.

“Business Management Fee” means the fee payable to the Business Manager pursuant to the Business Management Agreement.

“Business Manager” means Inland American Business Manager & Advisor, Inc., an Illinois corporation, or it successors and assigns.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Competitive Real Estate Commission” means the real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of such Property.

“Construction Fee” means a fee or other remuneration for acting as general contractor or construction manager to construct improvements, supervise and coordinate projects on, or to provide major repairs to, or rehabilitation of, a Property.

“Contract Price” means the aggregate amount actually paid or allocated to the purchase, development, construction or improvement of a Real Estate Asset excluding Acquisition Fees and Acquisition Expenses.

“Development Fee” means a fee paid to the Company for services rendered in connection with the development of a Property, including negotiating and approving plans and assisting in obtaining zoning, variances and financing for such Property.

“Director(s)” means the members of the Board of Directors (including Independent Directors).

“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V).

A-I-3

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

“Independent Director(s)” means the Directors who: (i) are not associated and have not been associated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, the Sponsor, the Business Manager or any of their Affiliates; (ii) do not serve as directors for another REIT originated by the Sponsor or advised by the Business Manager or any of its Affiliates; and (iii) perform no other services for the Company, except as Directors. For purposes of this definition, an indirect affiliation shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Business Manager and their Affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective Independent Director’s: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.

“Independent Expert” means a Person with no material current or prior business or personal relationship with the Business Manager or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type proposed to be acquired by the Company.

“Invested Capital” means the original issue price paid for the shares of Common Stock reduced by prior distributions from the sale or financing of the Company’s Properties.

“Junior Debt” means indebtedness that is subordinate to Senior Debt.

“Loans” means debt financing evidenced by bonds, notes, debentures or similar instruments or letters of credit, including Mortgage Loans.

“MGCL” means the Maryland General Corporation Law, as amended from time to time, or any successor statute.

“Mortgage Loans” means notes or other evidences of indebtedness or obligations that are secured or collateralized, directly or indirectly, by Real Property or interests in Real Property.

“Net Assets” or “Net Asset Value” means the aggregate amount of total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly in accordance with GAAP.

A-I-4

“Net Income” means, for any period, the aggregate amount of total revenues applicable to such period less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves all calculated in accordance with GAAP; provided, however, that Net Income shall not include any gain recognized upon the sale of the Company’s assets.

“Permitted Investment” means any investment that the Company may acquire pursuant to these Articles or the Bylaws, including any investment in collateralized mortgage-backed securities and any investment or purchase of interests in a Real Estate Operating Company or other entity owning Properties or Loans.

“Person” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Property” or “Properties” means interests in (i) Real Property or (ii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

“Property Manager” means any of Inland American Retail Management LLC, Inland American Office Management LLC or Inland American Industrial Management LLC, each a Delaware limited liability company, or any of their successors or assigns.

“Real Estate Assets” means any and all investments in Properties, Loans and other Permitted Investments (including all rents, income profits and gains therefrom), whether real, personal or otherwise, tangible or intangible, that are transferred or conveyed to, or owned or held by, or for the account of, the Company or any of its subsidiaries.

“Real Estate Operating Company” means (i) any entity that has equity securities registered under Section 12(b) or 12(g) of the Exchange Act; (ii) any entity that files periodic reports under Sections 13 or 15(d) of the Exchange Act; or (iii) any entity that, either itself or through its subsidiaries:

(a) owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;

(b) has a policy or purpose of reinvesting sale, financing or refinancing proceeds or cash from operations;

(c) has its own directors, managers or managing general partners, as applicable; and

(d) either: (1) has its own officers and employees that, on a daily basis, actively operate the entity and its subsidiaries and businesses; or (2) has retained the services of an affiliate or sponsor of, or advisor to, the entity to, on a daily basis, actively operate the entity and its subsidiaries and businesses.

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“Real Property” means land, rights or interests in land (including but not limited to leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interests in land.

“REIT” means a “real estate investment trust” as defined by the Code.

“Senior Debt” means indebtedness to which Junior Debt is subordinate.

“Sponsor” means Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation only for professional services. A Person may be deemed a Sponsor of the Company by:

(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(b) receiving a material participation in the Company in connection with founding or organizing the business of the Company;

(c) having a substantial number of relationships and contacts with the Company;

(d) possessing significant rights to control any of the Properties;

(e) receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or

(f) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“Stockholders” means holders of shares of Equity Stock.

“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including any fees paid to the Business Manager, but excluding:

(a) the expenses of raising capital, such as legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of the Equity Stock;

(b) property expenses;

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(c) interest payments;

(d) taxes;

(e) non-cash charges such as depreciation, amortization and bad debt reserves;

(f) incentive fees payable to the Business Manager; and

(g) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of Property).

ARTICLE V

STOCK

Section 5.1 Authorized Stock. The total number of shares of stock that the Company has authority to issue is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $1,500,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 5.1. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Stockholders, may amend the Articles from time to time to increase or decrease the aggregate number of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

Section 5.2 Common Stock.

(a) Subject to the provisions of Article VIII and except as otherwise provided in these Articles, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of the holders of Common Stock. Shares of Common Stock do not have cumulative voting rights. The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Equity Stock.

(b) Except as provided in Section 11.2(b) hereof, with respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the Directors or any of their Affiliates, neither the Business Manager, the Sponsor, the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the Directors or any Affiliate or any transaction between the Company and any of them.

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Section 5.3 Preferred Stock. The Board of Directors may classify or reclassify any unissued shares of Preferred Stock from time to time, into one or more classes or series of Equity Stock.

Section 5.4 Classified or Reclassified Shares of Preferred Stock. Prior to issuing classified or reclassified shares of any class or series of Preferred Stock, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of Preferred Stock; (ii) specify the number of shares to be included in the class or series of Preferred Stock; (iii) subject to the provisions of Article VIII, and as to any class or series of Preferred Stock of the Company outstanding at the time, subject to the express terms of that class or series of Preferred Stock, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for each class or series of Preferred Stock; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Preferred Stock set or changed pursuant to clause (iii) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Articles (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of class or series of Preferred Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5 General Nature of Equity Stock. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles. The Stockholders shall have no interest in any Real Estate Assets and shall have no right to compel any partition, division, dividend or distribution of the Company or any Real Estate Assets.

Section 5.6 No Issuance of Share Certificates. Except to the extent expressly authorized by the Board of Directors, the Company shall not issue share certificates. A Stockholder’s investment shall be recorded on the books and records of the Company. To transfer shares of Equity Stock, a Stockholder shall submit an executed assignment form to the Company, which form shall be provided by the Company or transfer agent upon request. Upon issuance or transfer of shares of Equity Stock, the Company will provide the Stockholder with a statement containing information substantially similar to that which would appear in the legend pursuant to Section 8.2(h) hereof concerning his or her rights with regard to such shares of Equity Stock and any other information required by the Bylaws, the MGCL or other applicable law.

Section 5.7 Fractional Shares of Equity Stock. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fractional interest by rounding up to a full share of Equity Stock, arrange for the disposition of a fractional interest by the Person entitled to it, or pay cash for the fair value of a fractional share of Equity Stock determined as of the time when the Person entitled to receive it is determined.

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Section 5.8 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.4 hereof or as may otherwise be provided by contract approved by the Board of Directors, no Stockholder of the Company shall, solely in the capacity of a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.9 Articles and Bylaws. The rights of all Stockholders and the terms of all shares of Equity Stock shall be subject to the provisions of these Articles and the Bylaws, each as may be supplemented, amended or restated from time to time.

Section 5.10 Terms and Conditions of Securities. The Company shall not issue options or warrants to purchase shares of Equity Stock to the Sponsor, the Business Manager, any Directors or their Affiliates except on the same terms as sold to the general public (excluding for these purposes underwriting fees, commissions and discounts); provided that the Company may issue options or warrants to Persons not Affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors have a market value not less than the value of such option or warrant on the date of grant; provided, further, that options or warrants issuable to the Sponsor, the Business Manager, any Directors or their Affiliates shall not exceed an amount equal to ten percent (10.0%) of the outstanding shares of Equity Stock on the date of grant of any options or warrants; provided, further, that, notwithstanding any other provision of this Section 5.10, the Company may issue options or warrants to purchase shares of Equity Stock to any of the Company’s agents or subsidiaries, any consultants, the Directors or any officers or employees of the Company pursuant to an equity compensation plan adopted by the Board of Directors.

Section 5.11 Rights of Objecting Stockholders. Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL.

ARTICLE VI

BOARD OF DIRECTORS

Section 6.1 Number and Classification. The number of Directors shall be set by or determined pursuant to the Bylaws but shall never be less than the minimum required by the MGCL. A majority of the Board of Directors shall be comprised of Independent Directors. Independent Directors shall nominate replacements for vacancies among the Independent Directors. The Directors may establish any committees as they deem appropriate; provided that the majority of the members of each committee are Independent Directors.

The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

J. Michael Borden
Thomas F. Glavin
Brenda G. Gujral
Thomas F. Meagher
Robert D. Parks
Paula Saban
William J. Wierzbicki

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Section 6.2 Resignation, Removal or Death. A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Company or any later date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause and without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors.

Section 6.3 Duties and Powers.

(a) General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by these Articles or the Bylaws. These Articles and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.

(b) REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify as a REIT under the Code. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are advisable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors (including a majority of the Independent Directors) determines that it is no longer in the best interest of the Company to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code or any successor section. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VIII is no longer required for REIT qualification.

(c) Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth in these Articles or the Bylaws.

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(d) Distributions. The Company may pay Distributions to its Stockholders, including in shares of Equity Stock of one class payable to holders of shares of Equity Stock of another class, as authorized from time to time by the Board of Directors and declared by the Company. The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e) Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine from time to time, but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated companies. Each determination shall be reflected in the minutes of a meeting of the Board of Directors.

(f) Review of Investment Policies. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Business Manager. The Independent Directors shall review these policies, with sufficient frequency and at least annually, to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each determination and the basis therefor shall be set forth in the minutes of a meeting of the Board of Directors.

(g) Determination of Consideration. If Real Estate Assets are acquired from a Sponsor, a Business Manager, a Director or any of their Affiliates pursuant to Section 7.7 hereof, the fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors and the consideration paid for the Real Estate Assets so acquired by the Company shall ordinarily be based upon the fair market value of the Real Estate Assets and approved by a majority of the Directors (including a majority of the Independent Directors).

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(h) Business Management Agreement; Business Manager Compensation. Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, the Company may enter into a Business Management Agreement for an initial one (1) year term subject to successive one-year renewals upon the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors; provided that the Business Management Agreement shall be terminable by mutual consent of the parties or by the Company upon the vote of a majority of the Independent Directors by providing sixty (60) days’ written notice to the Business Manager. The Independent Directors shall determine from time to time, and at least annually, that the compensation that the Company contracts to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed and is within the limits prescribed by these Articles and applicable law. The Independent Directors also shall supervise the performance of the Business Manager to determine that the Business Manager possesses sufficient qualifications to perform the business management functions for the Company and to justify the compensation paid to it by the Company as well as to confirm compliance with the provisions of the Business Management Agreement. The Directors, including the Independent Directors, shall evaluate the performance of the Business Manager before renewing the Business Management Agreement, based upon the following factors and all other factors that the Independent Directors may deem relevant, all of which shall be recorded in the minutes of a meeting of the Board of Directors: (i) the size of the Business Management Fee in relation to the size, composition and profitability of the Company’s assets; (ii) the success of the Business Manager in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by business managers or advisors performing similar services; (iv) the amount of additional revenues realized by the Business Manager and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Business Manager; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Business Manager for its own account. Payments to the Business Manager or its Affiliates for services rendered in a capacity other than as business manager may be made only upon a determination that: (A) the compensation does not exceed the compensation paid for any comparable services; and (B) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties.

(i) Reserved Powers of Board of Directors. The Board of Directors, without any action by any Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of the Bylaws and to make new Bylaws.

Section 6.4 Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with Maryland law.

Section 6.5 Fiduciary Duty. The Directors and Business Manager shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. The Directors also shall have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Business Manager.

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Section 6.6 Determinations By Board of Directors. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of these Articles (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock) or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or of any Equity Stock; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any assets by the Company; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any Person; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles, the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND

REGULATING CERTAIN POWERS OF THE COMPANY

AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or the Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

Section 7.1 Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the acquisition of a Real Estate Asset by the Company shall be reasonable, and shall in no event exceed, in the case of a Real Estate Asset other than a Loan, an amount equal to six percent (6.0%) of the Contract Price of any Real Estate Asset acquired or, in the case of a Loan, six percent (6.0%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

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Section 7.2 Limitation on Total Operating Expenses. The annual Total Operating Expenses shall not exceed, in any fiscal year, the greater of two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income for that fiscal year. The Independent Directors have a fiduciary responsibility to limit annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified in any particular period because of unusual and non-recurring expenses. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Stock if, within sixty (60) days after the end of any fiscal quarter, Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income, whichever is greater. If the Independent Directors determine that the higher Total Operating Expenses are justified, the disclosure must also contain an explanation of the Independent Directors’ conclusion. If the Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s fiscal year, the Business Manager shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 7.2.

Section 7.3 Limitation on Real Estate Commissions. If the Company sells Property, the Company may pay a Competitive Real Estate Commission, which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6.0%) of the gross sales price of the Property; provided that, the amount of any brokerage fees payable to the Business Manager or any Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) three percent (3.0%) of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.

Section 7.4 Limitation on Business Management Fee. After the Stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their Invested Capital, the Company may pay, in any fiscal year, the Business Manager a Business Management Fee in an amount up to one percent (1.0%) of the Average Invested Assets, payable quarterly in an amount equal to one-quarter of one percent (0.25%) of the Average Invested Assets as of the last day of the immediately preceding quarter. The Business Management Fee shall be reasonable in relation to the nature and quality of services performed by the Business Manager. All or any portion of the Business Management Fee not paid in any fiscal year shall be deferred without interest and may, subject to the provisions of this Section 7.4, be paid in the next succeeding fiscal year(s).

Section 7.5 Limitation on Incentive Fees. After the Stockholders have received a cumulative, non-compounded return of ten percent (10.0%) on, plus return of, their Invested Capital, the Company may pay the Business Manager an incentive fee (an “Incentive Fee”) equal to fifteen percent (15.0%) of the net proceeds from the sale of a Real Estate Asset, including assets owned by a Real Estate Operating Company acquired by the Company and operated as a subsidiary. If the Company retains more than one person or entity to serve as Business Manager, any Incentive Fees that may be paid under this Section 7.5 shall be allocated among the persons or entities serving as the Business Manager in the manner that is reasonably designed to reflect the value added to the Company’s assets by each respective Business Manager.

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Section 7.6 Limitation on Transactions with Affiliates.

(a) Sales and Leases to Company. The Company shall not purchase Real Estate Assets from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and the price for the Real Estate Assets is no greater than the cost paid by the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate for the Real Estate Assets, unless substantial justification for the excess exists and the excess is reasonable. In no event shall the cost of any Real Estate Asset to the Company exceed its appraised value at the time the Real Estate Asset is acquired by the Company.

(b) Sales and Leases to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate. The Company shall not sell assets to, or lease assets from, the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless the sale or lease is approved by a majority of Directors, including a majority of Independent Directors not otherwise interested in the transaction, as being fair and reasonable to the Company.

(c) Loans. The Company shall not make any loans to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company except in accordance with applicable law and as provided in Article IX hereof. The Company may not borrow money from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the loan as being fair, competitive and commercially reasonable and no less favorable to the Company than a loan from an unaffiliated party under the same circumstances; provided that for these purposes, amounts owed but not yet paid by the Company under the Business Management Agreement, or any property management agreement, shall not constitute amounts advanced pursuant to a loan.

(d) Investments. The Company shall not invest in joint ventures with the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers. The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.

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(e) Other Transactions. All other transactions between the Company and the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from an unaffiliated third party.

Section 7.7 Limitation on Borrowing. The Company may not borrow money to pay Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution by the Code or otherwise as necessary, appropriate or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowings of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings shall not, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, exceed three hundred percent (300.0%) of Net Assets; provided further, that the Company shall not issue any Preferred Stock without the approval of a majority of the holders of Common Stock present at a duly convened meeting of the Stockholders if, after giving effect to the issuance of the Preferred Stock, the Company’s aggregate borrowings, including amounts payable by the Company in respect of the Preferred Stock, would exceed three hundred percent (300.0%) of Net Assets. Any excess in borrowing over three hundred percent (300.0%) of Net Assets level must be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for the excess.

ARTICLE VIII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 8.1 Definitions. For the purpose of this Article VIII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Equity Stock, or such other percentage determined by the Board of Directors in accordance with Section 8.2(g) hereof. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code; provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Article VIII requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding, but Option Shares Beneficially Owned by other Persons shall not be deemed to be outstanding. The terms “Beneficial Owner”, “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

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“Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section 8.3(e) hereof; provided that each organization must be described in Section 501(c)(3) of the Code and contributions to each organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“Common Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 8.2(g) hereof. The number and value of outstanding shares of Common Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, provided, however, that in determining the number of shares Constructively Owned by a Person, no share shall be counted more than once. Whenever a Person Constructively Owns Option Shares, then, whenever this Article VIII requires a determination of the percentage of outstanding shares of a class of Equity Stock Constructively Owned by such Person, the Option Shares Constructively Owned by such Person shall also be deemed to be outstanding, but Option Shares Constructively Owned by other Persons shall not be deemed to be outstanding. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a holder of shares of Equity Stock for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 8.2(f) hereof.

“Excepted Holder Limit” means, provided that the affected holder of Equity Stock agrees to comply with the requirements established by the Board of Directors pursuant to Section 8.2(f) hereof, the percentage limit established by the Board of Directors pursuant to Section 8.2(f) hereof, subject to adjustment pursuant to Section 8.2(g) hereof.

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“Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (“SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“Non-Transfer Event” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“NYSE” means the New York Stock Exchange.

“Ownership Limit” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 8.2(g) hereof.

“Person” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

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“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined in Section 8.2(a)(ii) hereof, the purported beneficial transferee (determined under the principles of Section 856(a)(5) of the Code) for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 8.2(a)(i) hereof.

“Purported Record Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined below in Section 8.2(a)(ii) hereof, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Transfer had been valid under Section 8.2(a)(i) hereof.

“Restriction Termination Date” means the first day on which the Board of Directors determines, pursuant to Section 6.3(b) hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VIII are no longer required for the Company to qualify as a REIT.

“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire, Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of, or any agreement to acquire Equity Stock or the right to vote or receive dividends or other Distributions on, Equity Stock, including, without limitation, (i) the issuance and transfer to holders of shares or interests of another entity that is merged with the Company of shares of Equity Stock as a result of such merger, (ii) a change in the capital structure of the Company, (iii) a change in the relationship between two or more Persons which causes a change in ownership of shares of Equity Stock by application of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, (iv) the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire shares of Equity Stock, (v) any disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock or any interest in shares of Equity Stock or any exercise of any such conversion or exchange right, (vi) Transfers of interests in other entities that result in changes in Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of Equity Stock, and (vii) any change in the value of one class or series of shares of Equity Stock relative to the value of any other class or series of shares of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned, Beneficially Owned or beneficially owned (determined under the principles of Section 856(a)(5) of the Code) and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have correlative meanings.

“Trust” means any separate trust created and administered in accordance with the terms of Section 8.3 hereof for the exclusive benefit of any Beneficiary.

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“Trustee” means the Person unaffiliated with both the Company and any Prohibited Owner that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

Section 8.2 Equity Stock.

(a) Ownership Limitations. Prior to the Restriction Termination Date:

(i) Basic Restrictions. (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year); (C) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would result in the Company failing to qualify as a REIT; (D) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code); and (E) any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than one hundred (100) persons (determined under principles applicable to Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

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(ii) Transfer in Trust. If any Transfer of shares of Equity Stock or Non-Transfer Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 8.2(a)(i)(A), (B), (C) or (D) hereof, then (A) that number of shares of Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 8.2(a)(i)(A), (B), (C) or (D) hereof (rounded up to the next whole share) (such shares the “Excess Stock”) shall be automatically transferred to a Trust for the benefit of a Beneficiary, as described in Section 8.3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Section 8.2(a)(i)(A), (B), (C) or (D) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 8.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock; or (C) if the transfer to the Trust described in subclause (A) of this sentence as a result of a Non-Transfer Event would not be effective for any reason to prevent the violation of Section 8.2(a)(i)(A), (B), (C) or (D) hereof, then the Non-Transfer Event that otherwise would cause any Person to violate Section 8.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock. To the extent that, upon a transfer of shares pursuant to this Section 8.2(a)(ii), a violation of any provision of this Article VIII would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VIII.

(b) Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board of Directors) shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Section 8.2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section 8.2(a) hereof (whether or not such violation is intended), the Board of Directors or its designee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event, including, without limitation, causing the Company to redeem shares of Equity Stock, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or Non-Transfer Event that results in violation of Section 8.2(a) hereof shall automatically result in the transfer to the Trust described therein, and, where applicable, such Transfer (or Non-Transfer Event) shall be void ab initio as provided in Section 8.2(a) hereof irrespective of any action (or non-action) by the Board of Directors or its designee.

(c) Owners Required to Provide Information. Prior to the Restriction Termination Date:

(i) every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status or qualification as a REIT and to ensure compliance with the Ownership Limits and the other restrictions set forth herein;

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(ii) each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company any information as the Company may request, in good faith, in order to determine the Company’s status or qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance; and

(iii) any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section 8.2(a)(i), or any Person who held or would have owned shares of Equity Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 8.2(a)(ii), shall (A) immediately give written notice to the Company of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company and (B) shall provide to the Company any other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status or qualification as a REIT.

(d) Remedies Not Limited. Nothing contained in this Section 8.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status or qualification as a REIT.

(e) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VIII, or any definition contained in this Article VIII, the Board of Directors shall have the power to determine the application of the provisions of this Article VIII or any such definition with respect to any situation based on the facts known to the Board of Directors. In the event any section of this Article VIII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f) Exceptions.

(i) Subject to Section 8.2(a)(i)(B), (C) and (D) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from one or both of the Ownership Limits, and may establish or increase an Excepted Holder Limit for such Person if: (i) the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Section 8.2(a)(i)(B), (C) and (D) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant, and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VIII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section 8.2(a)(ii) and Section 8.3 hereof.

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(ii) Prior to granting any exception pursuant to Section 8.2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status or qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception or waiver establishing or increasing an Excepted Holder Limit.

(iii) Subject to Section 8.2(a)(i)(B), (C) and (D) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to enable the person to act as an underwriter in connection with the public offering or private placement.

(iv) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, as applicable.

(g) Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Section 8.2(a)(i)(B), (C) and (D) hereof, the Board of Directors may from time to time increase one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons (or all Persons); provided, however, that any decreased Ownership Limit will not be effective for any Person whose percentage ownership in shares of Equity Stock is in excess of such decreased Ownership Limit until such time as such Person’s percentage of shares of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Equity Stock in excess of such percentage ownership of shares of Equity Stock will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Equity Stock or otherwise result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

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(h) Legend. Except as otherwise provided in these Articles or the Bylaws, nothing in this Section 8.2(h) shall be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the classes or series of Equity Stock of the Company without certificates. Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a holder of Equity Stock on request and without charge.

Section 8.3 Transfer of Equity Stock in Trust.

(a) Trust for Excess Stock. Upon any purported Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 8.2(a) hereof, such Excess Stock shall be deemed to have been transferred to the Trustee, as trustee of a Trust for the benefit of one or more Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in the Transfer to the Trust pursuant to Section 8.2(a) hereof. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except as provided in Section 8.3(c) or (d) hereof. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 8.3(c) or (d) hereof. Each Beneficiary shall be designated by the Company as provided in Section 8.3(e) hereof.

(b) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Excess Stock, which rights shall be exercised for the exclusive benefit of the Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Beneficiary. The Purported Record Transferee shall have no voting rights with respect to Excess Stock and, subject to Maryland law, effective as of the date that shares of Equity Stock have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee and (ii) to resubmit a proxy or recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VIII, until the Company has received notification that shares of Equity Stock have been Transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

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(c) Sale of Excess Stock by Trustee. Within 20 days of receiving notice from the Company that shares of Equity Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 8.2(a) hereof. Upon such sale, the interest of the Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee or Purported Beneficial Transferee, as applicable, and to the Beneficiary as provided in this Section 8.3(c). The Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall receive the lesser of (i) the price paid by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, for the shares or, if the Purported Beneficial Transferee or Purported Record Transferee, as applicable, did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (ii) the sale proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 8.3(b) hereof. Any net sales proceeds in excess of the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall be immediately paid to the Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee, such shares are sold by a Purported Beneficial Transferee or Purported Record Transferee, as applicable, then (x) such shares shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Beneficial Transferee or Purported Record Transferee, as applicable, received an amount for such shares that exceeds the amount that such Purported Beneficial Transferee or Purported Record Transferee, as applicable, was entitled to receive pursuant to this Section 8.3(c), such excess shall be paid to the Trustee upon demand.

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(d) Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the Excess Stock pursuant to Section 8.3(c) hereof. Upon such a sale to the Company, the interest of the Beneficiary in the Excess Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Beneficial Transferee or Purported Record Transferee, as applicable. The Company may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 8.3(b) hereof. The Company shall pay the amount of such reduction to the Trustee for the benefit of the Beneficiary.

(e) Designation of Charitable Beneficiaries. The Company shall designate one or more nonprofit organizations to be the Beneficiary of the interest in the Trust such that (i) Excess Stock held in the Trust would not violate the restrictions set forth in Section 8.2(a) hereof in the hands of such Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than (vii) or (viii) thereof), 2055 and 2522 of the Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 8.3(a) hereof shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment. The designation of a nonprofit organization as a Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article VIII shall be binding on each Beneficiary.

Section 8.4 Settlement. Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VIII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VIII.

Section 8.5 Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VIII.

Section 8.6 Non-Waiver. No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VIII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

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Section 8.7 Severability. If any provision of this Article VIII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE IX

INVESTMENT RESTRICTIONS

Section 9.1 Investment Policies. Subject to any restrictions set forth herein, the investment policies set forth in this Article IX shall be approved by the Board of Directors, including a majority of the Independent Directors. The Independent Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Company.

Section 9.2 Investment Restrictions. The Company shall not make investments in: (i) any foreign currency or bullion and (ii) short sales. In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company may not:

(a) invest more than ten percent (10.0%) of the Company’s total assets in unimproved real property or Mortgage Loans on unimproved real property. For purposes of this paragraph, “unimproved real property” does not include a Property: (i) acquired for the purpose of producing rental or other operating income; (ii) having development or construction in process; or (iii) under contract for development or in planning for development within one (1) year;

(b) invest in commodities or commodity future contracts, except for interest rate futures used solely for hedging purposes;

(c) invest in or make Mortgage Loans unless an appraisal prepared by an Independent Expert is obtained for the underlying Property and the mortgage indebtedness on any Property would in no event exceed the Property’s appraised value; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans. The appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment insuring the priority of the mortgage and condition of the title must be obtained prior to closing;

(d) invest in real estate contracts of sale otherwise known as land sale contracts unless the contracts are in recordable form and appropriately recorded in the chain of title;

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(e) make or invest in Mortgage Loans, including construction loans, on any one Property, if the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans made by the Company, would exceed an amount equal to eighty-five percent (85.0%) of the appraised value of the Property as determined by an Independent Expert unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that such loans would in no event exceed the appraised value of the property at the date of the loans; provided that the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans of the Company, shall include all interest (excluding contingent participation in income or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5.0%) per annum of the principal balance of the loan; provided, further, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans;

(f) make or invest in any Mortgage Loans that are subordinate to any mortgage or equity interest of the Business Manager, the Sponsor, a Director or any Affiliates thereof;

(g) invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the investment as being fair, competitive and commercially reasonable; provided however that the requirements on this section shall not apply to the purchase by the Company of (i) its own securities pursuant to its SRP or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company; (ii) the securities of a publicly-traded entity (as defined in Section 7.7(d) hereof) made in accordance with Section 7.7(d); or (iii) the securities of a Real Estate Operating Company;

(h) invest in joint ventures with the Sponsor, the Business Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers;

(i) engage in any short sale of securities or borrow, on an unsecured basis, the borrowing will result in an Asset Coverage of less than three hundred percent (300.0%);

(j) invest in Real Estate Assets unless a majority of the Directors, including Independent Directors, approves the investment; provided that if the Company acquires a Property from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliates thereof, the provisions of Section 7.7 hereof also shall be applicable;

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(k) invest in Junior Debt secured by a mortgage on real property that is subordinate to the lien of Senior Debt, except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed ninety percent (90.0%) of the appraised value of such Property at the time of the investment, if after giving effect thereto, the value of all investments of the Company in Junior Debt (as reflected on the books of the Company in accordance with GAAP, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25.0%) of the Company’s tangible assets; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that invests in Junior Debt. The value of any investments in Junior Debt not meeting the aforementioned requirements shall be limited to ten percent (10.0%) of the Company’s tangible assets (which would be included within the twenty-five percent (25.0%) limitation);

(l) engage in trading, as compared with investment, activities;

(m) invest or acquire interests or securities in any entity or trust formed to complete any tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (or any successor statute), if the entity or trust was sponsored by Inland Real Estate Exchange Corporation or any of its Affiliates; and

(n) acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for cash, which may be invested on a temporary basis in these entities.

ARTICLE X

STOCKHOLDERS

Section 10.1 Access to Corporate Documents and Records.

(a) The Company shall permit inspection of any of its corporate documents and records by a state securities administrator upon reasonable notice and during normal business hours.

(b) Any Stockholder and any designated representative thereof shall be permitted to inspect and obtain copies of any corporate documents. Any Stockholder may present to any officer of the Company or its resident agent a written request for a statement showing all Equity Stock and securities issued by the Company.

(c) Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs.

(d) Any person or group of persons who together are and for at least six months have been Stockholders of record of at least five percent (5.0%) of the Company’s outstanding Equity Stock of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books of account and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Stockholder List. As used in this Section 10.1, the term “Stockholder List” means an alphabetical list of names and addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.

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(e) The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of its corporate documents and records pursuant to this Section 10.1. If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy any of the Company’s corporate documents and records, the Business Manager and the Directors shall be liable to any Stockholder for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the applicable corporate documents and records and for actual damages suffered by any Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the corporate documents and records is to secure the information for the purpose of selling the corporate documents and records or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company. The Company may require any Stockholder requesting to inspect or obtain copies of corporate documents and records pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided in this Section 10.1(e) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law.

ARTICLE XI

TENDER OFFERS

Section 11.1 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of a class of Equity Stock (the “Target Class”); provided, however, that, unless otherwise required by the Exchange Act or the rules and regulations promulgated under the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of the Target Class and any shares of the Target Class acquired in such tender offer (collectively, the “Offeror’s Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares of Equity Stock as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Offeror’s Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Article XI, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Offeror’s Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Offeror’s Shares pursuant to this Article XI. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Article XI shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange.

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ARTICLE XII

BUSINESS COMBINATIONS WITH BUSINESS MANAGER AND PROPERTY MANAGERS

Section 12.1 Business Combinations. The Company shall consider becoming a self-administered REIT once the Company’s assets and income are, in the view of the Board of Directors, of sufficient size such that internalizing the management functions performed by the Business Manager and the Property Managers is in the best interests of the Stockholders.

If the Board of Directors should make this determination in the future, the Company shall pay one-half of the costs, and the Business Manager and the Property Managers shall pay the other half, of an investment banking firm. This firm shall jointly advise the Company and the Sponsor on the value of the Business Manager and the Property Managers. After the investment banking firm completes its analyses, the Company shall require it to prepare a written report and make a formal presentation to the Board of Directors.

Following the presentation by the investment banking firm, the Board of Directors shall form a special committee comprised entirely of Independent Directors to consider a possible business combination with the Business Manager and the Property Managers. The Board of Directors shall, subject to applicable law, delegate all of its decision-making power and authority to the special committee with respect to these matters. The special committee also shall be authorized to retain its own financial advisors and legal counsel to, among other things, negotiate with representatives of the Business Manager and the Property Managers regarding a possible business combination.

Section 12.2 Conditions to Completion of Business Combination. Before the Company may complete any business combination with either the Business Manager or any of the Property Managers in accordance with this Article XII, the following two conditions shall be satisfied:

(a) the special committee formed in accordance with Section 12.1 hereof receives an opinion from a recognized investment banking firm, separate and distinct from the firm jointly retained to provide a valuation analysis in accordance with Section 12.1 hereof, concluding that the consideration to be paid to acquire the Business Manager or any Property Manager, as the case may be, is fair to the Stockholders from a financial point of view; and

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(b) the holders of a majority of the votes cast at a meeting of the Stockholders called for such purpose (if a quorum is present at the meeting) approves the acquisition; provided that, for these purposes only, any shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates will be counted for purposes of determining the presence of quorum but will not, however, initially constitute a vote cast for purposes of determining the number of votes necessary to approve the acquisition. If the proposal receives the necessary votes to approve the acquisition, all shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates may then be voted in favor of the transaction.

ARTICLE XIII

AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 13.1 General. The Company reserves the right, from time to time, to supplement, amend or restate these Articles, now or hereafter authorized by law, including any supplement, amendment or restatement altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all supplements, amendments or restatements thereto.

Section 13.2 Stockholders’ Approval. Subject to (a) the limitations described in Article VIII hereof and (b) the provisions of Article XII and notwithstanding any other provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE XIV

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 14.1 Limitation of Stockholder Liability. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

Section 14.2 Limitation of Director and Officer Liability. Except as otherwise limited in this Section 13.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation. Notwithstanding the foregoing, no Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company unless: (i) the Director of officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director of officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders. Neither the amendment nor repeal of this Section 14.2, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section 14.2, shall apply to or affect, in any respect, the applicability of this Section 14.2 with respect to any act or failure to act that occurred prior to amendment, repeal or adoption. In addition to the foregoing, the Company shall not enter into a contract or agreement with the Business Manager or any of its Affiliates that includes provisions holding the Business Manager or its Affiliate, as the case may be, harmless from loss or liability unless, at a minimum, the requirements of clauses (i), (ii), (iii) and (iv) of this Section 14.2 (with any necessary conforming changes) are included in the contract or agreement and are required to be satisfied. Notwithstanding the immediately foregoing sentence, the inclusion of the requirements of clauses (i), (ii), (iii) and (iv) of this Section 14.2 in any contract or agreement between the Company and the Business Manager or its Affiliates shall not be read to limit any loss or liability that the Business Manager or its Affiliate, as the case may be, may otherwise have at law or in equity.

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Section 14.3 Indemnification.

(a) Subject to paragraphs (b), (c) and (d) of this Section 14.3, the Company shall indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company including the Business Manager or the Property Managers and each of their Affiliates (each an “Indemnified Party”) from and against any liability or loss to which the Indemnified Party may become subject or which the Indemnified Party may incur by reason of his, her or its service as a Director, officer, employee or agent of the Company, the Business Manager, the Property Managers and their respective Affiliates.

(b) The Company shall not indemnify an Indemnified Party unless: (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors); and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders.

(c) Notwithstanding anything to the contrary in Section 14.3(b) hereof, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Business Manager or any Property Manager or their Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Person; (ii) the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Person; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

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(d) The Company shall advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the MGCL, and only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Person, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and (iii) the Indemnified Party receiving advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

(e) The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance that insures any Person against liability or loss for which he, she or it could not be indemnified under these Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.

THIRD: The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.

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SEVENTH: The undersigned President of Inland American Real Estate Trust, Inc. acknowledges these Seventh Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, the Company has caused these Seventh Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this [    ] day of [            ], 2013.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:

Name:	Thomas P. McGuinness

Title:	President

ATTEST: INLAND AMERICAN REAL ESTATE TRUST, INC.

By:

Name:	Scott W. Wilton

Title:	Secretary

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Exhibit A-II

Proposed Amended and Restated Charter –

Marked to Show Changes Against Our Current Charter

~~SIXTH~~SEVENTH ARTICLES OF AMENDMENT AND RESTATEMENT

INLAND AMERICAN REAL ESTATE TRUST, INC.

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST: The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

SECOND: The following provisions set forth in these ~~Sixth~~Seventh Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Inland American Real Estate Trust, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “Inland American Real Estate Trust, Inc.” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201. The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV

DEFINITIONS

For the purposes of these Articles (as defined below) the following terms shall have the following meanings:

“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.

“Acquisition Fees” means the total of all fees and commissions, excluding Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to the Company, the Business Manager or any Affiliate of either) in connection with an investment in Real Estate Assets or purchasing, developing or constructing a Property by the Company. For these purposes, the fees or commissions shall include any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fee, including points, or any fee of a similar nature, however designated, except for Development Fees and Construction Fees paid to any Person not Affiliated with the Sponsor or Business Manager in connection with the actual development and construction of a project, or fees in connection with temporary short-term investments acquired for purposes of cash management.

“Affiliate” means, with respect to any other Person: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

~~“Aggregate Debt Service” means, for any period, the aggregate amount of interest expense, principal amortization and other charges payable with respect to the Company’s outstanding borrowings and indebtedness, whether secured or unsecured, including all Loans, Senior Debt and Junior Debt.~~“Articles” means the charter of the Company.

~~“Articles” means these Sixth Articles of Amendment and Restatement.~~

“Asset Coverage” means the ratio equal to the value of total assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, divided by the aggregate amount of all unsecured borrowings of the Company.

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“Average Invested Assets” means, for any period, the average of the aggregate book value of the Company’s assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by Real Estate Assets, including amounts invested in Real Estate Operating Companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant period. For purposes of calculating the Business Management Fee, Average Invested Assets will mean the average of the assets identified in the immediately preceding sentence as of the last day of the immediately preceding quarter for which the Business Management Fee is calculated.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

“Business Management Agreement” means that agreement entered into by and between the Company and the Business Manager.

“Business Management Fee” means the fee payable to the Business Manager pursuant to the Business Management Agreement.

“Business Manager” means Inland American Business Manager & Advisor, Inc., an Illinois corporation, or it successors and assigns.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

~~“Cash Flow” means, with respect to any period: (i) all cash receipts derived from investments in Real Estate Assets made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization; less (iii) cash receipts used to pay operating expenses (including the Business Management Fee), calculated in accordance with GAAP.~~

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Competitive Real Estate Commission” means the real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of such Property.

“Construction Fee” means a fee or other remuneration for acting as general contractor or construction manager to construct improvements, supervise and coordinate projects on, or to provide major repairs to, or rehabilitation of, a Property.

“Contract Price” means the aggregate amount actually paid or allocated to the purchase, development, construction or improvement of a Real Estate Asset excluding Acquisition Fees and Acquisition Expenses.

~~“Dealer Manager” means Inland Securities Corporation, a Delaware corporation.~~

~~“Debt Service Coverage” means the ratio equal to annualized Net Income for the latest quarterly period divided by Aggregate Debt Service.~~

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“Development Fee” means a fee paid to the Company for services rendered in connection with the development of a Property, including negotiating and approving plans and assisting in obtaining zoning, variances and financing for such Property.

“Director(s)” means the members of the Board of Directors (including Independent Directors).

“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

“Independent Director(s)” means the Directors who: (i) are not associated and have not been associated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, the Sponsor, the Business Manager or any of their Affiliates; (ii) do not serve as directors for another REIT originated by the Sponsor or advised by the Business Manager or any of its Affiliates; and (iii) perform no other services for the Company, except as Directors. For purposes of this definition, an indirect affiliation shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Business Manager and their Affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective Independent Director’s: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.

“Independent Expert” means a Person with no material current or prior business or personal relationship with the Business Manager or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type proposed to be acquired by the Company.

~~“Initial Investment” means the purchase of 20,000 shares of Common Stock by the Sponsor for an aggregate price of $200,000 in connection with the formation of the Company. The Sponsor or any Affiliate thereof may not sell the Initial Investment while the Sponsor remains a Sponsor but may transfer all or a portion of the Initial Investment to any of its Affiliates.~~

A-II-4

“Invested Capital” means the original issue price paid for the shares of Common Stock reduced by prior distributions from the sale or financing of the Company’s Properties.

“Junior Debt” means indebtedness that is subordinate to Senior Debt.

“Loans” means debt financing evidenced by bonds, notes, debentures or similar instruments or letters of credit, including Mortgage Loans.

~~“Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.~~

“MGCL” means the Maryland General Corporation Law, as amended from time to time, or any successor statute.

“Mortgage Loans” means notes or other evidences of indebtedness or obligations that are secured or collateralized, directly or indirectly, by Real Property or interests in Real Property.

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“Net Assets” or “Net Asset Value” means the aggregate amount of total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly in accordance with GAAP.

“Net Income” means, for any period, the aggregate amount of total revenues applicable to such period less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves all calculated in accordance with GAAP; provided, however, that Net Income shall not include any gain recognized upon the sale of the Company’s assets.

~~“Organization and Offering Expenses” means all expenses incurred by, and to be paid from the assets of, the Company in connection with and in preparing the Company for registration and offering shares of Equity Stock to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.~~

“Permitted Investment” means any investment that the Company may acquire pursuant to these Articles or the Bylaws, including any investment in collateralized mortgage-backed securities and any investment or purchase of interests in a Real Estate Operating Company or other entity owning Properties or Loans.

“Person” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Property” or “Properties” means interests in (i) Real Property or (ii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

“Property Manager” means any of Inland American Retail Management LLC, Inland American Office Management LLC, or Inland American Industrial Management LLC ~~or Inland American Apartment Management LLC~~, each a Delaware limited liability company, or any of their successors or assigns.

“Real Estate Assets” means any and all investments in Properties, Loans and other Permitted Investments (including all rents, income profits and gains therefrom), whether real, personal or otherwise, tangible or intangible, that are transferred or conveyed to, or owned or held by, or for the account of, the Company or any of its subsidiaries.

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“Real Estate Operating Company” means (i) any entity that has equity securities registered under Section 12(b) or 12(g) of the Exchange Act; (ii) any entity that files periodic reports under Sections 13 or 15(d) of the Exchange Act; or (iii) any entity that, either itself or through its subsidiaries:

(a) owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;

(b) has a policy or purpose of reinvesting sale, financing or refinancing proceeds or cash from operations;

(c) has its own directors, managers or managing general partners, as applicable; and

(d) either: (1) has its own officers and employees that, on a daily basis, actively operate the entity and its subsidiaries and businesses; or (2) has retained the services of an affiliate or sponsor of, or advisor to, the entity to, on a daily basis, actively operate the entity and its subsidiaries and businesses.

“Real Property” means land, rights or interests in land (including but not limited to leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interests in land.

“REIT” means a “real estate investment trust” as defined by the Code.

~~“Roll-Up” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company, but not including:~~

~~(a) a transaction involving securities of an entity that have been, for at least twelve (12) months, listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~	~~Stockholders’ voting rights;~~
~~(ii)~~	~~the term and existence of the Company;~~
~~(iii)~~	~~compensation payable to the Sponsor or Business Manager; or~~
~~(iv)~~	~~the Company’s investment objectives.~~

~~“Roll-Up Entity” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.~~

“Senior Debt” means indebtedness to which Junior Debt is subordinate.

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“Sponsor” means Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation only for professional services. A Person may be deemed a Sponsor of the Company by:

(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(b) receiving a material participation in the Company in connection with founding or organizing the business of the Company;

(c) having a substantial number of relationships and contacts with the Company;

(d) possessing significant rights to control any of the Properties;

(e) receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or

(f) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“Stockholders” means holders of shares of Equity Stock.

“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including any fees paid to the Business Manager, but excluding:

(a) the expenses of raising capital, such as ~~Organization and Offering Expenses,~~ legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of the Equity Stock;

(b) property expenses;

(c) interest payments;

(d) taxes;

(e) non-cash charges such as depreciation, amortization and bad debt reserves;

(f) incentive fees payable to the Business Manager; and

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(g) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of Property).

ARTICLE V

STOCK

Section 5.1 Authorized Stock. The total number of shares of stock that the Company has authority to issue is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $1,500,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 5.1. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Stockholders, may amend the Articles from time to time to increase or decrease the aggregate number of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

~~Section 5.2 Liquidation. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after paying, or making adequate provision for, all known debts and liabilities of the Company.~~

Section 5.2 ~~Section 5.3~~ Common Stock.

(a) Subject to the provisions of Article VIII and except as otherwise provided in these Articles, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of ~~Stockholders~~the holders of Common Stock. Shares of Common Stock do not have cumulative voting rights.

~~(b) A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. A quorum shall be fifty percent (50.0%) of the then outstanding shares of Common Stock.~~ The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Equity Stock.

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(b) ~~(c)~~ Except as provided in ~~Section 13.2~~11.2(b) hereof, with respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the Directors or any of their Affiliates, neither the Business Manager, the Sponsor, the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the Directors or any Affiliate or any transaction between the Company and any of them.

Section 5.3 ~~Section 5.4~~ Preferred Stock. ~~Subject to Section 7.8 hereof, the~~The Board of Directors may classify or reclassify any unissued shares of Preferred Stock from time to time, ~~in~~into one or more classes or series of ~~Preferred Stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Preferred Stock. Notwithstanding anything to the contrary in this Section 5.4, the voting rights of any Preferred Stock (other than publicly held Preferred Stock) sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of the publicly held Common Stock as the consideration paid to the Company for each privately offered share of Preferred Stock bears to the book value of each outstanding share of publicly held Common~~Equity Stock.

Section 5.4 ~~Section 5.5~~ Classified or Reclassified Shares of Preferred Stock. ~~Subject to Section 7.8 hereof, prior~~Prior to issuing classified or reclassified shares of any class or series of Preferred Stock, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of Preferred Stock; (ii) specify the number of shares to be included in the class or series of Preferred Stock; (iii) subject to the provisions of Article VIII, and ~~subject~~as to ~~the express terms of~~ any class or series of ~~Equity~~Preferred Stock of the Company outstanding at the time, subject to the express terms of that class or series of Preferred Stock, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for each class or series of Preferred Stock; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Preferred Stock set or changed pursuant to clause (iii) of this Section ~~5.5~~5.4 may be made dependent upon facts or events ascertainable outside the Articles (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of class or series of Preferred Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5 ~~Section 5.6~~ General Nature of Equity Stock. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles. The Stockholders shall have no interest in any Real Estate Assets and shall have no right to compel any partition, division, dividend or distribution of the Company or any Real Estate Assets.

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Section 5.6 ~~Section 5.7~~ No Issuance of Share Certificates. Except to the extent expressly authorized by the Board of Directors, the Company shall not issue share certificates. A Stockholder’s investment shall be recorded on the books and records of the Company. To transfer shares of Equity Stock, a Stockholder shall submit an executed assignment form to the Company, which form shall be provided by the Company or transfer agent upon request. Upon issuance or transfer of shares of Equity Stock, the Company will provide the Stockholder with a statement containing information substantially similar to that ~~contained~~which would appear in the legend ~~set forth in~~pursuant to Section 8.2(h) hereof concerning his or her rights with regard to such shares of Equity Stock and any other information required by the Bylaws, the MGCL or other applicable law.

Section 5.7 ~~Section 5.8~~ Fractional Shares of Equity Stock. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fractional interest by rounding up ~~or down~~ to a full share of Equity Stock, arrange for the disposition of a fractional interest by the Person entitled to it, or pay cash for the fair value of a fractional share of Equity Stock determined as of the time when the Person entitled to receive it is determined.

Section 5.8 ~~Section 5.9~~ Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section ~~5.5 hereof~~5.4 hereof or as may otherwise be provided by contract approved by the Board of Directors, no Stockholder of the Company shall, solely in the capacity of a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.9 ~~Section 5.10~~ Articles and Bylaws. ~~All persons acquiring~~The rights of all Stockholders and the terms of all shares of Equity Stock shall be subject to the provisions of these Articles and the Bylaws, each as may be supplemented, amended or restated from time to time.

~~Section 5.11 Terms and Conditions of Securities. The Company shall not issue:~~

~~(a) Common Stock that is non-voting or assessable;~~

~~(b) Warrants, options or similar evidences of a right to buy shares of Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan adopted by the Company;~~

~~(c) Common Stock that is redeemable;~~

(d) Debt securities unless the Debt Service Coverage, on a pro forma basis after giving effect to the issuance of the debt securities, calculated as of the end of the Company’s most recently completed fiscal quarter or such shorter period if the Company has not yet completed its first fiscal quarter, is equal to or greater than 1.0;

Section 5.10 ~~(e) Options~~Terms and Conditions of Securities. The Company shall not issue options or warrants to purchase shares of Equity Stock to the Sponsor, the Business Manager, any Directors or their Affiliates except on the same terms as sold to the general public (excluding for these purposes underwriting fees, commissions and discounts); provided that the Company may issue options or warrants to Persons not Affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors have a market value not less than the value of such option or warrant on the date of grant; provided, further, that options or warrants issuable to the Sponsor, the Business Manager, any Directors or their Affiliates shall not exceed an amount equal to ten percent (10.0%) of the outstanding shares of Equity Stock on the date of grant of any options or warrants; ~~or~~

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~~(f) Shares of Equity Stock on a deferred payment basis or similar arrangement.~~provided, further, that, notwithstanding any other provision of this Section 5.10, the Company may issue options or warrants to purchase shares of Equity Stock to any of the Company’s agents or subsidiaries, any consultants, the Directors or any officers or employees of the Company pursuant to an equity compensation plan adopted by the Board of Directors.

Section 5.11 ~~Section 5.12~~ Rights of Objecting Stockholders. Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL.

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ARTICLE VI

BOARD OF DIRECTORS

Section 6.1 Number and Classification. The number of Directors shall be ~~eight (8), which number may be increased or decreased~~set by or determined pursuant to the Bylaws~~; provided, however that the number of Directors~~ but shall never be less than ~~three (3) nor more than eleven (11)~~the minimum required by the MGCL. A majority of the Board of Directors shall be comprised of Independent Directors. Independent Directors shall nominate replacements for vacancies among the Independent Directors. The Directors may establish any committees as they deem appropriate; provided that the majority of the members of each committee are Independent Directors. ~~A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

~~Brenda Gujral~~

~~Robert D. Parks~~

J. Michael Borden ~~(Independent Director)~~

Thomas F. Glavin ~~(Independent Director)~~

~~David Mahon (Independent Director)~~Brenda G. Gujral

Thomas F. Meagher ~~(Independent Director)~~

Robert D. Parks

Paula Saban ~~(Independent Director)~~

William J. Wierzbicki ~~(Independent Director)~~

~~Section 6.2 Election and Term. Each Director (other than a Director elected to fill the unexpired term of another Director) elected by the vote of the Stockholders shall hold office until his or her successor is elected and qualifies.~~

Section 6.2 ~~Section 6.3~~ Resignation, Removal or Death. A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Company or any later date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause and without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors. ~~For purposes of this Section 6.3, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that the Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.~~

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~~Section 6.4 Service as Nominee. Legal title to any Real Estate Asset shall be vested in the Company or any of its Affiliates, but the Company may cause legal title to any such Real Estate Asset to be held by or in the name of any or all of the Directors or any other person as nominee; provided that upon the death, resignation or removal of the Director, the Director shall automatically cease to have any right, title or interest in and to any Real Estate Asset and shall execute and deliver such documents as the remaining Directors require to convey any Real Estate Asset held in his or her name, and shall account to the remaining Directors as they require for all such Property that he or she holds as nominee. Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any documents evidencing the conveyance have been executed and delivered. Written evidence of the qualification and acceptance of the election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary, appropriate or advisable.~~

Section 6.3 ~~Section 6.5~~ Duties and Powers.

(a) General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by these Articles or the Bylaws. These Articles and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force. ~~At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority both of the Directors and of the Independent Directors.~~

(b) REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify as a REIT under the Code. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are advisable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors (including a majority of the Independent Directors) determines that it is no longer in the best interest of the Company to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code or any successor section. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VIII is no longer required for REIT qualification.

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(c) Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth in these Articles or the Bylaws.

~~(d) Distributions. The Company may pay Distributions to its Stockholders, as declared from time to time by the Board of Directors. The Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the declaration date for the Distribution but prior to the payment date of the Distribution, to pay the Distribution.~~

~~Concurrently with any Distribution, the Company shall file a Form 8-K or other appropriate form or report with the Securities and Exchange Commission or otherwise provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than sixty (60) days after the close of the fiscal year in which the Distribution was paid.~~

~~The Company may not pay distributions in-kind, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property that meet all of the following conditions: (a) the Company advises each Stockholder of the risks associated with direct ownership of the in-kind property; (b) the Company offers each Stockholder the election of receiving in-kind property Distributions; and (c) the Company distributes in-kind property only to those Stockholders who accept the Company’s offer.~~

(d) ~~The Company shall endeavor to declare and pay such Distributions as shall be necessary under the Code to maintain the Company’s qualification as a REIT; provided, however, that Stockholders shall have no right to any Distribution unless and until declared by the Board of Directors. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.5(d) shall be subject to the provisions of any class or series of Equity Stock at the time outstanding~~Distributions. The Company may pay Distributions to its Stockholders, including in shares of Equity Stock of one class payable to holders of shares of Equity Stock of another class, as authorized from time to time by the Board of Directors and declared by the Company. The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

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~~(e) Distribution Reinvestment Plan~~. ~~The Company may adopt a distribution reinvestment plan on such terms and conditions as shall be determined by the Board of Directors; provided, however, that any such plan shall, at a minimum, provide for the following: (i) all material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and (ii) each Stockholder participating in the distribution reinvestment plan shall have a reasonable opportunity to withdraw from the distribution reinvestment plan at least annually after receipt of the information required in subclause (i) above.~~

(e) ~~(f)~~ Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine from time to time, but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated companies. Each determination shall be reflected in the minutes of a meeting of the Board of Directors.

(f) ~~(g)~~ Review of Investment Policies. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Business Manager. The Independent Directors shall review these policies, with sufficient frequency and at least annually, to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each determination and the basis therefor shall be set forth in the minutes of a meeting of the Board of Directors.

(g) ~~(h)~~ Determination of Consideration. ~~The consideration paid for the Real Estate Assets acquired by the Company shall ordinarily be based upon the fair market value of the Real Estate Assets and approved by a majority of the Directors (including a majority of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if~~If Real Estate Assets are acquired from a Sponsor, a Business Manager, a Director or any of their Affiliates pursuant to Section 7.7 hereof, the fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors~~.~~ and the consideration paid for the Real Estate Assets so acquired by the Company shall ordinarily be based upon the fair market value of the Real Estate Assets and approved by a majority of the Directors (including a majority of the Independent Directors).

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(h) ~~(i)~~ Business Management Agreement; Business Manager Compensation. Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, the Company may enter into a Business Management Agreement for an initial one (1) year term subject to successive one-year renewals upon the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors; provided that the Business Management Agreement shall be terminable by mutual consent of the parties or by the Company upon the vote of a majority of the Independent Directors by providing sixty (60) days’ written notice to the Business Manager. The Independent Directors shall determine from time to time, and at least annually, that the compensation that the Company contracts to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed and is within the limits prescribed by these Articles and applicable law. The Independent Directors also shall supervise the performance of the Business Manager to determine that the Business Manager possesses sufficient qualifications to perform the business management functions for the Company and to justify the compensation paid to it by the Company as well as to confirm compliance with the provisions of the Business Management Agreement. The Directors, including the Independent Directors, shall evaluate the performance of the Business Manager before renewing the Business Management Agreement, based upon the following factors and all other factors that the Independent Directors may deem relevant, all of which shall be recorded in the minutes of a meeting of the Board of Directors: (i) the size of the Business Management Fee in relation to the size, composition and profitability of the Company’s assets; (ii) the success of the Business Manager in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by business managers or advisors performing similar services; (iv) the amount of additional revenues realized by the Business Manager and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Business Manager; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Business Manager for its own account. Payments to the Business Manager or its Affiliates for services rendered in a capacity other than as business manager may be made only upon a determination that: (A) the compensation does not exceed the compensation paid for any comparable services; and (B) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties.

(i) ~~(j)~~ Reserved Powers of Board of Directors. The Board of Directors, without any action by ~~the~~any Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of the Bylaws and to make new Bylaws.

~~(k) Share Repurchase Program. The Company may adopt a SRP to repurchase shares of Common Stock on such terms and conditions as shall be determined by the Board of Directors; provided, however, that in no event shall the Sponsor, the Business Manager, the Directors or any of their Affiliates receive a fee on the repurchase of shares of Common Stock by the Company under the SRP. The Company shall bear all costs involved in organizing, administering and maintaining the SRP.~~

Section 6.4 ~~Section 6.6~~ Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with Maryland law.

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Section 6.5 ~~Section 6.7~~ Fiduciary Duty. The Directors and Business Manager shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. The Directors also shall have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Business Manager.

Section 6.6 ~~Section 6.8~~ Determinations By Board of Directors. The determination as to any of the following matters, made in good faith by, or pursuant to the direction of, the Board of Directors ~~consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court~~, shall be final and conclusive and shall be binding upon the Company and every ~~Stockholder~~holder of shares of its stock: (i) the amount of the ~~Net Income~~net income of the Company for any period and the amount of assets at any time legally available ~~to pay Distributions or redeem Equity Stock~~for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, ~~Net Assets~~net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of these Articles (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock) or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company~~; (v) any matters~~ or of any Equity Stock; (vi) the number of shares of any class; (vii) any matter relating to ~~acquiring~~the acquisition, holding and ~~disposing~~disposition of any assets by the Company; ~~or (vi~~(viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any Person; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles, the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING AND

REGULATING CERTAIN POWERS OF THE COMPANY

AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or the Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

~~Section 7.1 Limitation on Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with forming the Company or selling shares of Equity Stock shall be reasonable and shall in no event exceed fifteen percent (15.0%) of the proceeds raised in the offering.~~

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Section 7.1 ~~Section 7.2~~ Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the acquisition of a Real Estate Asset by the Company shall be reasonable, and shall in no event exceed, in the case of a Real Estate Asset other than a Loan, an amount equal to six percent (6.0%) of the Contract Price of any Real Estate Asset acquired or, in the case of a Loan, six percent (6.0%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

Section 7.2 ~~Section 7.3~~ Limitation on Total Operating Expenses. The annual Total Operating Expenses shall not exceed, in any fiscal year, the greater of two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income for that fiscal year. The Independent Directors have a fiduciary responsibility to limit annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified in any particular period because of unusual and non-recurring expenses. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Stock if, within sixty (60) days after the end of any fiscal quarter, Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income, whichever is greater. If the Independent Directors determine that the higher Total Operating Expenses are justified, the disclosure must also contain an explanation of the Independent Directors’ conclusion. If the Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s fiscal year, the Business Manager shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section ~~7.3~~.7.2.

Section 7.3 ~~Section 7.4~~ Limitation on Real Estate Commissions. If the Company sells Property, the Company may pay a Competitive Real Estate Commission, which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6.0%) of the gross sales price of the Property; provided that, the amount of any brokerage fees payable to the Business Manager or any Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) three percent (3.0%) of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.

Section 7.4 ~~Section 7.5~~ Limitation on Business Management Fee. After the Stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their Invested Capital, the Company may pay, in any fiscal year, the Business Manager a Business Management Fee in an amount up to one percent (1.0%) of the Average Invested Assets, payable quarterly in an amount equal to one-quarter of one percent (0.25%) of the Average Invested Assets as of the last day of the immediately preceding quarter. The Business Management Fee shall be reasonable in relation to the nature and quality of services performed by the Business Manager. All or any portion of the Business Management Fee not paid in any fiscal year shall be deferred without interest and may, subject to the provisions of this Section ~~7.5,~~7.4, be paid in the next succeeding fiscal year(s).

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Section 7.5 ~~Section 7.6~~ Limitation on Incentive Fees. After the Stockholders have received a cumulative, non-compounded return of ten percent (10.0%) on, plus return of, their Invested Capital, the Company may pay the Business Manager an incentive fee (an “Incentive Fee”) equal to fifteen percent (15.0%) of the net proceeds from the sale of a Real Estate Asset, including assets owned by a Real Estate Operating Company acquired by the Company and operated as a subsidiary. If the Company retains more than one person or entity to serve as Business Manager, any Incentive Fees that may be paid under this Section ~~7.6~~7.5 shall be allocated among the persons or entities serving as the Business Manager in the manner that is reasonably designed to reflect the value added to the Company’s assets by each respective Business Manager.

Section 7.6 ~~Section 7.7~~ Limitation on Transactions with Affiliates.

(a) Sales and Leases to Company. The Company shall not purchase Real Estate Assets from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and the price for the Real Estate Assets is no greater than the cost paid by the Sponsor, the Business Manager, theany Property Manager, a Director or any Affiliate for the Real Estate Assets, unless substantial justification for the excess exists and the excess is reasonable. In no event shall the cost of any Real Estate Asset to the Company exceed its appraised value at the time the Real Estate Asset is acquired by the Company.

(b) Sales and Leases to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate. The Company shall not sell assets to, or lease assets from, the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless the sale or lease is approved by a majority of Directors, including a majority of Independent Directors not otherwise interested in the transaction, as being fair and reasonable to the Company.

(c) Loans. The Company shall not make any loans to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company except in accordance with applicable law and as provided in Article IX hereof. The Company may not borrow money from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the loan as being fair, competitive and commercially reasonable and no less favorable to the Company than a loan from an unaffiliated party under the same circumstances; provided that for these purposes, amounts owed but not yet paid by the Company under the Business Management Agreement, or any property management agreement, shall not constitute amounts advanced pursuant to a loan.

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(d) Investments. The Company shall not invest in joint ventures with the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers. The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.

(e) Other Transactions. All other transactions between the Company and the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from an unaffiliated third party.

Section 7.7 ~~Section 7.8~~ Limitation on Borrowing. The Company may not borrow money to pay Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution by the Code or otherwise as necessary, appropriate or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowings of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings shall not, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, exceed three hundred percent (300.0%) of Net Assets; provided further, that the Company shall not issue any Preferred Stock without the approval of a majority of the holders of Common Stock present at a duly convened meeting of the Stockholders if, after giving effect to the issuance of the Preferred Stock, the Company’s aggregate borrowings, including amounts payable by the Company in respect of the Preferred Stock, would exceed three hundred percent (300.0%) of Net Assets. Any excess in borrowing over three hundred percent (300.0%) of Net Assets level must be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for the excess.

~~Section 7.9 Suitability of Stockholders.~~

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~~(a) Income and Net Worth Standards. Any Person purchasing shares of Equity Stock shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make an investment in the Company. Net worth shall be determined by excluding the value of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.~~

~~(b) Determination that Sale to Stockholder is Suitable and Appropriate. The Dealer Manager and each Person selling shares of Equity Stock on behalf of the Dealer Manager or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Person purchasing Equity Stock. In making this determination, the Dealer Manager or each Person selling shares of Equity Stock on behalf of the Dealer Manager or the Company shall ascertain that the Person: (i) meets the minimum income and net worth standards established for the Company in Section 7.9(a) hereof; (ii) can reasonably benefit from an investment in the Company based on the Person’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the Person’s overall financial situation; and (iv) has apparent understanding of: (A) the fundamental risks of investment; (B) the risk that the Person may lose the entire investment; (C) the lack of liquidity of shares of Equity Stock; (D) the restrictions on transferability of shares of Equity Stock; (E) the background and qualification of the Sponsor or the Business Manager; and (F) the tax consequences of the investment. The Dealer Manager may require additional minimum initial and subsequent cash investment amounts.~~

ARTICLE VIII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 8.1 Definitions. For the purpose of this Article VIII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Equity Stock, or such other percentage determined by the Board of Directors in accordance with Section 8.2(g) hereof. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code; provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Article VIII requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding, but Option Shares Beneficially Owned by other Persons shall not be deemed to be outstanding. The terms “Beneficial Owner~~,~~”, “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

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~~“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.~~

~~“Charitable~~ “Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section 8.3(~~f~~e) hereof; provided that each ~~such~~ organization must be described in Section 501(c)(3) of the Code and contributions to each ~~such~~ organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“Common Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock ~~of the Company~~, or such other percentage determined by the Board of Directors in accordance with Section 8.2(g) hereof. The number and value of outstanding shares of Common Stock ~~of the Company~~ shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code~~.~~ , provided, however, that in determining the number of shares Constructively Owned by a Person, no share shall be counted more than once. Whenever a Person Constructively Owns Option Shares, then, whenever this Article VIII requires a determination of the percentage of outstanding shares of a class of Equity Stock Constructively Owned by such Person, the Option Shares Constructively Owned by such Person shall also be deemed to be outstanding, but Option Shares Constructively Owned by other Persons shall not be deemed to be outstanding. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a ~~Stockholder of the Company~~holder of shares of Equity Stock for whom an Excepted Holder Limit is created ~~by these Articles or~~ by the Board of Directors pursuant to Section 8.2(f) hereof.

“Excepted Holder Limit” means, provided that the affected holder of Equity Stock ~~that~~ agrees to comply with the requirements ~~and~~established by the Board of Directors pursuant to Section 8.2(f) hereof, the percentage limit established by the Board of Directors pursuant to Section 8.2(f) hereof, subject to adjustment pursuant to Section 8.2(g) hereof.

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~~“Initial Date” means the date upon which these Articles are filed with the SDAT~~.Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (“SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“Non-Transfer Event” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“NYSE” means the New York Stock Exchange.

“Ownership Limit” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 8.2(g) hereof.

“Person” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

“~~Prohibited Owner” means~~ Purported Beneficial Transferee” shall mean, with respect to any purported Transfer, ~~any Person who, but for the provisions of~~ or Non-Transfer Event that results in Excess Stock as defined in Section 8.2(a)(ii) hereof, the purported beneficial transferee (determined under the principles of Section 856(a)(5) of the Code) for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 8.2(a)(i) hereof, ~~would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person~~.

“Purported Record Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined below in Section 8.2(a)(ii) hereof, the purported record transferee of the Equity Stock who would have ~~been the~~acquired such record ~~owner~~ownership of ~~the shares that the Prohibited Owner would have so owned~~shares of Equity Stock if such Transfer had been valid under Section 8.2(a)(i) hereof.

“Restriction Termination Date” means the ~~first day after the Initial Date~~ on which the Board of Directors determines, pursuant to Section ~~6.5~~6.3(b) hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VIII are no longer required for the Company to qualify as a REIT.

“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire, Beneficial Ownership or, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of, or any agreement to acquire Equity Stock or the right to vote or receive dividends or other Distributions ~~or dividends~~ on, Equity Stock, including, without limitation, (i) the ~~granting~~issuance and transfer to holders of shares or interests of another entity that is merged with the Company of shares of Equity Stock as a result of such merger, (ii) a change in the capital structure of the Company, (iii) a change in the relationship between two or more Persons which causes a change in ownership of shares of Equity Stock by application of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, (iv) the grant or exercise of any option or warrant (or any disposition of any option~~), (ii~~ or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire shares of Equity Stock, (v) any disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock or any interest in shares of Equity Stock or any exercise of any such conversion or exchange right ~~and~~, (~~iii~~vi) Transfers of interests in other entities that result in changes in Beneficial Ownership ~~or Constructive Ownership~~, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of Equity Stock, and (vii) any change in the value of one class or series of shares of Equity Stock relative to the value of any other class or series of shares of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned ~~or~~, Beneficially Owned or beneficially owned (determined under the principles of Section 856(a)(5) of the Code) and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have correlative meanings.

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“Trust” means any separate trust created and administered in accordance with the terms of Section 8.3 hereof for the exclusive benefit of any ~~Charitable~~ Beneficiary.

“Trustee” means the Person unaffiliated with both the Company and ~~a~~any Prohibited Owner, that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

Section 8.2 Equity Stock.

(a) Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~Prior to the Restriction Termination Date:

(i) Basic Restrictions. (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), ~~or otherwise~~; (C) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would result in the Company failing to qualify as a REIT; (D) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as ~~a REIT~~such (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code ~~if the income derived by the Company from the tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); (C) notwithstanding any other provisions contained herein,~~); and (E) any Transfer of shares of Equity Stock ~~(whether or not the Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ that, if effective, would result in the Equity Stock being beneficially owned by ~~less~~fewer than one hundred (100) ~~Persons~~persons (determined under ~~the~~ principles ~~of~~applicable to Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

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(ii) Transfer in Trust. If any Transfer of shares of Equity Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ or Non-Transfer Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 8.2(a)(i)(A), (B), (C) or (D) hereof, then (A) that number of shares of ~~the~~ Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 8.2(a)(i)(A), (B), (C) or (D) hereof (rounded up to the next whole share) (such shares the “Excess Stock”) shall be automatically transferred to a Trust for the benefit of a ~~Charitable~~ Beneficiary, as described in Section 8.3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); ~~or~~ (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Section 8.2(a)(i)(A), (B), (C) or (D) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 8.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock; or (C) if the transfer to the Trust described in subclause (A) of this sentence as a result of a Non-Transfer Event would not be effective for any reason to prevent the violation of Section 8.2(a)(i)(A), (B), (C) or (D) hereof, then the Non-Transfer Event that otherwise would cause any Person to violate Section 8.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock. To the extent that, upon a transfer of shares pursuant to this Section 8.2(a)(ii), a violation of any provision of this Article VIII would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VIII.

(b) Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board of Directors) shall at any time determine in good faith that a Transfer or ~~other event~~Non-Transfer Event has taken place that results in a violation of Section 8.2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial ~~or~~Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section 8.2(a) hereof (whether or not such violation is intended), the Board of Directors ~~shall~~or its designee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or ~~other event~~Non-Transfer Event, including, without limitation, causing the Company to redeem shares of Equity Stock, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or ~~other event~~Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or ~~other event~~Non-Transfer Event that results in violation of Section 8.2(a) hereof shall automatically result in the transfer to the Trust described ~~above~~therein, and, where applicable, such Transfer (or ~~other event~~Non-Transfer Event) shall be void ab initio as provided in Section 8.2(a) hereof irrespective of any action (or non-action) by the Board of Directors or its designee.

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(c) Owners Required to Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:

(i) every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty ~~(30)~~ days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status or qualification as a REIT and to ensure compliance with the ~~Aggregate Stock~~ Ownership ~~Limit; and~~Limits and the other restrictions set forth herein;

(ii) each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company ~~such~~any information as the Company may request, in good faith, in order to determine the Company’s status or qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.; and

(iii) any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section 8.2(a)(i), or any Person who held or would have owned shares of Equity Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 8.2(a)(ii), shall (A) immediately give written notice to the Company of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company and (B) shall provide to the Company any other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status or qualification as a REIT.

(d) Remedies Not Limited. Nothing contained in this Section 8.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status or qualification as a REIT.

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(e) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VIII, or any definition contained in this Article VIII, the Board of Directors shall have the power to determine the application of the provisions of this Article VIII or any such definition with respect to any situation based on the facts known to the Board of Directors. In the event any section of this Article VIII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f) Exceptions.

(i) Subject to Section 8.2(a)(i)(B), (C) and (D) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from one or both of the ~~Aggregate Stock~~ Ownership ~~Limit and the Common Stock Ownership Limit, as the case may be~~Limits, and may establish or increase an Excepted Holder Limit for such Person if: (i) the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Section 8.2(a)(i)(B), (C) and (D) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant, and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VIII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section 8.2(a)(ii) and Section 8.3 hereof.

(ii) Prior to granting any exception pursuant to Section 8.2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status or qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception or waiver establishing or increasing an Excepted Holder Limit.

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(iii) Subject to Section 8.2(a)(i)(B), (C) and (D) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to enable the person ~~acts~~to act as an underwriter in connection with the public offering or private placement.

~~(iv) Nothing in this Article VIII to the contrary, this Article VIII shall not apply to the Initial Investment.~~

(iv)(v) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, as applicable.

(g) Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. ~~The Subject to Section 8.2(a)(i)(B), (C) and (D) hereof, the~~ Board of Directors may from time to time increase ~~the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit~~one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons (or all Persons); provided, however, that any decreased Ownership Limit will not be effective for any Person whose percentage ownership in shares of Equity Stock is in excess of such decreased Ownership Limit until such time as such Person’s percentage of shares of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Equity Stock in excess of such percentage ownership of shares of Equity Stock will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Equity Stock or otherwise result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

(h) Legend. Except as otherwise provided in these Articles or the Bylaws, nothing in this Section 8.2(h) shall be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the classes or series of Equity Stock of the Company without certificates. Each certificate for shares of Equity Stock, ~~(~~if ~~any are issued)~~certificated, shall bear a legend that substantially ~~the following legend:~~describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a holder of Equity Stock on request and without charge.

~~The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s Articles: (i) no Person may Beneficially Own or Constructively Own shares of the Company’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Equity Stock of the Company in excess of 9.8% of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than one hundred (100) Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Equity Stock that causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Articles of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.~~

Section 8.3 Transfer of Equity Stock in Trust.

(a) ~~Ownership in~~ Trust for Excess Stock. Upon any purported Transfer or ~~other event described in~~Non-Transfer Event that results in Excess Stock pursuant to Section 8.2(a) hereof ~~that would result in a transfer of shares of Equity Stock to a Trust, the shares of Equity~~, such Excess Stock shall be deemed to have been transferred to the Trustee, as trustee of a Trust for the ~~exclusive~~ benefit of one or more ~~Charitable~~ Beneficiaries. ~~The transfer~~Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day ~~immediately preceding the date of~~prior to the purported Transfer or ~~other event~~Non-Transfer Event that results in the transferTransfer to the Trust pursuant to Section 8.2(a)~~(ii) hereof. The Trustee shall be appointed by the Company and shall be a Person unaffiliated with both the Company and any Prohibited Owner. Each Charitable~~ hereof. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except as provided in Section 8.3(c) or (d) hereof. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 8.3(c) or (d) hereof. Each Beneficiary shall be designated by the Company as provided in Section 8.3(~~f)~~.

~~(b)~~ Status of Shares of Equity Stock Held by the Trustee~~. Shares of Equity Stock held by the Trustee shall be treated as issued and outstanding shares of Equity Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares of Equity Stock held in the Trust~~e) hereof.

(b) ~~(c)~~ Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other ~~Distributions~~distributions with respect to ~~shares of Equity~~Excess Stock ~~held in the Trust~~, which rights shall be exercised for the exclusive benefit of the ~~Charitable~~ Beneficiary. Any dividend or other ~~Distribution~~distribution paid prior to the discovery by the Company that ~~the~~ shares of Equity Stock have been ~~transferred~~Transferred to the Trustee shall be paid by the recipient of such dividend or other ~~Distribution~~distribution to the Trustee upon demand and any dividend or other Distributiondistribution authorized but unpaid shall be paid when due to the Trustee. ~~The Prohibited Owner~~Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Beneficiary. The Purported Record Transferee shall have no voting rights with respect to ~~shares held in the Trust~~Excess Stock and, subject to ~~applicable~~Maryland law, effective as of the date that ~~the~~ shares of Equity Stock have been ~~transferred~~Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion)~~, assuming that the meeting or consent period has not otherwise been finally adjourned,~~ (i) to rescind as void any proxy submitted or any vote cast by a ~~Prohibited Owner~~Purported Record Transferee prior to the discovery by the Company that the shares of Equity Stock have been ~~transferred~~Transferred to the Trustee and (ii) to resubmit a proxy or recast ~~any~~such vote in accordance with the desires of the Trustee acting for the benefit of the ~~Charitable~~ Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VIII, until the Company has received notification that shares of Equity Stock have been ~~transferred~~Transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

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(c)~~(d)~~ Sale of ~~Shares of Equity~~Excess Stock by Trustee. Within ~~twenty (~~20~~)~~ days of receiving notice from the Company that shares of Equity Stock have been ~~transferred~~Transferred to the Trust, the Trustee ~~of the Trust~~ shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 8.2(a) hereof. Upon such sale, the interest of the ~~Charitable~~ Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the ~~Prohibited Owner~~Purported Record Transferee or Purported Beneficial Transferee, as applicable, and to the ~~Charitable~~ Beneficiary as provided in this Section 8.3(~~d). The Prohibited Owner~~c). The Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall receive the lesser of: (1i) the price paid by the ~~Prohibited Owner~~Purported Beneficial Transferee or Purported Record Transferee, as applicable, for the shares or, if the ~~Prohibited Owner~~Purported Beneficial Transferee or Purported Record Transferee, as applicable, did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust; and (~~2~~ii) the ~~price per share~~sale proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 8.3(b) hereof. Any net sales proceeds in excess of the amount payable to the ~~Prohibited Owner~~Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall be immediately paid to the ~~Charitable~~ Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been ~~transferred~~Transferred to the Trustee, such shares are sold by a ~~Prohibited Owner, then:~~Purported Beneficial Transferee or Purported Record Transferee, as applicable, then (~~1~~x) such shares shall be deemed to have been sold on behalf of the Trust; and (~~2~~y) to the extent that the ~~Prohibited Owner~~Purported Beneficial Transferee or Purported Record Transferee, as applicable, received an amount for such shares that exceeds the amount that such ~~Prohibited Owner~~Purported Beneficial Transferee or Purported Record Transferee, as applicable, was entitled to receive pursuant to this Section 8.3(~~d~~c), ~~the~~such excess shall be paid to the Trustee upon demand.

(d)~~(e) Purchase Right in~~Call by Company on Excess Stock ~~Transferred to the Trustee~~. . Shares of ~~Equity~~Excess Stock ~~transferred to the Trustee~~ shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in ~~the transfer to the Trus~~tsuch Excess Stock (or, in the case of a devise or gift, the Market Price at the time of ~~the~~such devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts ~~the~~such offer. The Company shall have the right to accept such offer until the Trustee has sold the ~~shares held in the Trust~~Excess Stock pursuant to Section 8.3(~~d~~c) hereof. Upon ~~the~~such a sale to the Company, the interest of the Charitable Beneficiary in the ~~shares~~Excess Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the ~~Prohibited Owner~~P~~urported Beneficial Transferee or Purported Record Transferee, as applicable. The Company may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 8.3(b) hereof. The Company shall pay the amount of such reduction to the Trustee for the benefit of the Beneficiary~~.

(e) ~~(f)~~ Designation of Charitable Beneficiaries. ~~By written notice to the Trustee, the~~The Company shall designate one or more nonprofit organizations to be the ~~Charitable~~ Beneficiary of the interest in the Trust such that (i) ~~the shares of Equity~~Excess Stock held in the Trust would not violate the restrictions set forth in Section 8.2(a) hereof in the hands of such ~~Charitable~~ Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than (vii) or (viii) thereof), 2055 and 2522 of the Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 8.3(a) hereof shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment. The designation of a nonprofit organization as a Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article VIII shall be binding on each Beneficiary.

Section 8.4 ~~Exchange Transactions~~Settlement. Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system~~; provided~~,. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VIII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VIII.

Section 8.5 Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VIII.

Section 8.6 Non-Waiver. No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VIII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 8.7 Severability. If any provision of this Article VIII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE IX

INVESTMENT RESTRICTIONS

Section 9.1 Investment Policies. Subject to any restrictions set forth herein, the investment policies set forth in this Article IX shall be approved by the Board of Directors, including a majority of the Independent Directors. The Independent Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Company.

Section 9.2 Investment Restrictions. The Company shall not make investments in: (i) any foreign currency or bullion; and (ii) short sales; ~~and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles~~. In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company may not:

(a) invest more than ten percent (10.0%) of the Company’s total assets in unimproved real property or Mortgage Loans on unimproved real property. For purposes of this paragraph, “unimproved real property” does not include a Property: (i) acquired for the purpose of producing rental or other operating income; (ii) having development or construction in process; or (iii) under contract for development or in planning for development within one (1) year;

(b) invest in commodities or commodity future contracts, except for interest rate futures used solely for hedging purposes;

(c) invest in or make Mortgage Loans unless an appraisal prepared by an Independent Expert is obtained for the underlying Property and the mortgage indebtedness on any Property would in no event exceed the Property’s appraised value; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans. The appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment insuring the priority of the mortgage and condition of the title must be obtained prior to closing;

(d) invest in real estate contracts of sale otherwise known as land sale contracts unless the contracts are in recordable form and appropriately recorded in the chain of title;

(e) make or invest in Mortgage Loans, including construction loans, on any one Property, if the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans made by the Company, would exceed an amount equal to eighty-five percent (85.0%) of the appraised value of the Property as determined by an Independent Expert unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that such loans would in no event exceed the appraised value of the property at the date of the loans; provided that the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans of the Company, shall include all interest (excluding contingent participation in income or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5.0%) per annum of the principal balance of the loan; provided, further, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans;

(f) make or invest in any Mortgage Loans that are subordinate to any mortgage or equity interest of the Business Manager, the Sponsor, a Director or any Affiliates thereof;

(g) invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the investment as being fair, competitive and commercially reasonable; provided however that the requirements on this section shall not apply to the purchase by the Company of (i) its own securities pursuant to its SRP or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company; (ii) the securities of a publicly-traded entity (as defined in Section 7.7(d) hereof) made in accordance with Section 7.7(d); or (iii) the securities of a Real Estate Operating Company;

(h) invest in joint ventures with the Sponsor, the Business Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers;

(i) engage in any short sale of securities or borrow, on an unsecured basis, the borrowing will result in an Asset Coverage of less than three hundred percent (300.0%);

(j) invest in Real Estate Assets unless a majority of the Directors, including Independent Directors, approves the investment; provided that if the Company acquires a Property from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliates thereof, the provisions of Section 7.7 hereof also shall be applicable;

(k) invest in Junior Debt secured by a mortgage on real property that is subordinate to the lien of Senior Debt, except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed ninety percent (90.0%) of the appraised value of such Property at the time of the investment, if after giving effect thereto, the value of all investments of the Company in Junior Debt (as reflected on the books of the Company in accordance with GAAP, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25.0%) of the Company’s tangible assets; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that invests in Junior Debt. The value of any investments in Junior Debt not meeting the aforementioned requirements shall be limited to ten percent (10.0%) of the Company’s tangible assets (which would be included within the twenty-five percent (25.0%) limitation);

(l) engage in trading, as compared with investment, activities;

~~(m) engage in underwriting or the agency distribution of securities issued by others;~~

(m) ~~(n)~~ invest or acquire interests or securities in any entity or trust formed to complete any tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (or any successor statute), if the entity or trust was sponsored by Inland Real Estate Exchange Corporation or any of its Affiliates; and

(n) ~~(o)~~ acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for cash, which may be invested on a temporary basis in these entities.

ARTICLE X

STOCKHOLDERS

Section 10.1 Access to Corporate Documents and Records.

(a) The Company shall permit inspection of any of its corporate documents and records by a state securities administrator upon reasonable notice and during normal business hours.

(b) Any Stockholder and any designated representative thereof shall be permitted to inspect and obtain copies of any corporate documents. Any Stockholder may present to any officer of the Company or its resident agent a written request for a statement showing all Equity Stock and securities issued by the Company.

(c) Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs.

(d) Any person or group of persons who together are and for at least six months have been Stockholders of record of at least five percent (5.0%) of the Company’s outstanding Equity Stock of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books of account and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Stockholder List. As used in this Section 10.1, the term “Stockholder List” means an alphabetical list of names and addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.

(e) The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of its corporate documents and records pursuant to this Section 10.1. If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy any of the Company’s corporate documents and records, the Business Manager and the Directors shall be liable to any Stockholder for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the applicable corporate documents and records and for actual damages suffered by any Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the corporate documents and records is to secure the information for the purpose of selling the corporate documents and records or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company. The Company may require any Stockholder requesting to inspect or obtain copies of corporate documents and records pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided in this Section 10.1(e) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law.

~~Section 10.2 Reports and Meetings~~.

~~(a) Reports~~. ~~Each year the Company shall prepare an annual report of its operations and shall submit the annual report to each Stockholder at or before the annual meeting of the Stockholders within one hundred twenty (120) days after the end of the Company’s fiscal year. The report shall include: (i) audited income statements and balance sheets for the previous three and two years, respectively or, the period of time the Company has been operating if less, all prepared in accordance with the rules and regulations of the Securities and Exchange Commission governing the preparation of financial statements; (ii) if applicable, the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of fees paid to the Sponsor, the Business Manager, the Property Managers and any Affiliates thereof, including fees or charges paid to the Sponsor and its Affiliates by third parties doing business with the Company; (iv) the Total Operating Expenses stated as a percentage of Average Invested Assets and as a percentage of Net Income for the most recently completed fiscal year; (v) a report from the Independent Directors stating that the policies being followed by the Company are in the best interests of the Stockholders in the aggregate and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Sponsor, the Business Manager, the Property Managers, the Directors and any Affiliates thereof occurring in the most recently completed fiscal year~~.

~~(b) Location of Meetings~~. ~~Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.~~

~~(c) Annual Meetings; Special Meetings~~. ~~There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than thirty (30) days) following delivery of the annual report described in Section 10.2(a) hereof, but within six (6) months after the end of each fiscal year. The Directors, including the Independent Directors, shall take all reasonable steps to insure that the requirements of this Article X are satisfied. Special meetings of the Stockholders may be called by the chairman, the chief executive officer, the president, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than ten percent (10.0%) of the outstanding shares of Common Stock entitled to vote at such meeting. Upon receipt of such a written request, the secretary of the Company shall: (i) inform the Stockholders making the written request of the reasonably estimated cost of preparing and mailing a notice of such meeting; and (ii) upon payment of these costs to the Company by such Stockholders making the written request, notify each Stockholder entitled to notice of the meeting and the purpose of the meeting not less than fifteen (15) nor more than sixty (60) days prior to the date of such meeting~~.

~~(d) Except as provided in the last sentence of Section 10.2(c) hereof, notice of any annual or special meeting of Stockholders shall be given not less than ten (10) nor more than ninety (90) days before such meeting and shall state the purpose of the meeting and the matters to be acted upon~~.

ARTICLE XI

TENDER OFFERS

Section 11.1 ~~(e)~~ Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of a class of Equity Stock (the “Target Class”); provided, however, that, unless otherwise required by the Exchange Act or the rules and regulations promulgated under the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of ~~Equity Stock~~the Target Class and any shares of ~~Equity Stock~~the Target Class acquired in such tender offer (collectively, the “~~Tendered~~Offeror’s Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares of Equity Stock as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such ~~Tendered~~Offeror’s Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Article ~~X~~XI, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of ~~Tendered~~Offeror’s Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of ~~Tendered~~Offeror’s Shares pursuant to this Article ~~X~~XI. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Article ~~X~~XI shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange.

~~ARTICLE XI~~

~~ELECTION~~

~~Section 11.1 Business Combination Statute. Notwithstanding any other provision of these Articles, or any contrary provision of law, pursuant to the authority granted by Section 3-603(e)(1)(iii) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Business Combination Statute, found in Title 3, Subtitle 6 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time or any successor statute thereto) of the Company and The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.~~

~~Section 11.2 Control Share Acquisition Statute. Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-702(b) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Control Share Statute, found in Title 3, Subtitle 7 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to the acquisition of any Equity Stock of the Company by The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.~~

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~~Section 11.3 Unsolicited Takeovers Statute. Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-802(c) of the MGCL (as amended from time to time or any successor statute thereto), the Company shall not be subject to any of the provisions of the Unsolicited Takeovers Statute found in Title 3, Subtitle 8 of the MGCL (as amended from time to time or any successor statute thereto).~~

~~ARTICLE XII~~

~~ROLL-UPS~~

~~Section 12.1 Appraisal. In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.~~

~~The Company’s assets shall be appraised in a consistent manner. The appraisal shall:~~

~~(a) be based on an evaluation of all relevant information;~~

~~(b) indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up; and~~

~~(c) assume an orderly liquidation of the Company’s assets over a twelve (12) month period.~~

~~The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.~~

~~Section 12.2 Stockholder Options. Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or~~

~~(b) one of the following:~~

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~~(i) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed; or~~

~~(ii) receiving cash in an amount equal to the Stockholders’ pro rata share of the appraised value of the Net Assets of the Company.~~

~~Section 12.3 Restrictions. The Company may not participate in any proposed Roll-Up that would:~~

~~(a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;~~

~~(b) result in the Stockholders having voting rights that are less than those provided in these Articles;~~

~~(c) result in the Stockholders having greater liability than as provided in these Articles;~~

~~(d) result in the Stockholders having rights to receive reports that are less than those provided in these Articles;~~

~~(e) result in the Stockholders having access to records that are more limited than those provided in these Articles;~~

~~(f) include provisions that would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);~~

~~(g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;~~

~~(h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or~~

~~(i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the outstanding voting shares of Common Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up that would result in Stockholders having rights and restrictions comparable to those contained in this Article XII.~~

~~Approval of a majority of the outstanding voting shares of Common Stock is required for the Company to engage in any Roll-Up that is in conformity with this Article XII.~~

~~Section 12.4 General. The provisions of this Article XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.~~

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ARTICLE XII~~ARTICLE XIII~~

BUSINESS COMBINATIONS WITH BUSINESS MANAGER AND PROPERTY MANAGERS

Section 12.1 ~~Section 13.1~~ Business Combinations. The Company shall consider becoming a self-administered REIT once the Company’s assets and income are, in the view of the Board of Directors, of sufficient size such that internalizing the management functions performed by the Business Manager and the Property Managers is in the best interests of the Stockholders.

If the Board of Directors should make this determination in the future, the Company shall pay one-half of the costs, and the Business Manager and the Property Managers shall pay the other half, of an investment banking firm. This firm shall jointly advise the Company and the Sponsor on the value of the Business Manager and the Property Managers. After the investment banking firm completes its analyses, the Company shall require it to prepare a written report and make a formal presentation to the Board of Directors.

Following the presentation by the investment banking firm, the Board of Directors shall form a special committee comprised entirely of Independent Directors to consider a possible business combination with the Business Manager and the Property Managers. The Board of Directors shall, subject to applicable law, delegate all of its decision-making power and authority to the special committee with respect to these matters. The special committee also shall be authorized to retain its own financial advisors and legal counsel to, among other things, negotiate with representatives of the Business Manager and the Property Managers regarding a possible business combination.

Section 12.2 ~~Section 13.2~~ Conditions to Completion of Business Combination. Before the Company may complete any business combination with either the Business Manager or any of the Property Managers in accordance with this Article ~~XIII~~XII, the following two conditions shall be satisfied:

(a) the special committee formed in accordance with Section ~~13.1~~12.1 hereof receives an opinion from a recognized investment banking firm, separate and distinct from the firm jointly retained to provide a valuation analysis in accordance with Section ~~13.1~~12.1 hereof, concluding that the consideration to be paid to acquire the Business Manager or any Property Manager, as the case may be, is fair to the Stockholders from a financial point of view; and

(b) the holders of a majority of the votes cast at a meeting of the Stockholders called for such purpose (if a quorum is present at the meeting) approves the acquisition; provided that, for these purposes only, any shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates will be counted for purposes of determining the presence of quorum but will not, however, initially constitute a vote cast for purposes of determining the number of votes necessary to approve the acquisition. If the proposal receives the necessary votes to approve the acquisition, all shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates may then be voted in favor of the transaction.

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ARTICLE XIII~~ARTICLE XIV~~

AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 13.1 ~~Section 14.1~~ General. The Company reserves the right, from time to time, to supplement, amend or restate these Articles, now or hereafter authorized by law, including any supplement, amendment or restatement altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all supplements, amendments or restatements thereto.

Section 13.2 ~~Section 14.2 Stockholders’ Approval. Subject to: (a) the restrictions on Roll-Ups described in Article XII hereof so long as applicable; (b) the limitations described in Article VIII hereof; (c) the provisions of Article XIII; and (d) Section 14.3 hereof, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Common Stock: (i) supplement, amend or restate these Articles; (ii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; (iii) cause a merger, consolidation or share exchange of the Company except that where the merger is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Board of Directors unless a party to the merger is an affiliate of the Sponsor; or (iv) dissolve or liquidate the Company. For purposes of these Articles, a sale of two-thirds or more of the Company’s assets, based on number or fair market value, shall constitute a sale of “substantially all of the Company’s assets.”~~Stockholders’ Approval. Subject to (a) the limitations described in Article VIII hereof and (b) the provisions of Article XII and notwithstanding any other provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

~~Section 14.3 By Stockholders. Notwithstanding any provision of law permitting or requiring action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Common Stock may, at a duly called meeting of such holders and without the necessity for concurrence by the Directors, vote to: (i) supplement, amend or restate these Articles; or (ii) dissolve or liquidate the Company. Any action permitted or required to be taken at a meeting of Stockholders may also be taken by written consent of the requisite holders. In the event that the holders of the then outstanding voting shares of Common Stock direct the amendment of these Articles or the dissolution or liquidation of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is reasonably necessary to accomplish such supplement, amendment, restatement, dissolution or liquidation.~~

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ARTICLE XIV~~ARTICLE XV~~

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 14.1 ~~Section 15.1~~ Limitation of Stockholder Liability. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

Section 14.2 ~~Section 15.2~~ Limitation of Director and Officer Liability. Except as otherwise limited in this Section ~~15.2~~,13.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation. Notwithstanding the foregoing, no Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company unless: (i) the Director of officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director of officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders. Neither the amendment nor repeal of this Section ~~15.2~~,14.2, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section ~~15.2~~,14.2, shall apply to or affect, in any respect, the applicability of this Section ~~15.2~~14.2 with respect to any act or failure to act that occurred prior to amendment, repeal or adoption. In addition to the foregoing, the Company shall not enter into a contract or agreement with the Business Manager or any of its Affiliates that includes provisions holding the Business Manager or its Affiliate, as the case may be, harmless from loss or liability unless, at a minimum, the requirements of clauses (i), (ii), (iii) and (iv) of this Section ~~15.2~~14.2 (with any necessary conforming changes) are included in the contract or agreement and are required to be satisfied. Notwithstanding the immediately foregoing sentence, the inclusion of the requirements of clauses (i), (ii), (iii) and (iv) of this Section ~~15.2~~14.2 in any contract or agreement between the Company and the Business Manager or its Affiliates shall not be read to limit any loss or liability that the Business Manager or its Affiliate, as the case may be, may otherwise have at law or in equity.

Section 14.3 ~~Section 15.3~~ Indemnification.

(a) Subject to paragraphs (b), (c) and (d) of this Section ~~15.3~~,14.3, the Company shall indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company including the Business Manager or the Property Managers and each of their Affiliates (each an “Indemnified Party”) from and against any liability or loss to which the Indemnified Party may become subject or which the Indemnified Party may incur by reason of his, her or its service as a Director, officer, employee or agent of the Company, the Business Manager, the Property Managers and their respective Affiliates.

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(b) The Company shall not indemnify an Indemnified Party unless: (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors); and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders.

(c) Notwithstanding anything to the contrary in Section ~~15.3~~14.3(b) hereof, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Business Manager or any Property Manager or their Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Person; (ii) the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Person; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(d) The Company shall advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the MGCL, and only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Person, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and (iii) the Indemnified Party receiving advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

(e) The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance that insures any Person against liability or loss for which he, she or it could not be indemnified under these Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.

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~~ARTICLE XVI~~

~~MISCELLANEOUS~~

~~Section 16.1 The rights of all parties and the validity, construction and effect of every provision of these Articles shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines shall control to the extent that the relevant provision of the MGCL is not mandatory, except that Section 14.2 of the Articles shall govern Stockholder approval of all matters set forth therein, notwithstanding any contrary provision of the MGCL. Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the Board of Directors; provided, however, that any determination by the Board of Directors shall not affect or impair any of the remaining provisions of these Articles or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination. The provisions of this Section 16.1 shall cease to have any effect on the earlier of the date upon which (i) the Company shall have a class of security that is a “covered security,” as defined in the Securities Act of 1933, as amended or (ii) the Company is no longer subject to the NASAA REIT Guidelines. As used in this Section 16.1, “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on September 29, 1993, and in effect on the date of this amendment.~~

THIRD: The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Company as required by law.

FOURTH: The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent ~~is~~are set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the ~~articles of incorporation~~charter.

SEVENTH: The undersigned President of Inland American Real Estate Trust, Inc. acknowledges these ~~Sixth~~Seventh Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Company has caused these ~~Sixth~~ Seventh Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~24th~~ [     ] day of ~~August, 2010.~~[     ], 2013.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	~~/s/ Brenda G. Gujral~~

Name:	~~Brenda G~~Thomas P. ~~Gujral~~McGuinness

Title:	President

ATTEST: INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	~~/s/ Scott W. Wilton~~

Name:	Scott W. Wilton

Title:	Secretary

Exhibit B-I: Proposed Self-Management Charter

EIGHTH ARTICLES OF AMENDMENT AND RESTATEMENT

INLAND AMERICAN REAL ESTATE TRUST, INC.

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST: The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

SECOND: The following provisions set forth in these Eighth Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Inland American Real Estate Trust, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “Inland American Real Estate Trust, Inc.” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201. The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV

DEFINITIONS

For the purposes of these Articles (as defined below) the following terms shall have the following meanings:

“Affiliate” means, with respect to any other Person: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Articles” means the charter of the Company.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Director(s)” means the members of the Board of Directors (including Independent Directors).

“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“Independent Director(s)” means the Directors who qualify as “independent directors” pursuant to the provisions of the New York Stock Exchange Listed Company Manual in effect from time to time.

“MGCL” means the Maryland General Corporation Law, as amended from time to time, or any successor statute.

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“Person” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Property” or “Properties” means interests in (i) Real Property or (ii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

“Real Property” means land, rights or interests in land (including but not limited to leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interests in land.

“REIT” means a “real estate investment trust” as defined by the Code.

“Stockholders” means holders of shares of Equity Stock.

ARTICLE V

STOCK

Section 5.1 Authorized Stock. The total number of shares of stock that the Company has authority to issue is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $1,500,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 5.1. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Stockholders, may amend the Articles from time to time to increase or decrease the aggregate number of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

Section 5.2 Common Stock. Subject to the provisions of Article VII and except as otherwise provided in these Articles, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of the holders of Common Stock. Shares of Common Stock do not have cumulative voting rights. The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Equity Stock.

Section 5.3 Preferred Stock. The Board of Directors may classify or reclassify any unissued shares of Preferred Stock from time to time, into one or more classes or series of Equity Stock.

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Section 5.4 Classified or Reclassified Shares of Preferred Stock. Prior to issuing classified or reclassified shares of any class or series of Preferred Stock, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of Preferred Stock; (ii) specify the number of shares to be included in the class or series of Preferred Stock; (iii) subject to the provisions of Article VII, and as to any class or series of Preferred Stock of the Company outstanding at the time, subject to the express terms of that class or series of Preferred Stock, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for each class or series of Preferred Stock; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Preferred Stock set or changed pursuant to clause (iii) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Articles (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of class or series of Preferred Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.5 No Issuance of Share Certificates. Except to the extent expressly authorized by the Board of Directors, the Company shall not issue share certificates. A Stockholder’s investment shall be recorded on the books and records of the Company. To transfer shares of Equity Stock, a Stockholder shall submit an executed assignment form to the Company, which form shall be provided by the Company or transfer agent upon request. Upon issuance or transfer of shares of Equity Stock, the Company will provide the Stockholder with a statement containing information substantially similar to that which would appear in the legend pursuant to Section 7.2(h) hereof concerning his or her rights with regard to such shares of Equity Stock and any other information required by the Bylaws, the MGCL or other applicable law.

Section 5.6 Fractional Shares of Equity Stock. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fractional interest by rounding up to a full share of Equity Stock, arrange for the disposition of a fractional interest by the Person entitled to it, or pay cash for the fair value of a fractional share of Equity Stock determined as of the time when the Person entitled to receive it is determined.

Section 5.7 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.4 hereof or as may otherwise be provided by contract approved by the Board of Directors, no Stockholder of the Company shall, solely in the capacity of a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.8 Articles and Bylaws. The rights of Stockholders and the terms of all shares of Equity Stock shall be subject to the provisions of these Articles and the Bylaws, each as may be supplemented, amended or restated from time to time.

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Section 5.9 Rights of Objecting Stockholders. Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL.

ARTICLE VI

BOARD OF DIRECTORS

Section 6.1 Number and Classification. The number of Directors shall be set by or determined pursuant to the Bylaws but shall never be less than the minimum required by the MGCL. A majority of the Board of Directors shall be comprised of Independent Directors. The Directors may establish any committees as they deem appropriate.

The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

J. Michael Borden
Thomas F. Glavin
Brenda G. Gujral
Thomas F. Meagher
Robert D. Parks
Paula Saban
William J. Wierzbicki

Section 6.2 Resignation, Removal or Death. A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Company or any later date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause and without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors.

Section 6.3 Duties and Powers.

(a) General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by these Articles or the Bylaws. These Articles and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.

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(b) REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify as a REIT under the Code. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are advisable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interest of the Company to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code or any successor section. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

(c) Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth in these Articles or the Bylaws.

(d) Distributions. The Company may pay Distributions to its Stockholders, including in shares of Equity Stock of one class payable to holders of shares of Equity Stock of another class, as authorized from time to time by the Board of Directors and declared by the Company. The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e) Reserved Powers of Board of Directors. The Board of Directors, without any action by any Stockholder of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of the Bylaws and to make new Bylaws.

Section 6.4 Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with Maryland law.

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Section 6.5 Determinations By Board of Directors. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of these Articles (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock) or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or of any Equity Stock; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any assets by the Company; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any Person; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles, the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Definitions. For the purpose of this Article VII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Equity Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2(g) hereof. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code; provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Article VII requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding, but Option Shares Beneficially Owned by other Persons shall not be deemed to be outstanding. The terms “Beneficial Owner”, “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

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“Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section 7.3(e) hereof; provided that each organization must be described in Section 501(c)(3) of the Code and contributions to each organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“Common Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2(g) hereof. The number and value of outstanding shares of Common Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code provided, however, that in determining the number of shares Constructively Owned by a Person, no share shall be counted more than once. Whenever a Person Constructively Owns Option Shares, then, whenever this Article VII requires a determination of the percentage of outstanding shares of a class of Equity Stock Constructively Owned by such Person, the Option Shares Constructively Owned by such Person shall also be deemed to be outstanding, but Option Shares Constructively Owned by other Persons shall not be deemed to be outstanding. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a holder of shares of Equity Stock for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 7.2(f) hereof.

“Excepted Holder Limit” means, provided that the affected holder of Equity Stock agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2(f) hereof, the percentage limit established by the Board of Directors pursuant to Section 7.2(f) hereof, subject to adjustment pursuant to Section 7.2(g) hereof.

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“Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“Non-Transfer Event” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“NYSE” means the New York Stock Exchange.

“Ownership Limit” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 7.2(g) hereof.

“Person” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined in Section 7.2(a)(ii) hereof, the purported beneficial transferee (determined under the principles of Section 856(a)(5) of the Code) for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 7.2(a)(i) hereof.

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“Purported Record Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined below in Section 7.2(a)(ii) hereof, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Transfer had been valid under Section 7.2(a)(i) hereof.

“Restriction Termination Date” means the first day on which the Board of Directors determines, pursuant to Section 6.3(b) hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VII are no longer required for the Company to qualify as a REIT.

“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire, Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of, or any agreement to acquire Equity Stock or the right to vote or receive dividends or other Distributions on, Equity Stock, including, without limitation, (i) the issuance and transfer to holders of shares or interests of another entity that is merged with the Company of shares of Equity Stock as a result of such merger, (ii) a change in the capital structure of the Company, (iii) a change in the relationship between two or more Persons which causes a change in ownership of shares of Equity Stock by application of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, (iv) the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire shares of Equity Stock, (v) any disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock or any interest in shares of Equity Stock or any exercise of any such conversion or exchange right, (vi) Transfers of interests in other entities that result in changes in Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of Equity Stock, and (vii) any change in the value of one class or series of shares of Equity Stock relative to the value of any other class or series of shares of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned, Beneficially Owned or beneficially owned (determined under the principles of Section 856(a)(5) of the Code) and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have correlative meanings.

“Trust” means any separate trust created and administered in accordance with the terms of Section 7.3 hereof for the exclusive benefit of any Beneficiary.

“Trustee” means the Person unaffiliated with both the Company and any Prohibited Owner that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

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Section 7.2 Equity Stock.

(a) Ownership Limitations. Prior to the Restriction Termination Date:

(i) Basic Restrictions. (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year); (C) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would result in the Company failing to qualify as a REIT; (D) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code); and (E) any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than one hundred (100) persons (determined under principles applicable to Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(ii) Transfer in Trust. If any Transfer of shares of Equity Stock or Non-Transfer Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 7.2(a)(i)(A), (B), (C) or (D) hereof, then (A) that number of shares of Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) hereof (rounded up to the next whole share) (such shares the “Excess Stock”) shall be automatically transferred to a Trust for the benefit of a Beneficiary, as described in Section 7.3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A), (B), (C) or (D) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock; or (C) if the transfer to the Trust described in subclause (A) of this sentence as a result of a Non-Transfer Event would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A), (B), (C) or (D) hereof, then the Non-Transfer Event that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock. To the extent that, upon a transfer of shares pursuant to this Section 7.2(a)(ii), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

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(b) Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board of Directors) shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Section 7.2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section 7.2(a) hereof (whether or not such violation is intended), the Board of Directors or its designee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event, including, without limitation, causing the Company to redeem shares of Equity Stock, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or Non-Transfer Event that results in violation of Section 7.2(a) hereof shall automatically result in the transfer to the Trust described therein, and, where applicable, such Transfer (or Non-Transfer Event) shall be void ab initio as provided in Section 7.2(a) hereof irrespective of any action (or non-action) by the Board of Directors or its designee.

(c) Owners Required to Provide Information. Prior to the Restriction Termination Date:

(i) every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status or qualification as a REIT and to ensure compliance with the Ownership Limits and the other restrictions set forth herein;

(ii) each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company any information as the Company may request, in good faith, in order to determine the Company’s status or qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance; and

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(iii) any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section 7.2(a)(i), or any Person who held or would have owned shares of Equity Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 7.2(a)(ii), shall (A) immediately give written notice to the Company of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company and (B) shall provide to the Company any other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status or qualification as a REIT.

(d) Remedies Not Limited. Nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status or qualification as a REIT.

(e) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, or any definition contained in this Article VII, the Board of Directors shall have the power to determine the application of the provisions of this Article VII or any such definition with respect to any situation based on the facts known to the Board of Directors. In the event any section of this Article VII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f) Exceptions.

(i) Subject to Section 7.2(a)(i)(B), (C) and (D) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from one or both of the Ownership Limits, and may establish or increase an Excepted Holder Limit for such Person if: (i) the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Section 7.2(a)(i)(B), (C) and (D) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant, and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section 7.2(a)(ii) and Section 7.3 hereof.

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(ii) Prior to granting any exception pursuant to Section 7.2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status or qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception or waiver establishing or increasing an Excepted Holder Limit.

(iii) Subject to Section 7.2(a)(i)(B), (C) and (D) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to enable the person to act as an underwriter in connection with the public offering or private placement.

(iv) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, as applicable.

(g) Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Section 7.2(a)(i)(B), (C) and (D) hereof, the Board of Directors may from time to time increase one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons (or all Persons); provided, however, that any decreased Ownership Limit will not be effective for any Person whose percentage ownership in shares of Equity Stock is in excess of such decreased Ownership Limit until such time as such Person’s percentage of shares of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Equity Stock in excess of such percentage ownership of shares of Equity Stock will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Equity Stock or otherwise result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

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(h) Legend. Except as otherwise provided in these Articles or the Bylaws, nothing in this Section 7.2(h) shall be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the classes or series of Equity Stock of the Company without certificates. Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a holder of Equity Stock on request and without charge.

Section 7.3 Transfer of Equity Stock in Trust.

(a) Trust for Excess Stock. Upon any purported Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 7.2(a) hereof, such Excess Stock shall be deemed to have been transferred to the Trustee, as trustee of a Trust for the benefit of one or more Beneficiaries. Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in the Transfer to the Trust pursuant to Section 7.2(a) hereof. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except as provided in Section 7.3(c) or (d) hereof. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 7.3(c) or (d) hereof. Each Beneficiary shall be designated by the Company as provided in Section 7.3(e) hereof.

(b) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Excess Stock, which rights shall be exercised for the exclusive benefit of the Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Beneficiary. The Purported Record Transferee shall have no voting rights with respect to Excess Stock and, subject to Maryland law, effective as of the date that shares of Equity Stock have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee and (ii) to resubmit a proxy or recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Company has received notification that shares of Equity Stock have been Transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

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(c) Sale of Excess Stock by Trustee. Within 20 days of receiving notice from the Company that shares of Equity Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2(a) hereof. Upon such sale, the interest of the Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee or Purported Beneficial Transferee, as applicable, and to the Beneficiary as provided in this Section 7.3(c). The Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall receive the lesser of (i) the price paid by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, for the shares or, if the Purported Beneficial Transferee or Purported Record Transferee, as applicable, did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (ii) the sale proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 7.3(b) hereof. Any net sales proceeds in excess of the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall be immediately paid to the Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee, such shares are sold by a Purported Beneficial Transferee or Purported Record Transferee, as applicable, then (x) such shares shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Beneficial Transferee or Purported Record Transferee, as applicable, received an amount for such shares that exceeds the amount that such Purported Beneficial Transferee or Purported Record Transferee, as applicable, was entitled to receive pursuant to this Section 7.3(c), such excess shall be paid to the Trustee upon demand.

(d) Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the Excess Stock pursuant to Section 7.3(c) hereof. Upon such a sale to the Company, the interest of the Beneficiary in the Excess Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Beneficial Transferee or Purported Record Transferee, as applicable. The Company may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 7.3(b) hereof. The Company shall pay the amount of such reduction to the Trustee for the benefit of the Beneficiary.

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(e) Designation of Charitable Beneficiaries. The Company shall designate one or more nonprofit organizations to be the Beneficiary of the interest in the Trust such that (i) Excess Stock held in the Trust would not violate the restrictions set forth in Section 7.2(a) hereof in the hands of such Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than (vii) or (viii) thereof), 2055 and 2522 of the Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 7.3(a) hereof shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment. The designation of a nonprofit organization as a Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article VII shall be binding on each Beneficiary.

Section 7.4 Settlement. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.7 Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

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ARTICLE VIII

TENDER OFFERS

Section 8.1 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of a class of Equity Stock (the “Target Class”); provided, however, that, unless otherwise required by the Exchange Act or the rules and regulations promulgated under the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of the Target Class and any shares of the Target Class acquired in such tender offer (collectively, the “Offeror’s Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares of Equity Stock as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Offeror’s Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Article VIII, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of the Offeror’s Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of the Offeror’s Shares pursuant to this Article VIII. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Article VIII shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange

ARTICLE IX

AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 9.1 General. The Company reserves the right, from time to time, to supplement, amend or restate these Articles, now or hereafter authorized by law, including any supplement, amendment or restatement altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all supplements, amendments or restatements thereto.

Section 9.2 Stockholders’ Approval. Subject to the limitations described in Article VII hereof and notwithstanding any other provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

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ARTICLE X

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1 Limitation of Stockholder Liability. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

Section 10.2 Limitation of Director and Officer Liability. No Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the maximum extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation. Neither the amendment nor repeal of this Article X, nor the adoption or amendment of any other provision of these Articles or of the Bylaws inconsistent with this Article X, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 10.3 Indemnification.

(a) To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each an “Indemnified Party”). The rights to indemnification and advance of expenses provided by these Articles shall vest immediately upon election of a Director or officer. The Company may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment or reimbursement of expenses provided in these Articles shall not be deemed exclusive of or limit in any way other rights to which any Indemnified Party may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

(b) The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.

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THIRD: The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the Stockholders as required by law.

FOURTH: The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent are set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President of Inland American Real Estate Trust, Inc. acknowledges these Eighth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, the Company has caused these Eighth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this [    ] day of [            ], 2013.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:

Name:	Thomas P. McGuinness

Title:	President

ATTEST: INLAND AMERICAN REAL ESTATE TRUST, INC.

By:

Name:	Scott W. Wilton

Title:	Secretary

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Exhibit B-II:

Proposed Self-Management Charter

Marked To Show Changes Against Our Current Charter

~~SIXTH~~ EIGHTH ARTICLES OF AMENDMENT AND RESTATEMENT

INLAND AMERICAN REAL ESTATE TRUST, INC.

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST: The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

SECOND: The following provisions set forth in these ~~Sixth~~ Eighth Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Inland American Real Estate Trust, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “Inland American Real Estate Trust, Inc.” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201. The Company reserves the right to change its principal office and resident agent at any time.

ARTICLE IV

DEFINITIONS

For the purposes of these Articles (as defined below) the following terms shall have the following meanings:

~~“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.~~

~~“Acquisition Fees” means the total of all fees and commissions, excluding Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to the Company, the Business Manager or any Affiliate of either) in connection with an investment in Real Estate Assets or purchasing, developing or constructing a Property by the Company. For these purposes, the fees or commissions shall include any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fee, including points, or any fee of a similar nature, however designated, except for Development Fees and Construction Fees paid to any Person not Affiliated with the Sponsor or Business Manager in connection with the actual development and construction of a project, or fees in connection with temporary short-term investments acquired for purposes of cash management.~~

“Affiliate” means, with respect to any other Person: (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

~~“Aggregate Debt Service” means, for any period, the aggregate amount of interest expense, principal amortization and other charges payable with respect to the Company’s outstanding borrowings and indebtedness, whether secured or unsecured, including all Loans, Senior Debt and Junior Debt.~~ “Articles” means the charter of the Company.

~~“Articles” means these Sixth Articles of Amendment and Restatement.~~

~~“Asset Coverage” means the ratio equal to the value of total assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, divided by the aggregate amount of all unsecured borrowings of the Company.~~

~~“Average Invested Assets” means, for any period, the average of the aggregate book value of the Company’s assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by Real Estate Assets, including amounts invested in Real Estate Operating Companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant period. For purposes of calculating the Business Management Fee, Average Invested Assets will mean the average of the assets identified in the immediately preceding sentence as of the last day of the immediately preceding quarter for which the Business Management Fee is calculated.~~

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“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

~~“Business Management Agreement” means that agreement entered into by and between the Company and the Business Manager.~~

~~“Business Management Fee” means the fee payable to the Business Manager pursuant to the Business Management Agreement.~~

~~“Business Manager” means Inland American Business Manager & Advisor, Inc., an Illinois corporation, or it successors and assigns.~~

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

~~“Cash Flow” means, with respect to any period: (i) all cash receipts derived from investments in Real Estate Assets made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization; less (iii) cash receipts used to pay operating expenses (including the Business Management Fee), calculated in accordance with GAAP.~~

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

~~“Competitive Real Estate Commission” means the real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of such Property.~~

~~“Construction Fee” means a fee or other remuneration for acting as general contractor or construction manager to construct improvements, supervise and coordinate projects on, or to provide major repairs to, or rehabilitation of, a Property.~~

~~“Contract Price” means the aggregate amount actually paid or allocated to the purchase, development, construction or improvement of a Real Estate Asset excluding Acquisition Fees and Acquisition Expenses.~~

~~“Dealer Manager” means Inland Securities Corporation, a Delaware corporation.~~

~~“Debt Service Coverage” means the ratio equal to annualized Net Income for the latest quarterly period divided by Aggregate Debt Service.~~

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~~“Development Fee” means a fee paid to the Company for services rendered in connection with the development of a Property, including negotiating and approving plans and assisting in obtaining zoning, variances and financing for such Property.~~

“Director(s)” means the members of the Board of Directors (including Independent Directors).

“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

~~“GAAP” means United States generally accepted accounting principles as~~

“Independent Director(s)” means the Directors who qualify as “independent directors” pursuant to the provisions of the New York Stock Exchange Listed Company Manual in effect from time to time~~, applied on a consistent basis.~~

~~“Independent Director(s)” means the Directors who: (i) are not associated and have not been associated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, the Sponsor, the Business Manager or any of their Affiliates; (ii) do not serve as directors for another REIT originated by the Sponsor or advised by the Business Manager or any of its Affiliates; and (iii) perform no other services for the Company, except as Directors. For purposes of this definition, an indirect affiliation shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Business Manager and their Affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective Independent Director’s: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.~~

~~“Independent Expert” means a Person with no material current or prior business or personal relationship with the Business Manager or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type proposed to be acquired by the Company.~~

~~“Initial Investment” means the purchase of 20,000 shares of Common Stock by the Sponsor for an aggregate price of $200,000 in connection with the formation of the Company. The Sponsor or any Affiliate thereof may not sell the Initial Investment while the Sponsor remains a Sponsor but may transfer all or a portion of the Initial Investment to any of its Affiliates.~~

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~~“Invested Capital” means the original issue price paid for the shares of Common Stock reduced by prior distributions from the sale or financing of the Company’s Properties.~~

~~“Junior Debt” means indebtedness that is subordinate to Senior Debt.~~

~~“Loans” means debt financing evidenced by bonds, notes, debentures or similar instruments or letters of credit, including Mortgage Loans.~~

~~“Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.~~ .

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“MGCL” means the Maryland General Corporation Law, as amended from time to time, or any successor statute.

~~“Mortgage Loans” means notes or other evidences of indebtedness or obligations that are secured or collateralized, directly or indirectly, by Real Property or interests in Real Property.~~

~~“Net Assets” or “Net Asset Value” means the aggregate amount of total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly in accordance with GAAP.~~

~~“Net Income” means, for any period, the aggregate amount of total revenues applicable to such period less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves all calculated in accordance with GAAP; provided, however, that Net Income shall not include any gain recognized upon the sale of the Company’s assets.~~

~~“Organization and Offering Expenses” means all expenses incurred by, and to be paid from the assets of, the Company in connection with and in preparing the Company for registration and offering shares of Equity Stock to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.~~

~~“Permitted Investment” means any investment that the Company may acquire pursuant to these Articles or the Bylaws, including any investment in collateralized mortgage-backed securities and any investment or purchase of interests in a Real Estate Operating Company or other entity owning Properties or Loans.~~

“Person” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Property” or “Properties” means interests in (i) Real Property or (ii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

~~“Property Manager” means any of Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC or Inland American Apartment Management LLC, each a Delaware limited liability company, or any of their successors or assigns.~~

~~“Real Estate Assets” means any and all investments in Properties, Loans and other Permitted Investments (including all rents, income profits and gains therefrom), whether real, personal or otherwise, tangible or intangible, that are transferred or conveyed to, or owned or held by, or for the account of, the Company or any of its subsidiaries.~~

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~~“Real Estate Operating Company” means (i) any entity that has equity securities registered under Section 12(b) or 12(g) of the Exchange Act; (ii) any entity that files periodic reports under Sections 13 or 15(d) of the Exchange Act; or (iii) any entity that, either itself or through its subsidiaries:~~

~~(a) owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;~~

~~(b) has a policy or purpose of reinvesting sale, financing or refinancing proceeds or cash from operations;~~

~~(c) has its own directors, managers or managing general partners, as applicable; and~~

~~(d) either: (1) has its own officers and employees that, on a daily basis, actively operate the entity and its subsidiaries and businesses; or (2) has retained the services of an affiliate or sponsor of, or advisor to, the entity to, on a daily basis, actively operate the entity and its subsidiaries and businesses.~~

“Real Property” means land, rights or interests in land (including but not limited to leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interests in land.

“REIT” means a “real estate investment trust” as defined by the Code.

~~“Roll-Up” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company, but not including:~~

~~(a) a transaction involving securities of an entity that have been, for at least twelve (12) months, listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or~~

~~(b) a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)~~	~~Stockholders’ voting rights;~~

~~(ii)~~	~~the term and existence of the Company;~~

~~(iii)~~	~~compensation payable to the Sponsor or Business Manager; or~~

~~(iv)~~	~~the Company’s investment objectives.~~

~~“Roll-Up Entity” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.~~

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~~“Senior Debt” means indebtedness to which Junior Debt is subordinate.~~

~~“Sponsor” means Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent property manager of the Company’s assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation only for professional services. A Person may be deemed a Sponsor of the Company by:~~

~~(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;~~

~~(b) receiving a material participation in the Company in connection with founding or organizing the business of the Company;~~

~~(c) having a substantial number of relationships and contacts with the Company;~~

~~(d) possessing significant rights to control any of the Properties;~~

~~(e) receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or~~

~~(f) providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.~~

“Stockholders” means holders of shares of Equity Stock.

~~“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including any fees paid to the Business Manager, but excluding:~~

~~(a) the expenses of raising capital, such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of the Equity Stock;~~

~~(b) property expenses;~~

~~(c) interest payments;~~

~~(d) taxes;~~

~~(e) non-cash charges such as depreciation, amortization and bad debt reserves;~~

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~~(f) incentive fees payable to the Business Manager; and~~

~~(g) Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of Property).~~

ARTICLE V

STOCK

Section 5.1 Authorized Stock. The total number of shares of stock that the Company has authority to issue is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $1,500,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 5.1. The Board of Directors, with the approval of a majority of the entire Board of Directors and without any action by the Stockholders, may amend the Articles from time to time to increase or decrease the aggregate number of shares of Equity Stock or the number of shares of Equity Stock of any class or series that the Company has authority to issue.

~~Section 5.2 Liquidation. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after paying, or making adequate provision for, all known debts and liabilities of the Company.~~

~~Section 5.3 Common Stock.~~

Section 5.2~~(a)~~ Common Stock. Subject to the provisions of Article ~~VIII~~ VII and except as otherwise provided in these Articles, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of ~~Stockholders~~ the holders of Common Stock. Shares of Common Stock do not have cumulative voting rights.

~~(b) A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. A quorum shall be fifty percent (50.0%) of the then outstanding shares of Common Stock.~~

~~(c) Except as provided in Section 13.2(b) hereof, with respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the Directors or any of their Affiliates, neither the Business Manager, the Sponsor, the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the Directors or any Affiliate or any transaction between the Company and any of them.~~ The Board of Directors may classify or reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Equity Stock.

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Section 5.3 ~~Section 5.4~~ Preferred Stock. ~~Subject to Section 7.8 hereof, the~~ The Board of Directors may classify or reclassify any unissued shares of Preferred Stock from time to time, ~~in~~ into one or more classes or series of ~~Preferred Stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Preferred Stock. Notwithstanding anything to the contrary in this Section 5.4, the voting rights of any Preferred Stock (other than publicly held Preferred Stock) sold in a private offering shall not exceed voting rights that bear the same relationship to the voting rights of the publicly held Common Stock as the consideration paid to the Company for each privately offered share of Preferred Stock bears to the book value of each outstanding share of publicly held Common Stock.~~ Equity Stock.

Section 5.4 ~~Section 5.5~~ Classified or Reclassified Shares of Preferred Stock. ~~Subject to Section 7.8 hereof, prior~~ Prior to issuing classified or reclassified shares of any class or series of Preferred Stock, the Board of Directors by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of Preferred Stock; (ii) specify the number of shares to be included in the class or series of Preferred Stock; (iii) subject to the provisions of Article ~~VIII~~ VII, and ~~subject~~ as to ~~the express terms of~~ any class or series of ~~Equity~~ Preferred Stock of the Company outstanding at the time, subject to the express terms of that class or series of Preferred Stock, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for each class or series of Preferred Stock; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Preferred Stock set or changed pursuant to clause (iii) of this Section ~~5.5~~ 5.4 may be made dependent upon facts or events ascertainable outside the Articles (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of class or series of Preferred Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

~~Section 5.6 General Nature of Equity Stock. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles. The Stockholders shall have no interest in any Real Estate Assets and shall have no right to compel any partition, division, dividend or distribution of the Company or any Real Estate Assets.~~

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Section 5.5 ~~Section 5.7~~ No Issuance of Share Certificates. Except to the extent expressly authorized by the Board of Directors, the Company shall not issue share certificates. A Stockholder’s investment shall be recorded on the books and records of the Company. To transfer shares of Equity Stock, a Stockholder shall submit an executed assignment form to the Company, which form shall be provided by the Company or transfer agent upon request. Upon issuance or transfer of shares of Equity Stock, the Company will provide the Stockholder with a statement containing information substantially similar to that ~~contained~~ which would appear in the legend ~~set forth in~~ pursuant to Section ~~8.2~~ 7.2(h) hereof concerning his or her rights with regard to such shares of Equity Stock and any other information required by the Bylaws, the MGCL or other applicable law.

Section 5.6 ~~Section 5.8~~ Fractional Shares of Equity Stock. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fractional interest by rounding up ~~or down~~ to a full share of Equity Stock, arrange for the disposition of a fractional interest by the Person entitled to it, or pay cash for the fair value of a fractional share of Equity Stock determined as of the time when the Person entitled to receive it is determined.

Section 5.7 ~~Section 5.9~~ Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section ~~5.5 hereof~~ 5.4 hereof or as may otherwise be provided by contract approved by the Board of Directors, no Stockholder of the Company shall, solely in the capacity of a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.8 ~~Section 5.10~~ Articles and Bylaws. ~~All persons acquiring~~ The rights of Stockholders and the terms of all shares of Equity Stock shall be subject to the provisions of these Articles and the Bylaws, each as may be supplemented, amended or restated from time to time.

~~Section 5.11 Terms and Conditions of Securities. The Company shall not issue:~~

~~(a) Common Stock that is non-voting or assessable;~~

~~(b) Warrants, options or similar evidences of a right to buy shares of Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan adopted by the Company;~~

~~(c) Common Stock that is redeemable;~~

~~(d) Debt securities unless the Debt Service Coverage, on a pro forma basis after giving effect to the issuance of the debt securities, calculated as of the end of the Company’s most recently completed fiscal quarter or such shorter period if the Company has not yet completed its first fiscal quarter, is equal to or greater than 1.0;~~

~~(e) Options or warrants to purchase shares of Equity Stock to the Sponsor, the Business Manager, any Directors or their Affiliates except on the same terms as sold to the general public (excluding for these purposes underwriting fees, commissions and discounts); provided that the Company may issue options or warrants to Persons not Affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors have a market value not less than the value of such option or warrant on the date of grant; provided, further, that options or warrants issuable to the Sponsor, the Business Manager, any Directors or their Affiliates shall not exceed an amount equal to ten percent (10.0%) of the outstanding shares of Equity Stock on the date of grant of any options or warrants; or~~

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~~(f) Shares of Equity Stock on a deferred payment basis or similar arrangement.~~

Section 5.9 ~~Section 5.12~~ Rights of Objecting Stockholders. Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL.

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ARTICLE VI

BOARD OF DIRECTORS

Section 6.1 Number and Classification. The number of Directors shall be ~~eight (8), which number may be increased or decreased~~ set by or determined pursuant to the Bylaws~~; provided, however that the number of Directors~~ but shall never be less than ~~three (3) nor more than eleven (11)~~ the minimum required by the MGCL. A majority of the Board of Directors shall be comprised of Independent Directors. ~~Independent Directors shall nominate replacements for vacancies among the Independent Directors.~~ The Directors may establish any committees as they deem appropriate~~; provided that the majority of the members of each committee are Independent Directors. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.~~ .

The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:

~~Brenda Gujral~~
~~Robert D. Parks~~
J. Michael Borden ~~(Independent Director)~~
Thomas F. Glavin ~~(Independent Director)~~
~~David Mahon (Independent Director)~~ Brenda G. Gujral
Thomas F. Meagher ~~(Independent Director)~~
Robert D. Parks
Paula Saban ~~(Independent Director)~~
William J. Wierzbicki ~~(Independent Director)~~

~~Section 6.2 Election and Term. Each Director (other than a Director elected to fill the unexpired term of another Director) elected by the vote of the Stockholders shall hold office until his or her successor is elected and qualifies.~~

Section 6.2 ~~Section 6.3~~ Resignation, Removal or Death. A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Company or any later date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause and without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors. ~~For purposes of this Section 6.3, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that the Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.~~

~~Section 6.4 Service as Nominee. Legal title to any Real Estate Asset shall be vested in the Company or any of its Affiliates, but the Company may cause legal title to any such Real Estate Asset to be held by or in the name of any or all of the Directors or any other person as nominee; provided that upon the death, resignation or removal of the Director, the Director shall automatically cease to have any right, title or interest in and to any Real Estate Asset and shall execute and deliver such documents as the remaining Directors require to convey any Real Estate Asset held in his or her name, and shall account to the remaining Directors as they require for all such Property that he or she holds as nominee. Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any documents evidencing the conveyance have been executed and delivered. Written evidence of the qualification and acceptance of the election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary, appropriate or advisable.~~

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Section 6.3  ~~Section 6.5~~ Duties and Powers.

(a) General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by these Articles or the Bylaws. These Articles and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force. ~~At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority both of the Directors and of the Independent Directors.~~

(b) REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify as a REIT under the Code. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are advisable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors ~~(including a majority of the Independent Directors)~~ determines that it is no longer in the best interest of the Company to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code or any successor section. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article ~~VIII~~ VII is no longer required for REIT qualification.

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(c) Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth in these Articles or the Bylaws.

(d) Distributions. The Company may pay Distributions to its Stockholders, ~~as declared~~ including in shares of Equity Stock of one class payable to holders of shares of Equity Stock of another class, as authorized from time to time by the Board of Directors~~. The Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the declaration date for the Distribution but prior to the payment date of the Distribution, to pay the Distribution.~~ and declared by the Company. The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

~~Concurrently with any Distribution, the Company shall file a Form 8-K or other appropriate form or report with the Securities and Exchange Commission or otherwise provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than sixty (60) days after the close of the fiscal year in which the Distribution was paid.~~

~~The Company may not pay distributions in-kind, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property that meet all of the following conditions: (a) the Company advises each Stockholder of the risks associated with direct ownership of the in-kind property; (b) the Company offers each Stockholder the election of receiving in-kind property Distributions; and (c) the Company distributes in-kind property only to those Stockholders who accept the Company’s offer.~~

~~The Company shall endeavor to declare and pay such Distributions as shall be necessary under the Code to maintain the Company’s qualification as a REIT; provided, however, that Stockholders shall have no right to any Distribution unless and until declared by the Board of Directors. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.5(d) shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.~~

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~~(e) Distribution Reinvestment Plan. The Company may adopt a distribution reinvestment plan on such terms and conditions as shall be determined by the Board of Directors; provided, however, that any such plan shall, at a minimum, provide for the following: (i) all material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and (ii) each Stockholder participating in the distribution reinvestment plan shall have a reasonable opportunity to withdraw from the distribution reinvestment plan at least annually after receipt of the information required in subclause (i) above.~~

~~(f) Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine from time to time, but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated companies. Each determination shall be reflected in the minutes of a meeting of the Board of Directors.~~

~~(g) Review of Investment Policies. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Business Manager. The Independent Directors shall review these policies, with sufficient frequency and at least annually, to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each determination and the basis therefor shall be set forth in the minutes of a meeting of the Board of Directors.~~

~~(h) Determination of Consideration. The consideration paid for the Real Estate Assets acquired by the Company shall ordinarily be based upon the fair market value of the Real Estate Assets and approved by a majority of the Directors (including a majority of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if Real Estate Assets are acquired from a Sponsor, Business Manager, Director or any of their Affiliates pursuant to Section 7.7 hereof, the fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors.~~

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~~(i) Business Management Agreement; Business Manager Compensation. Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, the Company may enter into a Business Management Agreement for an initial one (1) year term subject to successive one-year renewals upon the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors; provided that the Business Management Agreement shall be terminable by mutual consent of the parties or by the Company upon the vote of a majority of the Independent Directors by providing sixty (60) days’ written notice to the Business Manager. The Independent Directors shall determine from time to time, and at least annually, that the compensation that the Company contracts to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed and is within the limits prescribed by these Articles and applicable law. The Independent Directors also shall supervise the performance of the Business Manager to determine that the Business Manager possesses sufficient qualifications to perform the business management functions for the Company and to justify the compensation paid to it by the Company as well as to confirm compliance with the provisions of the Business Management Agreement. The Directors, including the Independent Directors, shall evaluate the performance of the Business Manager before renewing the Business Management Agreement, based upon the following factors and all other factors that the Independent Directors may deem relevant, all of which shall be recorded in the minutes of a meeting of the Board of Directors: (i) the size of the Business Management Fee in relation to the size, composition and profitability of the Company’s assets; (ii) the success of the Business Manager in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by business managers or advisors performing similar services; (iv) the amount of additional revenues realized by the Business Manager and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Business Manager; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Business Manager for its own account. Payments to the Business Manager or its Affiliates for services rendered in a capacity other than as business manager may be made only upon a determination that: (A) the compensation does not exceed the compensation paid for any comparable services; and (B) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties.~~

(e)~~(j)~~ Reserved Powers of Board of Directors. The Board of Directors, without any action by ~~the Stockholders~~ any Stockholder of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of the Bylaws and to make new Bylaws.

~~(k) Share Repurchase Program. The Company may adopt a SRP to repurchase shares of Common Stock on such terms and conditions as shall be determined by the Board of Directors; provided, however, that in no event shall the Sponsor, the Business Manager, the Directors or any of their Affiliates receive a fee on the repurchase of shares of Common Stock by the Company under the SRP. The Company shall bear all costs involved in organizing, administering and maintaining the SRP.~~

Section 6.4 ~~Section 6.6~~ Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with Maryland law.

~~Section 6.7 Fiduciary Duty. The Directors and Business Manager shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. The Directors also shall have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Business Manager.~~

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Section 6.5 ~~Section 6.8~~ Determinations By Board of Directors. The determination as to any of the following matters, made in good faith by~~,~~ or pursuant to the direction of~~,~~ the Board of Directors ~~consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court~~, shall be final and conclusive and shall be binding upon the Company and every ~~Stockholder~~ holder of shares of its stock: (i) the amount of the ~~Net Income~~ net income of the Company for any period and the amount of assets at any time legally available ~~to pay Distributions or redeem Equity Stock~~ for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, ~~Net Assets~~ net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of these Articles (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock) or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company~~; (v) any matters relating to acquiring, holding and disposing of any assets by the Company; or (vi~~ or of any Equity Stock; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any assets by the Company; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any Person; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles, the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

~~ARTICLE VII~~

~~PROVISIONS FOR DEFINING, LIMITING AND~~

~~REGULATING CERTAIN POWERS OF THE COMPANY~~

~~AND OF ITS DIRECTORS AND STOCKHOLDERS~~

~~Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or the Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:~~

~~Section 7.1 Limitation on Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with forming the Company or selling shares of Equity Stock shall be reasonable and shall in no event exceed fifteen percent (15.0%) of the proceeds raised in the offering.~~

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~~Section 7.2 Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the acquisition of a Real Estate Asset by the Company shall be reasonable, and shall in no event exceed, in the case of a Real Estate Asset other than a Loan, an amount equal to six percent (6.0%) of the Contract Price of any Real Estate Asset acquired or, in the case of a Loan, six percent (6.0%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~Section 7.3 Limitation on Total Operating Expenses. The annual Total Operating Expenses shall not exceed, in any fiscal year, the greater of two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income for that fiscal year. The Independent Directors have a fiduciary responsibility to limit annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified in any particular period because of unusual and non-recurring expenses. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Stock if, within sixty (60) days after the end of any fiscal quarter, Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income, whichever is greater. If the Independent Directors determine that the higher Total Operating Expenses are justified, the disclosure must also contain an explanation of the Independent Directors’ conclusion. If the Total Operating Expenses exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s fiscal year, the Business Manager shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 7.3.~~

~~Section 7.4 Limitation on Real Estate Commissions. If the Company sells Property, the Company may pay a Competitive Real Estate Commission, which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6.0%) of the gross sales price of the Property; provided that, the amount of any brokerage fees payable to the Business Manager or any Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) three percent (3.0%) of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.~~

~~Section 7.5 Limitation on Business Management Fee. After the Stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their Invested Capital, the Company may pay, in any fiscal year, the Business Manager a Business Management Fee in an amount up to one percent (1.0%) of the Average Invested Assets, payable quarterly in an amount equal to one-quarter of one percent (0.25%) of the Average Invested Assets as of the last day of the immediately preceding quarter. The Business Management Fee shall be reasonable in relation to the nature and quality of services performed by the Business Manager. All or any portion of the Business Management Fee not paid in any fiscal year shall be deferred without interest and may, subject to the provisions of this Section 7.5, be paid in the next succeeding fiscal year(s).~~

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~~Section 7.6 Limitation on Incentive Fees. After the Stockholders have received a cumulative, non-compounded return of ten percent (10.0%) on, plus return of, their Invested Capital, the Company may pay the Business Manager an incentive fee (an “Incentive Fee”) equal to fifteen percent (15.0%) of the net proceeds from the sale of a Real Estate Asset, including assets owned by a Real Estate Operating Company acquired by the Company and operated as a subsidiary. If the Company retains more than one person or entity to serve as Business Manager, any Incentive Fees that may be paid under this Section 7.6 shall be allocated among the persons or entities serving as the Business Manager in the manner that is reasonably designed to reflect the value added to the Company’s assets by each respective Business Manager.~~

~~Section 7.7 Limitation on Transactions with Affiliates.~~

~~(a) Sales and Leases to Company. The Company shall not purchase Real Estate Assets from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and the price for the Real Estate Assets is no greater than the cost paid by the Sponsor, the Business Manager, the Property Manager, a Director or any Affiliate for the Real Estate Assets, unless substantial justification for the excess exists and the excess is reasonable. In no event shall the cost of any Real Estate Asset to the Company exceed its appraised value at the time the Real Estate Asset is acquired by the Company.~~

~~(b) Sales and Leases to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate. The Company shall not sell assets to, or lease assets from, the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless the sale or lease is approved by a majority of Directors, including a majority of Independent Directors not otherwise interested in the transaction, as being fair and reasonable to the Company.~~

~~(c) Loans. The Company shall not make any loans to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company except in accordance with applicable law and as provided in Article IX hereof. The Company may not borrow money from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the loan as being fair, competitive and commercially reasonable and no less favorable to the Company than a loan from an unaffiliated party under the same circumstances; provided that for these purposes, amounts owed but not yet paid by the Company under the Business Management Agreement, or any property management agreement, shall not constitute amounts advanced pursuant to a loan.~~

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~~(d) Investments. The Company shall not invest in joint ventures with the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers. The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.~~

~~(e) Other Transactions. All other transactions between the Company and the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from an unaffiliated third party.~~

~~Section 7.8 Limitation on Borrowing. The Company may not borrow money to pay Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution by the Code or otherwise as necessary, appropriate or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowings of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings shall not, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, exceed three hundred percent (300.0%) of Net Assets; provided further, that the Company shall not issue any Preferred Stock without the approval of a majority of the holders of Common Stock present at a duly convened meeting of the Stockholders if, after giving effect to the issuance of the Preferred Stock, the Company’s aggregate borrowings, including amounts payable by the Company in respect of the Preferred Stock, would exceed three hundred percent (300.0%) of Net Assets. Any excess in borrowing over three hundred percent (300.0%) of Net Assets level must be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for the excess.~~

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~~Section 7.9 Suitability of Stockholders.~~

~~(a) Income and Net Worth Standards. Any Person purchasing shares of Equity Stock shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make an investment in the Company. Net worth shall be determined by excluding the value of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.~~

~~(b) Determination that Sale to Stockholder is Suitable and Appropriate. The Dealer Manager and each Person selling shares of Equity Stock on behalf of the Dealer Manager or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Person purchasing Equity Stock. In making this determination, the Dealer Manager or each Person selling shares of Equity Stock on behalf of the Dealer Manager or the Company shall ascertain that the Person: (i) meets the minimum income and net worth standards established for the Company in Section 7.9(a) hereof; (ii) can reasonably benefit from an investment in the Company based on the Person’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the Person’s overall financial situation; and (iv) has apparent understanding of: (A) the fundamental risks of investment; (B) the risk that the Person may lose the entire investment; (C) the lack of liquidity of shares of Equity Stock; (D) the restrictions on transferability of shares of Equity Stock; (E) the background and qualification of the Sponsor or the Business Manager; and (F) the tax consequences of the investment. The Dealer Manager may require additional minimum initial and subsequent cash investment amounts.~~

ARTICLE VII~~ARTICLE VIII~~

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 ~~Section 8.1~~ Definitions. For the purpose of this Article ~~VIII~~VII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Equity Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2(g) hereof. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code; provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once. Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Article VII requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding, but Option Shares Beneficially Owned by other Persons shall not be deemed to be outstanding. The terms “Beneficial Owner~~,~~ “, “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

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~~“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.~~

~~“Charitable~~ “Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section ~~8.3~~ 7.3(fe) hereof; provided that each ~~such~~ organization must be described in Section 501(c)(3) of the Code and contributions to each ~~such~~ organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“Common Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock ~~of the Company~~, or such other percentage determined by the Board of Directors in accordance with Section 7.2(g) hereof. The number and value of outstanding shares of Common Stock ~~of the Company~~ shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code~~.~~ provided, however, that in determining the number of shares Constructively Owned by a Person, no share shall be counted more than once. Whenever a Person Constructively Owns Option Shares, then, whenever this Article VII requires a determination of the percentage of outstanding shares of a class of Equity Stock Constructively Owned by such Person, the Option Shares Constructively Owned by such Person shall also be deemed to be outstanding, but Option Shares Constructively Owned by other Persons shall not be deemed to be outstanding. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a ~~Stockholder of the Company~~ holder of shares of Equity Stock for whom an Excepted Holder Limit is created ~~by these Articles or~~ by the Board of Directors pursuant to Section ~~8.2~~7.2(f) hereof.

“Excepted Holder Limit” means, provided that the affected holder of Equity Stock ~~that~~ agrees to comply with the requirements ~~and~~ established by the Board of Directors pursuant to Section 7.2(f) hereof, the percentage limit established by the Board of Directors pursuant to Section ~~8.2~~7.2(f) hereof, subject to adjustment pursuant to Section ~~8.2~~7.2(g) hereof.

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“~~Initial Date” means the date upon which these Articles are filed with the SDAT.~~ Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“Non-Transfer Event” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“NYSE” means the New York Stock Exchange.

“Ownership Limit” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Section 7.2(g) hereof.

“Person” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, ~~partnership,~~ limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

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“~~Prohibited Owner” means~~ Purported Beneficial Transferee” shall mean, with respect to any purported Transfer~~, any Person who, but for the provisions of Section 8.2~~ or Non-Transfer Event that results in Excess Stock as defined in Section 7.2(a)(ii) hereof, the purported beneficial transferee (determined under the principles of Section 856(a)(5) of the Code) for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 7.2(a)(i) hereof~~, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person~~.

“Purported Record Transferee” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined below in Section 7.2(a)(ii) hereof, the purported record transferee of the Equity Stock who would have ~~been the~~ acquired such record ~~owner~~ownership of ~~the shares that the Prohibited Owner would have so owned~~shares of Equity Stock if such Transfer had been valid under Section 7.2(a)(i) hereof.

“Restriction Termination Date” means the first day ~~after the Initial Date~~ on which the Board of Directors determines, pursuant to Section ~~6.5~~6.3(b) hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article ~~VIII~~VII are no longer required for the Company to qualify as a REIT.

“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire, Beneficial Ownership ~~or~~, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of, or any agreement to acquire Equity Stock or the right to vote or receive dividends or other Distributions ~~or dividends~~ on, Equity Stock, including, without limitation, (i) the ~~granting~~ issuance and transfer to holders of shares or interests of another entity that is merged with the Company of shares of Equity Stock as a result of such merger, (ii) a change in the capital structure of the Company, (iii) a change in the relationship between two or more Persons which causes a change in ownership of shares of Equity Stock by application of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, (iv) the grant or exercise of any option or warrant (or any disposition of any option~~), (ii~~ or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire shares of Equity Stock, (v) any disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock or any interest in shares of Equity Stock or any exercise of any such conversion or exchange right ~~and~~, (~~iii~~vi) Transfers of interests in other entities that result in changes in Beneficial Ownership ~~or Constructive Ownership~~, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of Equity Stock, and (vii) any change in the value of one class or series of shares of Equity Stock relative to the value of any other class or series of shares of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned ~~or~~, Beneficially Owned or beneficially owned (determined under the principles of Section 856(a)(5) of the Code) and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have correlative meanings.

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“Trust” means any separate trust created and administered in accordance with the terms of Section ~~8.3~~7.3 hereof for the exclusive benefit of any ~~Charitable~~ Beneficiary.

“Trustee” means the Person unaffiliated with both the Company and ~~a~~any Prohibited Owner~~,~~ that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

Section 7.2 ~~Section 8.2~~ Equity Stock.

(a) Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~ Prior to the Restriction Termination Date:

(i) Basic Restrictions. (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year)~~, or otherwise~~; (C) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would result in the Company failing to qualify as a REIT; (D) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as ~~a REIT~~ such (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code ~~if the income derived by the Company from the tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); (C) notwithstanding any other provisions contained herein,~~ ); and (E) any Transfer of shares of Equity Stock ~~(whether or not the Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ that, if effective, would result in the Equity Stock being beneficially owned by ~~less~~fewer than one hundred (100) ~~Persons~~ persons (determined under ~~the~~ principles ~~of~~applicable to Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

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(ii) Transfer in Trust. If any Transfer of shares of Equity Stock ~~(whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system)~~ or Non-Transfer Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section ~~8.2~~ 7.2(a)(i)(A), (B), (C) or (D) hereof, then (A) that number of shares of ~~the~~ Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~8.2~~ 7.2(a)(i)(A), (B), (C) or (D) hereof (rounded up to the next whole share) (such shares the “Excess Stock”) shall be automatically transferred to a Trust for the benefit of a ~~Charitable~~ Beneficiary, as described in Section ~~8.3~~ 7.3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); ~~or~~ (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Section ~~8.2~~ 7.2(a)(i)(A), (B), (C) or (D) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section ~~8.2~~ 7.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock; or (C) if the transfer to the Trust described in subclause (A) of this sentence as a result of a Non-Transfer Event would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A), (B), (C) or (D) hereof, then the Non-Transfer Event that otherwise would cause any Person to violate Section 7.2(a)(i)(A), (B), (C) or (D) hereof shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock. To the extent that, upon a transfer of shares pursuant to this Section 7.2(a)(ii), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

(b) Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board of Directors) shall at any time determine in good faith that a Transfer or ~~other event~~ Non-Transfer Event has taken place that results in a violation of Section ~~8.2~~ 7.2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial ~~or~~ Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Section ~~8.2~~ 7.2(a) hereof (whether or not such violation is intended), the Board of Directors ~~shall~~ or its designee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or ~~other event~~ Non-Transfer Event, including, without limitation, causing the Company to redeem shares of Equity Stock, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or ~~other event~~ Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or ~~other event~~ Non-Transfer Event that results in violation of Section ~~8.2~~ 7.2(a) hereof shall automatically result in the transfer to the Trust described ~~above~~ therein, and, where applicable, such Transfer (or ~~other event~~ Non-Transfer Event) shall be void ab initio as provided in Section ~~8.2~~ 7.2(a) hereof irrespective of any action (or non-action) by the Board of Directors or its designee.

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(c) Owners Required to Provide Information. ~~From the Initial Date and prior~~ Prior to the Restriction Termination Date:

(i) every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty ~~(30)~~ days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status or qualification as a REIT and to ensure compliance with the ~~Aggregate Stock~~ Ownership ~~Limit; and~~ Limits and the other restrictions set forth herein;

(ii) each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company ~~such~~ any information as the Company may request, in good faith, in order to determine the Company’s status or qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance~~.~~ ; and

(iii) any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Section 7.2(a)(i), or any Person who held or would have owned shares of Equity Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 7.2(a)(ii), shall (A) immediately give written notice to the Company of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company and (B) shall provide to the Company any other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status or qualification as a REIT.

(d) Remedies Not Limited. Nothing contained in this Section ~~8.2~~ 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its ~~stockholders~~ Stockholders in preserving the Company’s status or qualification as a REIT.

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(e) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article ~~VIII~~ VII, or any definition contained in this Article ~~VIII~~ VII, the Board of Directors shall have the power to determine the application of the provisions of this Article ~~VIII~~ VII or any such definition with respect to any situation based on the facts known to the Board of Directors. In the event any section of this Article ~~VIII~~ VII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f) Exceptions.

(i) Subject to Section ~~8.2~~ 7.2(a)(i)(B), (C) and (D) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from one or both of the ~~Aggregate Stock~~ Ownership ~~Limit and the Common Stock Ownership Limit, as the case may be~~ Limits, and may establish or increase an Excepted Holder Limit for such Person if: (i) the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Section ~~8.2~~ 7.2(a)(i)(B), (C) and (D) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant, and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT~~,~~ shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article ~~VIII~~ VII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section ~~8.2~~ 7.2(a)(ii) and Section ~~8.3~~ 7.3 hereof.

(ii) Prior to granting any exception pursuant to Section ~~8.2~~ 7.2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service~~,~~ or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status or qualification as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception or waiver establishing or increasing an Excepted Holder Limit.

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(iii) Subject to Section ~~8.2~~ 7.2(a)(i)(B), (C) and (D) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to enable the person ~~acts~~ to act as an underwriter in connection with the public offering or private placement.

~~(iv) Nothing in this~~ Article VIII ~~to the contrary, this~~ Article VIII ~~shall not apply to the Initial Investment.~~

(iv)~~(v)~~ The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, as applicable.

(g) Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. ~~The~~ Subject to Section 7.2(a)(i)(B), (C) and (D) hereof, the Board of Directors may from time to time increase ~~the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit~~ one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons (or all Persons); provided, however, that any decreased Ownership Limit will not be effective for any Person whose percentage ownership in shares of Equity Stock is in excess of such decreased Ownership Limit until such time as such Person’s percentage of shares of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Equity Stock in excess of such percentage ownership of shares of Equity Stock will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Equity Stock or otherwise result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year).

(h) Legend. Except as otherwise provided in these Articles or the Bylaws, nothing in this Section ~~8.2~~ 7.2(h) shall be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the classes or series of Equity Stock of the Company without certificates. Each certificate for shares of Equity Stock, ~~(~~ if ~~any are issued)~~ certificated, shall bear a legend that substantially ~~the following legend:~~ describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a holder of Equity Stock on request and without charge.

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~~The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s Articles: (i) no Person may Beneficially Own or Constructively Own shares of the Company’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Equity Stock of the Company in excess of 9.8% of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than one hundred (100) Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Equity Stock that causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Articles of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.~~

Section 7.3 ~~Section 8.3~~ Transfer of Equity Stock in Trust.

(a) ~~Ownership in~~ Trust for Excess Stock. Upon any purported Transfer or ~~other event described in Section 8.2(a) hereof that would result in a transfer of shares of Equity~~ Non-Transfer Event that results in Excess Stock pursuant to ~~a Trust, the shares of Equity~~ Section 7.2(a) hereof, such Excess Stock shall be deemed to have been transferred to the Trustee~~,~~ as trustee of a Trust for the ~~exclusive~~ benefit of one or more ~~Charitable~~ Beneficiaries. ~~The transfer~~ Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day ~~immediately preceding the date of~~ prior to the purported Transfer or ~~other event~~ Non-Transfer Event that results in the ~~transfer~~ Transfer to the Trust pursuant to Section ~~8.2(a)(ii) hereof. The Trustee shall be appointed by the Company and shall be a Person unaffiliated with both the Company and any Prohibited Owner. Each Charitable~~ 7.2(a) hereof. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except as provided in Section 7.3(c) or (d) hereof. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 7.3(c) or (d) hereof. Each Beneficiary shall be designated by the Company as provided in Section ~~8.3(f).~~

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~~(b) Status of Shares of Equity Stock Held by the Trustee. Shares of Equity Stock held by the Trustee shall be treated as issued and outstanding shares of Equity Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares of Equity Stock held in the Trust~~ 7.3(e) hereof.

(b)~~(c)~~ Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other ~~Distributions~~ distributions with respect to ~~shares of Equity~~ Excess Stock ~~held in the Trust~~ , which rights shall be exercised for the exclusive benefit of the ~~Charitable~~ Beneficiary. Any dividend or other ~~Distribution~~ distribution paid prior to the discovery by the Company that ~~the~~ shares of Equity Stock have been ~~transferred~~ Transferred to the Trustee shall be paid by the recipient of such dividend or other ~~Distribution~~ distribution to the Trustee upon demand and any dividend or other ~~Distribution~~ distribution authorized but unpaid shall be paid when due to the Trustee. ~~The Prohibited Owner~~ Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Beneficiary. The Purported Record Transferee shall have no voting rights with respect to ~~shares held in the Trust~~ Excess Stock and, subject to ~~applicable~~ Maryland law, effective as of the date that ~~the~~ shares of Equity Stock have been ~~transferred~~ Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion)~~, assuming that the meeting or consent period has not otherwise been finally adjourned,~~ (i) to rescind as void any ~~proxy submitted or any~~ vote cast by a ~~Prohibited Owner~~ Purported Record Transferee prior to the discovery by the Company that ~~the~~ shares of Equity Stock have been ~~transferred~~ Transferred to the Trustee and (ii) to resubmit a proxy or recast ~~any~~ such vote in accordance with the desires of the Trustee acting for the benefit of the ~~Charitable~~ Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article ~~VIII~~ VII, until the Company has received notification that shares of Equity Stock have been ~~transferred~~ Transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

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(c)~~(d)~~ Sale of ~~Shares of Equity~~ Excess Stock by Trustee. Within ~~twenty (~~ 20~~)~~ days of receiving notice from the Company that shares of Equity Stock have been ~~transferred~~ Transferred to the Trust, the Trustee ~~of the Trust~~ shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section ~~8.2~~ 7.2(a) hereof. Upon such sale, the interest of the ~~Charitable~~ Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the ~~Prohibited Owner~~ Purported Record Transferee or Purported Beneficial Transferee, as applicable, and to the ~~Charitable~~ Beneficiary as provided in this Section ~~8.3~~ 7.3(~~d). The Prohibited Owner~~ c). The Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall receive the lesser of~~:~~ (~~1~~ i) the price paid by the ~~Prohibited Owner~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable, for the shares or, if the ~~Prohibited Owner~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable, did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust~~;~~ and (~~2~~ ii) the ~~price per share~~ sale proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 7.3(b) hereof. Any net sales proceeds in excess of the amount payable to the ~~Prohibited Owner~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall be immediately paid to the ~~Charitable~~ Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been ~~transferred~~ Transferred to the Trustee, such shares are sold by a ~~Prohibited Owner, then:~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable, then (~~1~~ x) such shares shall be deemed to have been sold on behalf of the Trust~~;~~ and (~~2~~ y) to the extent that the ~~Prohibited Owner~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable, received an amount for such shares that exceeds the amount that such ~~Prohibited Owner~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable, was entitled to receive pursuant to this Section ~~8.3~~ 7.3(~~d~~ c), ~~the~~ such excess shall be paid to the Trustee upon demand.

(d)~~(e) Purchase Right in~~ Call by Company on Excess Stock ~~Transferred to the Trustee.~~ . Shares of ~~Equity~~ Excess Stock ~~transferred to the Trustee~~ shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in ~~the transfer to the Trust~~ such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of ~~the~~ such devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts ~~the~~ such offer. The Company shall have the right to accept such offer until the Trustee has sold the ~~shares held in the Trust~~ Excess Stock pursuant to Section ~~8.3~~ 7.3(~~d~~ c) hereof. Upon ~~the~~ such a sale to the Company, the interest of the ~~Charitable~~ Beneficiary in the ~~shares~~ Excess Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the ~~Prohibited Owner~~ Purported Beneficial Transferee or Purported Record Transferee, as applicable. The Company may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 7.3(b) hereof. The Company shall pay the amount of such reduction to the Trustee for the benefit of the Beneficiary.

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(e)~~(f)~~ Designation of Charitable Beneficiaries. ~~By written notice to the Trustee, the~~ The Company shall designate one or more nonprofit organizations to be the ~~Charitable~~ Beneficiary of the interest in the Trust such that (i) ~~the shares of Equity~~ Excess Stock held in the Trust would not violate the restrictions set forth in Section ~~8.2~~ 7.2(a) hereof in the hands of such ~~Charitable~~ Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than (vii) or (viii) thereof), 2055 and 2522 of the Code. Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 7.3(a) hereof shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment. The designation of a nonprofit organization as a Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Beneficiary at any time and for any or no reason. Any determination by the Company with respect to the application of this Article VII shall be binding on each Beneficiary.

Section 7.4 ~~Section 8.4 Exchange Transactions~~ Settlement. Nothing in this Article ~~VIII~~ VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system~~;~~ provided~~,~~ . The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article ~~VIII~~ VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article ~~VIII~~ VII.

Section 7.5 ~~Section 8.5~~ Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article ~~VIII~~ VII.

Section 7.6 ~~Section 8.6~~ Non-Waiver. No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article ~~VIII~~ VII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

~~ARTICLE IX~~

~~INVESTMENT RESTRICTIONS~~

~~Section 9.1 Investment Policies. Subject to any restrictions set forth herein, the investment policies set forth in this~~ Article IX ~~shall be approved by the Board of Directors, including a majority of the Independent Directors. The Independent Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Company.~~

~~Section 9.2 Investment Restrictions. The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles. In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company may not:~~

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~~(a) invest more than ten percent (10.0%) of the Company’s total assets in unimproved real property or Mortgage Loans on unimproved real property. For purposes of this paragraph, “unimproved real property” does not include a Property: (i) acquired for the purpose of producing rental or other operating income; (ii) having development or construction in process; or (iii) under contract for development or in planning for development within one (1) year;~~

~~(b) invest in commodities or commodity future contracts, except for interest rate futures used solely for hedging purposes;~~

~~(c) invest in or make Mortgage Loans unless an appraisal prepared by an Independent Expert is obtained for the underlying Property and the mortgage indebtedness on any Property would in no event exceed the Property’s appraised value; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans. The appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment insuring the priority of the mortgage and condition of the title must be obtained prior to closing;~~

~~(d) invest in real estate contracts of sale otherwise known as land sale contracts unless the contracts are in recordable form and appropriately recorded in the chain of title;~~

~~(e) make or invest in Mortgage Loans, including construction loans, on any one Property, if the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans made by the Company, would exceed an amount equal to eighty-five percent (85.0%) of the appraised value of the Property as determined by an Independent Expert unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that such loans would in no event exceed the appraised value of the property at the date of the loans; provided that the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans of the Company, shall include all interest (excluding contingent participation in income or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5.0%) per annum of the principal balance of the loan; provided, further, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans;~~

~~(f) make or invest in any Mortgage Loans that are subordinate to any mortgage or equity interest of the Business Manager, the Sponsor, a Director or any Affiliates thereof;~~

~~(g) invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the investment as being fair, competitive and commercially reasonable; provided however that the requirements on this section shall not apply to the purchase by the Company of (i) its own securities pursuant to its SRP or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company; (ii) the securities of a publicly-traded entity (as defined in Section 7.7(d) hereof) made in accordance with Section 7.7(d); or (iii) the securities of a Real Estate Operating Company;~~

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~~(h) invest in joint ventures with the Sponsor, Business Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers;~~

~~(i) engage in any short sale of securities or borrow, on an unsecured basis, the borrowing will result in an Asset Coverage of less than three hundred percent (300.0%);~~

~~(j) invest in Real Estate Assets unless a majority of the Directors, including Independent Directors, approves the investment; provided that if the Company acquires a Property from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliates thereof, the provisions of Section 7.7 hereof also shall be applicable;~~

~~(k) invest in Junior Debt secured by a mortgage on real property that is subordinate to the lien of Senior Debt, except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed ninety percent (90.0%) of the appraised value of such Property at the time of the investment, if after giving effect thereto, the value of all investments of the Company in Junior Debt (as reflected on the books of the Company in accordance with GAAP, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25.0%) of the Company’s tangible assets; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that invests in Junior Debt. The value of any investments in Junior Debt not meeting the aforementioned requirements shall be limited to ten percent (10.0%) of the Company’s tangible assets (which would be included within the twenty-five percent (25.0%) limitation);~~

~~(l) engage in trading, as compared with investment, activities;~~

~~(m) engage in underwriting or the agency distribution of securities issued by others;~~

~~(n) invest or acquire interests or securities in any entity or trust formed to complete any tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (or any successor statute), if the entity or trust was sponsored by Inland Real Estate Exchange Corporation or any of its Affiliates; and~~

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~~(o) acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for cash, which may be invested on a temporary basis in these entities.~~

Section 7.7 Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII~~ARTICLE X~~

~~STOCKHOLDERS~~ TENDER OFFERS

~~Section 10.1 Access to Corporate Documents and Records.~~

~~(a) The Company shall permit inspection of any of its corporate documents and records by a state securities administrator upon reasonable notice and during normal business hours.~~

~~(b) Any Stockholder and any designated representative thereof shall be permitted to inspect and obtain copies of any corporate documents. Any Stockholder may present to any officer of the Company or its resident agent a written request for a statement showing all Equity Stock and securities issued by the Company.~~

~~(c) Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs.~~

~~(d) Any person or group of persons who together are and for at least six months have been Stockholders of record of at least five percent (5.0%) of the Company’s outstanding Equity Stock of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books of account and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Stockholder List. As used in this Section 10.1, the term “Stockholder List” means an alphabetical list of names and addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.~~

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~~(e) The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of its corporate documents and records pursuant to this Section 10.1. If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy any of the Company’s corporate documents and records, the Business Manager and the Directors shall be liable to any Stockholder for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the applicable corporate documents and records and for actual damages suffered by any Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the corporate documents and records is to secure the information for the purpose of selling the corporate documents and records or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company. The Company may require any Stockholder requesting to inspect or obtain copies of corporate documents and records pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided in this Section 10.1(e) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law.~~

~~Section 10.2 Reports and Meetings.~~

~~(a) Reports. Each year the Company shall prepare an annual report of its operations and shall submit the annual report to each Stockholder at or before the annual meeting of the Stockholders within one hundred twenty (120) days after the end of the Company’s fiscal year. The report shall include: (i) audited income statements and balance sheets for the previous three and two years, respectively or, the period of time the Company has been operating if less, all prepared in accordance with the rules and regulations of the Securities and Exchange Commission governing the preparation of financial statements; (ii) if applicable, the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of fees paid to the Sponsor, the Business Manager, the Property Managers and any Affiliates thereof, including fees or charges paid to the Sponsor and its Affiliates by third parties doing business with the Company; (iv) the Total Operating Expenses stated as a percentage of Average Invested Assets and as a percentage of Net Income for the most recently completed fiscal year; (v) a report from the Independent Directors stating that the policies being followed by the Company are in the best interests of the Stockholders in the aggregate and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Sponsor, the Business Manager, the Property Managers, the Directors and any Affiliates thereof occurring in the most recently completed fiscal year.~~

~~(b) Location of Meetings. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.~~

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~~(c) Annual Meetings; Special Meetings. There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than thirty (30) days) following delivery of the annual report described in Section 10.2(a) hereof, but within six (6) months after the end of each fiscal year. The Directors, including the Independent Directors, shall take all reasonable steps to insure that the requirements of this Article X are satisfied. Special meetings of the Stockholders may be called by the chairman, the chief executive officer, the president, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than ten percent (10.0%) of the outstanding shares of Common Stock entitled to vote at such meeting. Upon receipt of such a written request, the secretary of the Company shall: (i) inform the Stockholders making the written request of the reasonably estimated cost of preparing and mailing a notice of such meeting; and (ii) upon payment of these costs to the Company by such Stockholders making the written request, notify each Stockholder entitled to notice of the meeting and the purpose of the meeting not less than fifteen (15) nor more than sixty (60) days prior to the date of such meeting.~~

~~(d) Except as provided in the last sentence of Section 10.2(c) hereof, notice of any annual or special meeting of Stockholders shall be given not less than ten (10) nor more than ninety (90) days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.~~

Section 8.1~~(e)~~ Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5.0%) of the outstanding shares of a class of Equity Stock (the “Target Class”); provided, however, that, unless otherwise required by the Exchange Act or the rules and regulations promulgated under the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Company at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Person’s shares of ~~Equity Stock~~ the Target Class and any shares of ~~Equity Stock~~ the Target Class acquired in such tender offer (collectively, the “~~Tendered~~ Offeror’s Shares”) at the lesser of (i) the price then being paid per share of Common Stock purchased in the Company’s latest offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the shares of Equity Stock as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such ~~Tendered~~ Offeror’s Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares of Equity Stock to the Company. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Article ~~X~~ VIII, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of ~~Tendered~~ the Offeror’s Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of ~~Tendered~~ the Offeror’s Shares pursuant to this Article ~~X~~ VIII. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Article ~~X~~ VIII shall be of no force or effect with respect to any shares of Equity Stock that are then listed on a national securities exchange

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~~ARTICLE XI~~

~~ELECTION~~

~~Section 11.1 Business Combination Statute. Notwithstanding any other provision of these Articles, or any contrary provision of law, pursuant to the authority granted by Section 3-603(e)(1)(iii) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Business Combination Statute, found in Title 3, Subtitle 6 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time or any successor statute thereto) of the Company and The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.~~

~~Section 11.2 Control Share Acquisition Statute. Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-702(b) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Control Share Statute, found in Title 3, Subtitle 7 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to the acquisition of any Equity Stock of the Company by The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.~~

~~Section 11.3 Unsolicited Takeovers Statute. Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-802(c) of the MGCL (as amended from time to time or any successor statute thereto), the Company shall not be subject to any of the provisions of the Unsolicited Takeovers Statute found in Title 3, Subtitle 8 of the MGCL (as amended from time to time or any successor statute thereto).~~

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~~ARTICLE XII ROLL-UPS~~

~~Section 12.1 Appraisal. In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.~~

~~The Company’s assets shall be appraised in a consistent manner. The appraisal shall:~~

~~(a) be based on an evaluation of all relevant information;~~

~~(b) indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up; and~~

~~(c) assume an orderly liquidation of the Company’s assets over a twelve (12) month period.~~

~~The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.~~

~~Section 12.2 Stockholder Options. Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:~~

~~(a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or~~

~~(b) one of the following:~~

~~(i) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed; or~~

~~(ii) receiving cash in an amount equal to the Stockholders’ pro rata share of the appraised value of the Net Assets of the Company.~~

~~Section 12.3 Restrictions. The Company may not participate in any proposed Roll-Up that would:~~

~~(a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;~~

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~~(b) result in the Stockholders having voting rights that are less than those provided in these Articles;~~

~~(c) result in the Stockholders having greater liability than as provided in these Articles;~~

~~(d) result in the Stockholders having rights to receive reports that are less than those provided in these Articles;~~

~~(e) result in the Stockholders having access to records that are more limited than those provided in these Articles;~~

~~(f) include provisions that would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);~~

~~(g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;~~

~~(h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or~~

~~(i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the outstanding voting shares of Common Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up that would result in Stockholders having rights and restrictions comparable to those contained in this Article XII.~~

~~Approval of a majority of the outstanding voting shares of Common Stock is required for the Company to engage in any Roll-Up that is in conformity with this Article XII.~~

~~Section 12.4 General. The provisions of this Article XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.~~

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~~ARTICLE XIII~~

~~BUSINESS COMBINATIONS WITH BUSINESS MANAGER~~

~~AND PROPERTY MANAGERS~~

~~Section 13.1 Business Combinations. The Company shall consider becoming a self-administered REIT once the Company’s assets and income are, in the view of the Board of Directors, of sufficient size such that internalizing the management functions performed by the Business Manager and the Property Managers is in the best interests of the Stockholders.~~

~~If the Board of Directors should make this determination in the future, the Company shall pay one-half of the costs, and the Business Manager and the Property Managers shall pay the other half, of an investment banking firm. This firm shall jointly advise the Company and the Sponsor on the value of the Business Manager and the Property Managers. After the investment banking firm completes its analyses, the Company shall require it to prepare a written report and make a formal presentation to the Board of Directors.~~

~~Following the presentation by the investment banking firm, the Board of Directors shall form a special committee comprised entirely of Independent Directors to consider a possible business combination with the Business Manager and the Property Managers. The Board of Directors shall, subject to applicable law, delegate all of its decision-making power and authority to the special committee with respect to these matters. The special committee also shall be authorized to retain its own financial advisors and legal counsel to, among other things, negotiate with representatives of the Business Manager and the Property Managers regarding a possible business combination.~~

~~Section 13.2 Conditions to Completion of Business Combination. Before the Company may complete any business combination with either the Business Manager or any of the Property Managers in accordance with this Article XIII, the following two conditions shall be satisfied:~~

~~(a) the special committee formed in accordance with Section 13.1 hereof receives an opinion from a recognized investment banking firm, separate and distinct from the firm jointly retained to provide a valuation analysis in accordance with Section 13.1 hereof, concluding that the consideration to be paid to acquire the Business Manager or any Property Manager, as the case may be, is fair to the Stockholders from a financial point of view; and~~

~~(b) the holders of a majority of the votes cast at a meeting of the Stockholders called for such purpose (if a quorum is present at the meeting) approves the acquisition; provided that, for these purposes only, any shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates will be counted for purposes of determining the presence of quorum but will not, however, initially constitute a vote cast for purposes of determining the number of votes necessary to approve the acquisition. If the proposal receives the necessary votes to approve the acquisition, all shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates may then be voted in favor of the transaction.~~

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ARTICLE IX~~ARTICLE XIV~~

AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 9.1 ~~Section 14.1~~ General. The Company reserves the right, from time to time, to supplement, amend or restate these Articles, now or hereafter authorized by law, including any supplement, amendment or restatement altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all supplements, amendments or restatements thereto.

~~Section 14.2 Stockholders’ Approval. Subject to: (a) the restrictions on Roll-Ups described in Article XII hereof so long as applicable; (b) the limitations described in Article VIII hereof; (c) the provisions of Article XIII; and (d) Section 14.3 hereof, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Common Stock: (i) supplement, amend or restate these Articles; (ii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; (iii) cause a merger, consolidation or share exchange of the Company except that where the merger is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Board of Directors unless a party to the merger is an affiliate of the Sponsor; or (iv) dissolve or liquidate the Company. For purposes of these Articles, a sale of two-thirds or more of the Company’s assets, based on number or fair market value, shall constitute a sale of “substantially all of the Company’s assets.”~~

Section 9.2 ~~Section 14.3 By Stockholders~~. ~~Notwithstanding any~~ Stockholders’ Approval. Subject to the limitations described in Article VII hereof and notwithstanding any other provision of law permitting or requiring any action to be taken or approved by the affirmative vote of ~~the holders of shares~~Stockholders entitled to cast a greater number of votes, ~~the holders of a majority of the then outstanding voting shares of Common Stock may, at a duly called meeting of such holders and without the necessity for concurrence by the Directors, vote to: (i) supplement, amend or restate these Articles; or (ii) dissolve or liquidate the Company. Any action permitted or required to be taken at a meeting of Stockholders may also be taken by written consent of the requisite holders. In the event that the holders of the then outstanding voting shares of Common Stock direct the amendment of these Articles or the dissolution or liquidation of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is reasonably necessary to accomplish such supplement, amendment, restatement, dissolution or liquidation~~ any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE X~~ARTICLE XV~~

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 10.1 ~~Section 15.1~~ Limitation of Stockholder Liability. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

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Section 10.2 ~~Section 15.2~~ Limitation of Director and Officer Liability. ~~Except as otherwise limited in this Section 15.2, no~~ No Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the maximum extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation. ~~Notwithstanding the foregoing, no Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company unless: (i) the Director of officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director of officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.~~ Neither the amendment nor repeal of this ~~Section 15.2,~~ Article X, nor the adoption or amendment of any other provision of these Articles or of the Bylaws inconsistent with this ~~Section 15.2,~~Article X, shall apply to or affect~~,~~ in any respect~~,~~ the applicability of ~~this Section 15.2~~the preceding sentence with respect to any act or failure to act ~~that~~ which occurred prior to such amendment, repeal or adoption. ~~In addition to the foregoing, the Company shall not enter into a contract or agreement with the Business Manager or any of its Affiliates that includes provisions holding the Business Manager or its Affiliate, as the case may be, harmless from loss or liability unless, at a minimum, the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 (with any necessary conforming changes) are included in the contract or agreement and are required to be satisfied. Notwithstanding the immediately foregoing sentence, the inclusion of the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 in any contract or agreement between the Company and the Business Manager or its Affiliates shall not be read to limit any loss or liability that the Business Manager or its Affiliate, as the case may be, may otherwise have at law or in equity.~~

Section 10.3 ~~Section 15.3~~ Indemnification.

(a) ~~Subject to paragraphs (b), (c) and (d) of this Section 15.3, the Company shall indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company including the Business Manager or the Property Managers and each of their Affiliates (each an “Indemnified Party”) from and against any liability or loss to which the Indemnified Party may become subject or which the Indemnified Party may incur by reason of his, her or its service~~ To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, ~~employee or agent of the Company, the Business Manager, the Property Managers and their respective Affiliates.~~ partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each an “Indemnified Party”). The rights to indemnification and advance of expenses provided by these Articles shall vest immediately upon election of a Director or officer. The Company may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment or reimbursement of expenses provided in these Articles shall not be deemed exclusive of or limit in any way other rights to which any Indemnified Party may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

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~~(b) The Company shall not indemnify an Indemnified Party unless: (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors); and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders.~~

~~(c) Notwithstanding anything to the contrary in Section 15.3(b) hereof, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Business Manager or any Property Manager or their Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Person; (ii) the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Person; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.~~

~~(d) The Company shall advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the MGCL, and only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Person, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and (iii) the Indemnified Party receiving advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.~~

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(b)~~(e)~~ The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status~~; provided, however, that the Company shall not incur the costs of any liability insurance that insures any Person against liability or loss for which he, she or it could not be indemnified under these Articles~~ . Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.

~~ARTICLE XVI~~

~~MISCELLANEOUS~~

~~Section 16.1 The rights of all parties and the validity, construction and effect of every provision of these Articles shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines shall control to the extent that the relevant provision of the MGCL is not mandatory, except that Section 14.2 of the Articles shall govern Stockholder approval of all matters set forth therein, notwithstanding any contrary provision of the MGCL. Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the Board of Directors; provided, however, that any determination by the Board of Directors shall not affect or impair any of the remaining provisions of these Articles or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination. The provisions of this Section 16.1 shall cease to have any effect on the earlier of the date upon which (i) the Company shall have a class of security that is a “covered security,” as defined in the Securities Act of 1933, as amended or (ii) the Company is no longer subject to the NASAA REIT Guidelines. As used in this Section 16.1, “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on September 29, 1993, and in effect on the date of this amendment.~~

THIRD: The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the ~~stockholders of the Company~~ Stockholders as required by law.

FOURTH: The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Company’s current resident agent ~~is~~ are set forth in Article III of the foregoing amendment and restatement of the charter.

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SIXTH: The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the ~~articles of incorporation~~ charter.

SEVENTH: The undersigned President of Inland American Real Estate Trust, Inc. acknowledges these ~~Sixth~~ Eighth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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B-II-48

IN WITNESS WHEREOF, the Company has caused these ~~Sixth~~Eighth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~24th~~ [    ] day of ~~August, 2010.~~ [    ], 2013.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	~~/s/ Brenda G. Gujral~~
Name:	~~Brenda G~~ Thomas P. ~~Gujral~~ McGuinness
Title:	President

ATTEST: INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	~~/s/ Scott W. Wilton~~
Name:	Scott W. Wilton
Title:	Secretary

B-II-49

INLAND AMERICAN REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – [      ], 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned stockholder of Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Thomas P. McGuinness and Scott W. Wilton as proxies for the undersigned, and each of them, each with full power of substitution, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on [                ], 2013, at 9:00 a.m. central time, including any and all adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting with respect to any and all matters that come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. FOR PROPOSAL NO. 1, IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL NO. 1. AN ABSTENTION FROM PROPOSAL NO. 1 WILL HAVE THE EFFECT OF A VOTE “AGAINST” THE ELECTION OF A NOMINEE. FOR PROPOSALS NO. 2 THROUGH 10, EACH OF PROPOSALS NO. 2 THROUGH 10 ARE CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 2 THROUGH 10; THEREFORE, AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” A PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” THAT PROPOSAL AND ALL THE REMAINDER OF PROPOSALS NO. 2 THROUGH 10. FOR ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDERS.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

THE BOARD OF DIRECTORS (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, AND “FOR” PROPOSALS 2-10.	Please mark vote as indicated in this example	☒

1. ELECTION OF DIRECTORS:	FOR	AGAINST	ABSTAIN
1.1 J. MICHAEL BORDEN	☐	☐	☐
1.2 THOMAS F. GLAVIN	☐	☐	☐
1.3 BRENDA G. GUJRAL	☐	☐	☐
1.4 THOMAS F. MEAGHER	☐	☐	☐
1.5 ROBERT D. PARKS	☐	☐	☐
1.6 PAULA SABAN	☐	☐	☐
1.7 WILLIAM J. WIERZBICKI	☐	☐	☐

2.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING THE COMPANY’S EQUITY STOCK AND STOCKHOLDERS.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING THE COMPANY’S BOARD OF DIRECTORS.	☐	☐	☐

4.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY.	☐	☐	☐

5.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REVISE THE PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES OF THE COMPANY’S STOCK.	☐	☐	☐

6.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE OR REVISE PROVISIONS REGARDING EXTRAORDINARY ACTIONS.	☐	☐	☐

7.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO REMOVE PROVISIONS STATING THAT THE NORTH AMERICAN SECURITIES ADMINISTRATORS ASSOCIATION’S STATEMENT OF POLICY REGARDING REAL ESTATE INVESTMENT TRUSTS CONTROL INTERPRETATION OF THE COMPANY’S CHARTER EXCEPT IN CERTAIN CIRCUMSTANCES.	FOR ☐	AGAINST ☐	ABSTAIN ☐

8.	APPROVE AMENDMENTS TO THE COMPANY’S CHARTER TO ADD PROVISIONS RELATING TO THE INCREASE OR DECREASE OF AUTHORIZED SHARES AND THE RECLASSIFICATION OF COMMON STOCK.	☐	☐	☐

9.	APPROVE AMENDMENTS REGARDING CONFORMING CHANGES AND OTHER MINISTERIAL MODIFICATIONS TO AND RESTATEMENT OF THE COMPANY’S CHARTER.	☐	☐	☐

10.	APPROVE AMENDMENTS TO, AND THE RESTATEMENT OF, THE COMPANY’S CHARTER (AS AMENDED AND RESTATED PURSUANT TO PROPOSALS NO. 2 THROUGH 9 ABOVE) TO REMOVE OR REVISE PROVISIONS REGARDING THE COMPANY’S SPONSOR, THE BUSINESS MANAGER AND THEIR AFFILIATES	☐	☐	☐

Date: , 2013

Signature

Signature (if held jointly)

Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING IN PERSON. ☐	PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal seperately.

OPTION B:

If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors (Including all of the Independent Directors).

VOTE BY INTERNET:	The web address is www.proxyvoting.com/INLAND. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

IF YOU VOTE BY PHONE OR INTERNET–DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

Call « « Toll Free « « On a Touch-Tone Telephone 1-877-550-3536 There is NO CHARGE to you for this call
CONTROL NUMBER for Telephone/Internet Voting